    As filed with the Securities and Exchange Commission on April 30, 2004

                                       Securities Act Registration No. 33-22363
                               Investment Company Act Registration No. 811-5594
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 -------------


                                  FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [_]
                         Pre-Effective Amendment No.                 [_]
                       Post-Effective Amendment No. 26               [X]
                                   and/or
                      REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                [_]
                              Amendment No. 28                       [X]
                      (Check appropriate box or boxes)


                                 -------------

                       DRYDEN SHORT-TERM BOND FUND, INC.
               (Formerly, Prudential Short-Term Bond Fund, Inc.)
              (Exact name of registrant as specified in charter)

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                           NEWARK, NEW JERSEY 07102
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code: (973) 367-7521


                              Richard Kirk, Esq.

                             Gateway Center Three
                              100 Mulberry Street
                           Newark, New Jersey 07102
                    (Name and Address of Agent for Service)

                 Approximate date of proposed public offering:
                  As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                           (check appropriate box):


                        [X] immediately upon filing pursuant to paragraph (b)


                        [_] on (date) pursuant to paragraph (b)


                        [_] 60 days after filing pursuant to paragraph (a)(1)

                        [_] on (date) pursuant to paragraph (a)(1)
                        [_] 75 days after filing pursuant to paragraph (a)(2)
                        [_] on (date) pursuant to paragraph (a)(2) of rule 485.
                            If appropriate, check the following box:
                        [_] this post-effective amendment designates a new
                            effective date for a previously filed
                            post-effective amendment


================================================================================



Dryden Short-Term Bond Fund, Inc.--
Dryden Short-Term Corporate Bond Fund



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     APRIL 30, 2004 PROSPECTUS


                                    [GRAPHIC]


FUND TYPE
Debt

OBJECTIVE
High current income consistent with the preservation of principal
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.



[LOGO] JennisonDryden Mutual Funds

Table of Contents


  3 RISK/RETURN SUMMARY
  3 Investment Objective and Principal Strategies
  4 Principal Risks
  4 Evaluating Performance
  7 Fees and Expenses

  9 HOW THE FUND INVESTS
  9 Investment Objective and Policies
 12 Other Investments and Strategies
 15 Investment Risks

 20 HOW THE FUND IS MANAGED
 20 Board of Directors
 20 Manager
 20 Investment Adviser
 22 Distributor

 23 FUND DISTRIBUTIONS AND TAX ISSUES
 23 Distributions
 24 Tax Issues
 25 If You Sell or Exchange Your Shares

 27 HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
 27 How to Buy Shares
 36 How to Sell Your Shares
 39 How to Exchange Your Shares
 41 Telephone Redemptions or Exchanges
 41 Expedited Redemption Privilege

 43 FINANCIAL HIGHLIGHTS
 43 Class A Shares
 44 Class B Shares
 45 Class C Shares
 46 Class Z Shares

A-1 DESCRIPTION OF SECURITY RATINGS

    FOR MORE INFORMATION (BACK COVER)


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2   Visit our website at www.jennisondryden.com
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


Risk/Return Summary

This section highlights key information about Dryden Short-Term Bond Fund, Inc.--Dryden Short-Term Corporate Bond Fund, which we refer to as the "Fund."
Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is high current income consistent with the preservation of principal. We invest, under normal circumstances, at least 80% of the Fund's investable assets in bonds of corporations with maturities of six years or less. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, and corporations include all private issuers. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The
Fund will provide 60 days' prior written notice to shareholders of a change in the 80% policy stated above. The Fund may invest in mortgage-related securities and asset-backed securities. Up to 35% of the Fund's investable assets may be invested in dollar-denominated obligations issued in the U.S. by foreign corporations and governments (Yankee obligations). We may also invest up to 20% of the Fund's investable assets in debt obligations issued by the U.S.
Government and government related entities.


Some (but not all) of the U.S. Government securities and mortgage-related securities in which the Fund will invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S.
Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National Mortgage
Association (GNMA or "Ginnie Mae"). Securities issued by other government entities that may be chartered or sponsored by Acts of Congress, in which the Fund may invest, are not backed by the full faith and credit of the United
States and must rely on their own resources to repay the debt. These securities include, but are not limited to, obligations of the Federal Home Loan Mortgage
Corporation (FHLMC or "Freddie Mac"), the Federal National Mortgage Association
(FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or
"Sallie Mae"), each of which has the right to borrow from the United States
Treasury to meet its obligations, and obligations of the Farm Credit System, whose obligations may only be satisfied by the individual credit of the issuing agency.


While we make every effort to achieve our objective, we can't guarantee success.

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


Risk/Return Summary


We may invest up to 10% of the Fund's investable assets in below investment-grade debt obligations, which are also known as high-yield debt securities or junk bonds. The Fund also engages in active trading in order to take advantage of new investment opportunities or yield differentials.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The debt obligations in which the Fund invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. In addition, as referred to above, not all U.S. Government and mortgage related securities are insured or guaranteed by the U.S. Government; some are backed only by the issuing agency, which must rely on its own resources to repay the debt. There is also the risk that the securities could lose value because interest rates rise or because there is a lack of confidence in the borrower. Mortgage-related and asset-backed securities are subject to prepayment risk, which means that if they are prepaid, the Fund may have to replace them with lower-yielding securities. Securities in the lowest rating category for investment grade securities have speculative characteristics, including a higher risk of default than higher rated securities. Below investment-grade securities are subject to a higher risk of default of payments of principal and interest and tend to be less liquid than higher-rated securities. The Fund's investments in Yankee obligations involve additional risks. Foreign markets, especially those in developing countries, are often more volatile than U.S. markets, and foreign issuers are generally not subject to regulatory requirements comparable to U.S. issuers. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

The Fund may actively and frequently trade its portfolio securities. High portfolio turnover may result in higher transaction costs, which can affect the Fund's performance and may have adverse tax consequences.

Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of

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




operation for the last 10 years. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Annual Total Returns* (Class A shares)

                                    [CHART]

Annual Total Returns* (Class A shares)

 1994     1995   1996   1997   1998   1999   2000   2001   2002   2003
-------  ------  -----  -----  -----  -----  -----  -----  -----  -----
(1.16)%  13.12%  4.32%  6.81%  6.81%  1.72%  7.65%  7.40%  6.69%  4.83%

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
BEST QUARTER: 9.08% (2nd quarter of 2003) WORST QUARTER: (7.34)% (3rd quarter of 1998)


--------------------------------------------------------------------------------
*These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the management fee waiver and the distribution and service (12b-1) fee waiver the annual returns would have been lower, too.

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

Risk/Return Summary


AVERAGE ANNUAL TOTAL RETURNS/1/ (as of 12-31-03)
                         ONE YEAR FIVE YEARS TEN YEARS    SINCE INCEPTION
Class B shares             1.05%     5.03%     5.10%   5.22% (since 12-9-92)
----------------------------------------------------------------------------
Class C shares             2.28      4.92       N/A     5.50 (since 8-1-94)
----------------------------------------------------------------------------
Class Z shares             5.18      5.95       N/A    6.29 (since 12-16-96)
----------------------------------------------------------------------------
Class R shares/2/           N/A       N/A       N/A      N/A (since 4-23-04)
----------------------------------------------------------------------------
Class A Shares
----------------------------------------------------------------------------
  Return Before Taxes      1.43      4.94      5.41     6.42 (since 9-1-89)
----------------------------------------------------------------------------
  Return After Taxes on
   Distributions/3,4/     (0.20)     2.82      3.04     4.03 (since 9-1-89)
----------------------------------------------------------------------------
  Return After Taxes on
   Distributions
   and Sale of Fund
   Shares/3,4/             0.91      2.89      3.11     4.06 (since 9-1-89)
----------------------------------------------------------------------------
Index (reflects no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------
  Lehman U.S. Credit
   Index/5/                5.40      6.96      6.84            **/5/
----------------------------------------------------------------------------
  Lipper Average/6/        3.28      5.68      5.69            **/6/
----------------------------------------------------------------------------

/1/The Fund's returns are after deduction of sales charges and expenses.
   Without the management fee waiver and the distribution and service (12b-1) fee waiver for Class A, Class B and Class C shares, the returns would have been lower. Without the Distributor's three month fee waiver of certain sales charges (loads) on the Fund's Class C shares, the returns would have been lower.

/2/Class R shares are new, and therefore, no performance information is available for this share class.


/3/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


/4/The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.


/5/The Lehman Brothers 1-5 Year U.S. Credit Index (Lehman U.S. Credit
   Index)--an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements--gives a broad look at how short and intermediate-term bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. The Lehman U.S. Credit
   Index returns since the inception of each class are 7.75% for Class A, 7.05% for Class B, 7.27% for Class C and 7.09% for Class Z shares. Source: Lehman
   Brothers.


/6/The Lipper Average is based on the average return of all mutual funds in the Lipper Short-Intermediate Investment-Grade Debt Funds Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of sales charges or taxes. Lipper returns since the inception of each class are 6.66% for Class A, 5.97% for Class B, 6.28% for Class C and 6.00% for Class Z shares. Source: Lipper Inc.


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

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Classes A, B, C, Z and R. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z and R shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."



SHAREHOLDER FEES/1/ (paid directly from your investment)
                                               CLASS A CLASS B CLASS C  CLASS Z CLASS R
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)   3.25%   None      None  None      None
---------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase
 price or sale proceeds)                         1%/4/  3%/2/     1%/3/  None      None
---------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions     None   None      None  None      None
---------------------------------------------------------------------------------------
Redemption fees                                   None   None      None  None      None
---------------------------------------------------------------------------------------
Exchange fee                                      None   None      None  None      None
---------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)
                                               CLASS A CLASS B CLASS C  CLASS Z CLASS R
Management fees                                   .40%   .40%      .40%  .40%      .40%
---------------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees/5/        .30%  1.00%     1.00%  None      .75%
---------------------------------------------------------------------------------------
+ Other expenses                                  .27%   .27%      .27%  .27%      .27%
---------------------------------------------------------------------------------------
= Total annual Fund operating expenses            .97%  1.67%     1.67%  .67%     1.42%
---------------------------------------------------------------------------------------
- Fee waiver or expense reimbursement          .05%/5/   None  .25% /5/  None   .25%/5/
---------------------------------------------------------------------------------------
= Net annual Fund operating expenses              .92%  1.67%     1.42%  .67%     1.17%
---------------------------------------------------------------------------------------


/1/Your broker may charge you a separate or additional fee for purchases and sales of shares.
/2/The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
   1% annually to 1% in the third and fourth years and 0% in the fifth year.
   Class B shares automatically convert to Class A shares approximately five years after purchase.

/3/The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

/4/Investors who purchase $1 million or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1%.

/5/For the period ending April 30, 2005, the Distributor has contractually agreed to limit its distribution and service (12b-1) fees for Class A, Class
   C and Class R shares to .25 of 1%, .75 of 1% and .50 of 1%, respectively.




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

Risk/Return Summary


EXAMPLE
This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year except for the


Distributor's reduction of distribution and service (12b-1) fees for Class A, Class C and Class R shares during the first year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares   $416      $619       $  839    $1,472
            --------------------------------------------------------
            Class B shares   $670      $826       $1,007    $1,976
            --------------------------------------------------------
            Class C shares   $245      $502       $  884    $1,955
            --------------------------------------------------------
            Class Z shares   $ 68      $214       $  373    $  835
            --------------------------------------------------------
            Class R shares   $119      $425       $  753    $1,680
            --------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares   $416      $619        $839     $ 1,472
            --------------------------------------------------------
            Class B shares   $170      $526        $907     $ 1,976
            --------------------------------------------------------
            Class C shares   $145      $502        $884     $ 1,955
            --------------------------------------------------------
            Class Z shares   $ 68      $214        $373     $   835
            --------------------------------------------------------
            Class R shares   $119      $425        $753     $1,.680
            --------------------------------------------------------


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


How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is high current income consistent with the preservation of principal. This means that we seek investments that will pay the Fund interest and other income. While we make every effort to achieve our objective, we can't guarantee success.


In pursuing our objective, we invest, under normal circumstances, at least 80% of the Fund's investable assets in bonds of corporations with maturities of six years or less. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, and corporations include all private issuers. The effective duration of the Fund's portfolio will be less than 3 years. We will buy and sell securities to take advantage of investment opportunities based on our analysis of market conditions, interest rates and general economic factors.


We generally buy debt obligations of U.S. corporations that are rated at least BBB by Standard and Poor's Ratings Group (S&P) or Baa by Moody's Investors Service (Moody's) or the equivalent by another major rating service. A rating is an assessment of the likelihood of the timely payment of interest and repayment of principal and can be useful when comparing different debt obligations. An investor can evaluate the expected likelihood of default by an issuer by looking at its ratings as compared to another similar issuer. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of a company. A description of bond ratings is contained in Appendix A.


Debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, with a range of adequate to very strong capacity for meeting their financial obligations, but have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. We may also invest up to 10% of the Fund's investable assets in debt obligations rated BB by S&P or Ba by Moody's or the equivalent by another major rating service. Obligations rated BB by S&P or Ba by Moody's are considered to be speculative with respect to their capacity to pay interest and principal and are commonly referred to as high-yield debt securities or junk bonds. These securities tend to offer higher yields, but also offer higher credit risks than higher-rated securities. We may also invest in unrated debt obligations that we determine are of comparable quality to the rated debt obligations that are permissible investments. If the rating of a debt obligation is downgraded after the Fund purchases it (or if the debt obligation is no longer rated), we will not have to sell the security, but we will take this into consideration in deciding whether the Fund should continue to hold the security.


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


How the Fund Invests


The Fund may also invest in debt obligations issued by the U.S. Treasury. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

The Fund may also invest in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These include obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations.

The Fund may also invest in Yankee obligations, which are dollar-denominated debt obligations issued in the U.S. by foreign corporations and governments.

During the fiscal year ended December 31, 2003, the monthly dollar-weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:


             RATINGS                PERCENTAGE OF TOTAL INVESTMENTS
             US Government & Agency               1.1%
             AAA/Aaa                              7.4%
             AA/Aa                               12.2%
             A/A                                 32.2%
             BBB/Baa                             45.0%
             BB/Ba                                2.0%
             Short-Term/Cash                      0.1%


The Fund invests in mortgage-related securities issued or guaranteed by U.S.
governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government include
GNMAs, and mortgage-related securities issued by agencies of the U.S.
Government include FNMAs and debt securities issued by the Federal Home Loan
Mortgage Corporation (FHLMC or "Freddie Mac"). The

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




U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. We may invest up to 30% of the Fund's investable assets in CMOs. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

The Fund may invest up to 25% of the Fund's investable assets in asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables.

The Fund also engages in active trading--that is, frequent trading of its securities--in order to take advantage of new investment opportunities or yield differentials. There may be tax consequences, such as a possible increase in short-term capital gains or

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
 Dryden Short-Term Bond Fund, Inc.-- Dryden Short-Term Corporate Bond Fund  11

How the Fund Invests

losses, when the Fund sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Fund's return.



For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Company, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Fund that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to increase the Fund's returns or protect its assets if market conditions warrant.

U.S. TREASURY STRIPS
The U.S. Treasury sometimes "strips" Treasury debt obligations into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The Fund may try to increase returns by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

MONEY MARKET INSTRUMENTS
The Fund may invest in money market instruments, including the commercial paper of U.S. corporations, short-term obligations of U.S. banks, certificates of deposit and short-term obligations issued or guaranteed by the U.S. Government or its agencies. The Fund will only purchase money market instruments in one of the two highest short-term quality ratings of a major rating service.

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TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in high quality money market instruments and repurchase agreements. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets.

REPURCHASE AGREEMENTS
The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. Derivatives--such as futures contracts, including interest rate futures contracts, options, options on futures, swaptions and various types of swaps--involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage (borrowing to take advantage of investment opportunities) could magnify losses.


Options. The Fund may purchase and sell put and call options on debt securities, futures contracts or securities indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to

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How the Fund Invests

make or receive a cash payment based on the value of a securities index, or some other asset, at a future date. The Fund may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index.

SWAP AGREEMENTS
The Fund may enter into interest rate, index, credit default, total return, and, to the extent that they may invest in foreign currency-denominated securities, currency exchange rate swap agreements. The Fund may also enter into options on swap agreements (swap options). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. The Fund may invest no more than 20% of its investable assets in all swap transactions.

For more information about these strategies, see the SAI, "Description of the Company, Its Investments and Risks--Hedging and Return Enhancement Strategies."

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Fund may purchase securities on a when-issued or delayed-delivery basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

For more information about these strategies, see the SAI, "Description of the Company, Its Investments and Risks".

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); purchases shares of other investment companies (the Fund may hold up to 10% of its total assets in such securities, which entail duplicate management and advisory fees to shareholders); lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions


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on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI "Investment Restrictions."

INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies the Fund may use. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Company, Its Investments and Risks" in the SAI.

INVESTMENT TYPE

% of Fund's Investable Assets RISKS                              POTENTIAL REWARDS

    BONDS OF CORPORATIONS     .Credit risk--the risk that the    .A source of regular interest
    At least 80%               borrower can't pay back the        income
                               money borrowed or make
                               interest payments (lower for      .Higher quality debt
                               higher rated debt                  obligations are generally more
                               obligations). The lower a debt     secure than lower quality debt
                               obligation's quality, the          obligations
                               higher its potential volatility
                                                                 .If interest rates decline, long-
                              .Market risk--the risk that         term yields should be higher
                               debt obligations will lose value   than money-market yields
                               in the market, sometimes
                               rapidly or unpredictably,         .Bonds have generally
                               because interest rates rise or     outperformed money market
                               there is a lack of confidence in   instruments over the long term
                               the borrower
                                                                 .Most bonds rise in value when
                                                                  interest rates fall

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How the Fund Invests

INVESTMENT TYPE (CONT'D)


% of Fund's Investable Assets   RISKS                             POTENTIAL REWARDS

YANKEE OBLIGATIONS              .Foreign markets, economies       .Opportunities for
Up to 35%; usually less than     and political systems may not     diversification
25%                              be as stable as those in the
                                 U.S., particularly those in      .Investors can participate in
                                 developing countries              the growth of foreign markets
                                                                   through investments in
                                .May be less liquid than U.S.      companies operating in those
                                 debt obligations                  markets

                                .Differences in foreign laws,
                                 accounting standards, public
                                 information, custody and
                                 settlement practices provide
                                 less reliable information on
                                 foreign investments and
                                 involve more risk
----------------------------------------------------------
MORTGAGE-RELATED                .Prepayment risk--the risk        .A source of regular interest
SECURITIES                       that the underlying               income
Percentage varies; usually less  mortgages may be prepaid,
than 25%                         partially or completely,         .The U.S. Government
                                 generally during periods of       guarantees interest and
                                 falling interest rates, which     principal payments on certain
                                 could adversely affect yield to   securities
                                 maturity and could require
                                 the Fund to reinvest in lower    .May benefit from security
                                 yielding securities               interest in real estate
                                                                   collateral
                                .Credit risk--the risk that the
                                 underlying mortgages will not    .Pass-through instruments
                                 be paid by debtors or by credit   provide greater diversification
                                 insurers or guarantors of such    than direct ownership of
                                 instruments. Some private         loans
                                 mortgage securities are
                                 unsecured or secured by
                                 lower-rated insurers or
                                 guarantors and thus may
                                 involve greater risk

                                .See market risk


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INVESTMENT TYPE (CONT'D)

% of Fund's Investable Assets RISKS                             POTENTIAL REWARDS

 ASSET-BACKED SECURITIES      .The security interest in the     .A source of regular interest
 Up to 25%                     underlying collateral may not     income
                               be as great as with
                               mortgage-related securities      .Prepayment risk is generally
                                                                 lower than with mortgage-
                              .Credit risk--the risk that the    related securities
                               underlying receivables will
                               not be paid by debtors or by     .Pass-through instruments
                               credit insurers or guarantors     provide greater diversification
                               of such instruments. Some         than direct ownership of
                               asset-backed securities are       loans
                               unsecured or secured by
                               lower-rated insurers or          .May offer higher yield due to
                               guarantors and thus may           their structure
                               involve greater risk

                              .See market risk and
                               prepayment risk

----------------------------------------------------------

 U.S. GOVERNMENT AND          .Limits potential for capital     .A source of regular interest
 AGENCY SECURITIES             appreciation                      income
 Up to 20%
                              .See credit risk (relatively low  .Generally more secure than
                               for U.S. Government               lower quality debt securities
                               securities) and market risk       and equity securities

                              .Not all U.S. Government          .The U.S. Government
                               securities are insured or         guarantees interest and
                               guaranteed by the U.S.            principal payments on certain
                               Government--some are              U.S. Government securities
                               backed only by the issuing
                               agency, which must rely on its   .May preserve the Fund's
                               own resources to repay the        assets
                               debt

----------------------------------------------------------

 MONEY MARKET                 .Limits potential for capital     .May preserve the Fund's
 INSTRUMENTS                   appreciation and achieving        assets
 Up to 20%; up to 100% on a    our investment objective
 temporary basis
                              .See credit risk and market
                               risk (which are less of a
                               concern for money market
                               instruments)

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How the Fund Invests

INVESTMENT TYPE (CONT'D)

% of Fund's Investable Assets RISKS                            POTENTIAL REWARDS

  DERIVATIVES                 .The value of derivatives (such  .The Fund could make money
  Up to 20%; up to 15% for     as futures, options, options     and protect against losses if
  certain swaps                on futures, swaptions and        the investment analysis
                               various types of swaps), that    proves correct
                               are used to hedge a portfolio
                               security, is determined         .One way to manage the
                               independently from that          Fund's risk/return balance is
                               security and could result in a   to lock in the value of an
                               loss to the Fund when the        investment ahead of time
                               price movement of a
                               derivative does not correlate   .Derivatives used for return
                               with a change in the value of    enhancement purposes
                               the Fund security                involve a type of leverage and
                                                                could generate substantial
                              .Derivatives may not have the     gains at low cost
                               intended effects and may
                               result in losses or missed      .Hedges that correlate well
                               opportunities                    with an underlying position
                                                                can increase or enhance
                              .The other party to a             investment income or capital
                               derivatives contract could       gains at low cost
                               default

                              .Derivatives can increase
                               share price volatility and
                               derivatives that involve
                               leverage could magnify losses

                              .Certain types of derivatives
                               involve costs to the Fund that
                               can reduce returns


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INVESTMENT TYPE (CONT'D)


% of Fund's Investable Assets   RISKS                              POTENTIAL REWARDS

ILLIQUID SECURITIES             .Illiquidity risk--the risk that   .May offer a more attractive
Up to 15% of net assets          bonds may be difficult to          yield or potential for growth
                                 value precisely and sell at the    than more widely traded
                                 time or price desired, in which    securities
                                 case valuation would depend
                                 more on the investment
                                 adviser's judgment than is
                                 generally the case with
                                 higher-rated securities

----------------------------------------------------------

HIGH-YIELD DEBT SECURITIES      .See market risk (particularly     .May offer higher interest
(JUNK BONDS)                     high), credit risk (particularly   income and higher potential
Up to 10%                        high) and illiquidity risk         gains than higher-grade debt
                                                                    securities
                                .Are generally less secure than
                                 higher-quality debt securities    .Most bonds rise in value when
                                                                    interest rates fall

----------------------------------------------------------

WHEN-ISSUED AND                 .Value of securities may           .May magnify underlying
DELAYED-DELIVERY                 decrease before delivery           investment gains
SECURITIES                       occurs
Percentage varies; usually less
than 10%                        .Broker/dealer may become
                                 insolvent prior to delivery

                                .Investment losses may exceed
                                 potential underlying
                                 investment gains


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How the Fund is Managed

BOARD OF DIRECTORS
The Fund's Board of Directors (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment adviser. For the fiscal year ended December 31, 2003, the Fund paid PI management fees of .40% of the Fund's average daily net assets.


PI and its predecessors have served as manager or administrator to investment companies since 1987. As of March 31, 2004, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $107.4 billion.


Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER
Prudential Investment Management, Inc. (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address

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is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has
responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

PIM's Fixed Income Group manages approximately $151 billion for Prudential's retail investors, institutional investors, and policyholders, as of December 31, 2003. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in risk management, arbitrage trading, and corporate bond investing.




The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income markets: U.S. liquidity (U.S. governments and mortgage-backed securities), non-U.S. securities, corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, money markets, structured finance (asset-backed securities), and bank loans.


The Corporates Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Fund. The Team develops and coordinates the Fund's investment strategy utilizing the following approach:

.. "Top-down" investment decisions such as duration, yield curve and sector positioning are made consistent with a PIM Fixed Income-wide Market Outlook, while "bottom-up" security selection is done by the Corporates Sector Team.


.. The Market Outlook is developed quarterly by a team led by the Head of Fixed
  Income. The Market Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.


.. Mr. Kellner and the Team develop the Fund's investment strategy within the framework of the Market Outlook and the Fund's investment objective, restrictions, policies and benchmark.

.. The Team implements the strategy through security selection and trading. All security selection is based on fundamental credit research. Extensive quantitative resources and a large credit research staff support the Team. Other sector teams may contribute to securities selection when appropriate.

.. The Funds' risk exposure is monitored continually and is adjusted as warranted.

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How the Fund is Managed


                                  CORPORATES


Assets Under Management: $56 billion (as of December 31, 2003).


Team Leader: Steven Kellner, CFA. General Investment Experience: 18 years.


Portfolio Managers and Traders: 11. Average General Investment Experience: 13 years, which includes team members with significant mutual fund experience.


Sector: U.S. investment-grade corporate securities.

Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to each of the Class A, Class B, Class C and Class R shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C, Z and R shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table.


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Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of ordinary income monthly and capital gains, if any, at least annually to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes dividends out of any net investment income, plus short-term capital gains, to shareholders typically every month. For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund. Corporate shareholders generally are not eligible for the 70% dividends-received deduction on dividends paid by the Fund. In addition, dividends from the Fund will not qualify for the preferential rates of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders pursuant to recently enacted legislation.

The Fund also distributes long-term capital gains to shareholders--typically once a year. Long-term capital gains are generated when the Fund sells for a profit assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your

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Fund Distributions and Tax Issues

shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of its qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES
If federal law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and gross sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive

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makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15% for shares held for more than 1 year. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace

---------------------------------                     the shares (including pursuant to
                                                      the reinvestment of a dividend)
----------------------------------------------------- within a 61-day period (beginning
                       +$   CAPITAL GAIN              30 days before and ending 30 days
                            (taxes owed)              after the sale of the shares). Under
$ RECEIPTS                                            certain circumstances, if you
  FROM SALE                 OR                        acquire shares of the Fund and sell
                                                      or exchange your shares within 90
                       -$   CAPITAL LOSS
                            (offset against gain)
-----------------------------------------------------

---------------------------------

days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for federal income tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the

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Fund Distributions and Tax Issues

dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately five years after purchase--is not a taxable event. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Five Years" in the next section.

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How to Buy, Sell and Exchange Shares of
the Fund

HOW TO BUY SHARES


In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; Step 4: Additional Shareholder Services. Each of these steps is described below.


STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to a limited group of investors.


Multiple share classes let you choose a cost structure that meets your needs:

.. Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%.

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How to Buy, Sell and Exchange Shares of the Fund


.. Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

.. Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

.. The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

.. The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally only appropriate for investors who plan to hold their shares no more than 3 years.

.. The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

.. The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

.. Class B shares purchased in amounts greater than $100,000 for equity funds, $100,000 for taxable fixed income funds, and $250,000 for municipal bond funds are generally less advantageous than purchasing Class A shares. Purchases of Class B shares exceeding these amounts generally will not be accepted.

.. Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchases of Class C shares above these amounts generally will not be accepted.


.. Because Class Z and Class R shares have lower operating expenses than Class
  A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z or Class R shares.




See "How to Sell Your Shares" for a description of the impact of CDSCs.

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Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.



Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                        CLASS A             CLASS B          CLASS C     CLASS Z CLASS R
Minimum purchase amount/1/              $1,000              $1,000           $2,500       None   None
-------------------------------------------------------------------------------------------------------------
Minimum amount for subsequent
 purchases/1/                           $100                $100             $100         None   None
-------------------------------------------------------------------------------------------------------------
Maximum initial sales charge            3.25% of the public
                                        offering price      None             None         None   None
-------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge                                             1% on sales
 (CDSC)/2/                              1%/3/               If sold during:  made within  None   None
                                                            Year 1     3%    12 months
                                                            Year 2     2%    of purchase
                                                            Year 3     1%
                                                            Year 4     1%
                                                            Year 5     0%
-------------------------------------------------------------------------------------------------------------
Annual distribution and service (12b-1) .30 of 1%/5/                         1%/5/               .75 of 1%/5/
 fees (shown as a percentage of         (.25 of 1%                           (.75 of 1%          (.50 of 1%
 average daily net assets)/4/           currently)          1%               currently)   None   currently)
-------------------------------------------------------------------------------------------------------------


/1/The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see Step 4: "Additional Shareholder Services--Automatic Investment Plan."
/2/For more information about the CDSC and how it is calculated, see "How to
   Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."
/3/Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%.

/4/These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. Class A shares may pay a service fee of up to .25 of 1%. Class B, Class C and Class R shares will pay a service fee of .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee) and .75 of 1% (including the .25 of 1% service fee) for Class R shares. Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%.


/5/For the period ending April 30, 2005, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A, Class C and Class R shares to .25%, .75% and .50% of the average daily net assets of Class A, Class C and Class R shares, respectively.




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How to Buy, Sell and Exchange Shares of the Fund


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


                             SALES CHARGE AS % SALES CHARGE AS %   DEALER
     AMOUNT OF PURCHASE      OF OFFERING PRICE OF AMOUNT INVESTED ALLOWANCE
     Less than $100,000            3.25%             3.36%          3.00%
     $100,000 to $249,999          2.75%             2.83%          2.50%
     $250,000 to $499,999          2.25%             2.30%          2.00%
     $500,000 to $999,999          1.75%             1.78%          1.55%
     $1,000,000 and above/1/        None              None           None


/1/If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase.



To satisfy the purchase amounts above, you can:

.. Invest with an eligible group of investors who are related to you

.. Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time


.. Use your Rights of Accumulation, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received for shares of other JennisonDryden or Strategic Partners mutual funds exchanged in an exchange transaction and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)



.. Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months.



You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.


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The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

.. Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades and charges its clients a management, consulting or other fee for its services, or

.. Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs.
Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into dealer agreements with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

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How to Buy, Sell and Exchange Shares of the Fund


Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential
Investments Advisory Group relating to:

.. Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

.. Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs.
Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

.. Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option;

.. Current and former Directors/Trustees of the JennisonDryden or Strategic
  Partners mutual funds (including the Fund);

.. Prudential, with an investment of $10 million or more; and

.. Class Z shares may also be purchased by qualified state tuition programs (529 plans).


QUALIFYING FOR CLASS R SHARES


Retirement Plans. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans, and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.


PAYMENTS TO THIRD PARTIES
In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to

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4% of the purchase price of Class B shares, up to 2% of the purchase price for
Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments for any share class, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY FIVE YEARS
If you buy Class B shares and hold them for approximately five years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the distribution and service (12b-1 fees) for Class A shares are lower than for Class B shares, converting to Class
A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Company Shares--Conversion
Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its expenses) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).

Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by

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How to Buy, Sell and Exchange Shares of the Fund

the Board. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will generally value the Fund's futures contracts 15 minutes after the close of regular trading on the New York
Stock Exchange (NYSE). The Fund may determine to use fair value pricing after the NAV publishing deadline but before capital shares are processed. In these instances, the NAV you receive may differ from the published NAV price.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C, Class Z and
Class R shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


--------------------------------------------------------------------------------
Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of
Fund XYZ will increase.

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Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax
Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks.
Remember, the sale of Class A (in certain cases), Class B and Class C shares may be

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How to Buy, Sell and Exchange Shares of the Fund

subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer
Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day.
In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

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RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Company Shares--Sale of Shares."

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

.. You are selling more than $100,000 of shares,

.. You want the redemption proceeds made payable to someone that is not in our records,

.. You want the redemption proceeds sent to some place that is not in our records, or

.. You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Company Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within four years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


.. Amounts representing shares you purchased with reinvested dividends and distributions,

.. Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), four years for Class B shares and 12 months for Class C shares, and


.. Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares.


Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the
CDSC.

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How to Buy, Sell and Exchange Shares of the Fund


Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the Share Class Comparison chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 3% in the first year, 2% in the second and 1% in the third and fourth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

.. After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

.. To provide for certain distributions--made without IRS penalty--from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

.. On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Company Shares--Contingent Deferred Sales
Charge--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain

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redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Company Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds--including certain money

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
 Dryden Short-Term Bond Fund, Inc.-- Dryden Short-Term Corporate Bond Fund  39

How to Buy, Sell and Exchange Shares of the Fund


market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden mutual fund or Class A shares of certain Strategic Partners mutual funds, but you can't exchange Class A shares for Class B, Class C, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. (Special Money Fund). After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19101


There is no sales charge for exchanges. If, however, you exchange--and then sell--Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.


Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's

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




performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in identifying the practice of market timing in all cases.


TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares--Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the

 Dryden Short-Term Bond Fund, Inc.-- Dryden Short-Term Corporate Bond Fund  41

How to Buy, Sell and Exchange Shares of the Fund

event that regular trading on the NYSE closes before 4:00 p.m. New York Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Company Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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


Financial Highlights


The financial highlights below are intended to help you evaluate the Fund's financial performance for the past 5 fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated except that there is no financial performance information available for Class R shares as of the date of this prospectus because this class is new.


A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES

The financial highlights for the five years ended December 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS A SHARES (fiscal years ended 12-31)


PER SHARE OPERATING PERFORMANCE              2003      2002     2001     2000     1999
Net asset value, beginning of year:     $  11.51  $  11.35  $ 11.17  $ 10.99  $ 11.42
Income from investment operations:
Net investment income                        .42       .50      .62      .64      .62
Net realized and unrealized gain (loss)
 on investment transactions                  .13       .23      .19      .18     (.43)
                                        --------  --------  -------  -------  -------
Total from investment operations             .55       .73      .81      .82      .19
                                        --------  --------  -------  -------  -------
Less distributions:
Dividends from net investment income        (.54)     (.57)    (.63)    (.64)    (.62)
                                        --------  --------  -------  -------  -------
Net asset value, end of year            $  11.52  $  11.51  $ 11.35  $ 11.17  $ 10.99
                                        ========  ========  =======  =======  =======
Total return/(a)/                           4.83%     6.69%    7.40%    7.65%    1.72%
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                     2003      2002     2001     2000     1999
Net assets, end of year (000)           $125,479  $100,436  $87,716  $72,467  $85,360
Average net assets (000)                $113,360  $ 91,136  $78,485  $76,619  $86,025
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees/(b)/                   .92%     1.01%    1.05%    1.07%    1.02%
Expenses, excluding distribution and
 service (12b-1) fees                        .67%      .76%     .80%     .82%     .77%
Net investment income                       3.57%     4.50%    5.42%    5.77%    5.56%
For Class A, B, C and Z shares:
Portfolio turnover rate                       64%       92%     243%     171%     168%
--------------------------------------------------------------------------------------


/(a)/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


/(b)/The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.


 Dryden Short-Term Bond Fund, Inc.-- Dryden Short-Term Corporate Bond Fund  43

Financial Highlights

CLASS B SHARES

The financial highlights for the five years ended December 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS B SHARES (fiscal years ended 12-31)


PER SHARE OPERATING PERFORMANCE             2003     2002     2001     2000     1999
Net asset value, beginning of year      $ 11.51  $ 11.35  $ 11.17  $ 10.98  $ 11.41
Income from investment operations
Net investment income                       .33      .43      .56      .58      .56
Net realized and unrealized gain (loss)
 on investment transactions                 .13      .22      .19      .19     (.43)
                                        -------  -------  -------  -------  -------
Total from investment operations            .46      .65      .75      .77      .13
                                        -------  -------  -------  -------  -------
Less distributions:
Dividends from net investment income       (.45)    (.49)    (.57)    (.58)    (.56)
                                        -------  -------  -------  -------  -------
Net asset value, end of year            $ 11.52  $ 11.51  $ 11.35  $ 11.17  $ 10.98
                                        =======  =======  =======  =======  =======
Total return/(a)/                          4.05%    5.90%    6.86%    7.21%    1.21%
------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                    2003     2002     2001     2000     1999
Net assets, end of year (000)           $65,486  $54,335  $27,416  $14,950  $22,281
Average net assets (000)                $65,683  $39,427  $16,509  $17,787  $29,870
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                      1.67%    1.76%    1.55%    1.57%    1.52%
Expenses, excluding distribution and
 service (12b-1) fees                       .67%     .76%     .80%     .82%     .77%
Net investment income                      2.82%    3.72%    4.89%    5.26%    5.03%
------------------------------------------------------------------------------------



/(a)/Totalreturn does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.


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

CLASS C SHARES

The financial highlights for the five years ended December 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS C SHARES (fiscal years ended12-31)


PER SHARE OPERATING PERFORMANCE                  2003     2002     2001    2000    1999
Net asset value, beginning of year           $ 11.51  $ 11.35  $ 11.17  $10.98  $11.41
Income from investment operations
Net investment income                            .36      .45      .56     .58     .57
Net realized and unrealized gain (loss) on
 investment transactions                         .13      .23      .19     .19    (.43)
                                             -------  -------  -------  ------  ------
Total from investment operations                 .49      .68      .75     .77     .14
                                             -------  -------  -------  ------  ------
Less distributions:
Dividends from net investment income            (.48)    (.52)    (.57)   (.58)   (.57)
                                             -------  -------  -------  ------  ------
Net asset value, end of year                 $ 11.52  $ 11.51  $ 11.35  $11.17  $10.98
                                             =======  =======  =======  ======  ======
Total return/(a)/                               4.31%    6.16%    6.87%   7.21%   1.21%
---------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                         2003     2002     2001    2000    1999
Net assets, end of year (000)                $64,852  $39,581  $25,996  $1,698  $2,185
Average net assets (000)                     $63,277  $31,593  $ 5,252  $1,902  $1,767
Ratios to average net assets:
Expenses, including distribution and service
 (12b-1) fees/(b)/                              1.42%    1.51%    1.55%   1.57%   1.52%
Expenses, excluding distribution and service
 (12b-1) fees                                    .67%     .76%     .80%    .82%    .77%
Net investment income                           3.07%    4.00%    4.70%   5.27%   5.10%
---------------------------------------------------------------------------------------



/(a)/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

/(b)/The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

 Dryden Short-Term Bond Fund, Inc.-- Dryden Short-Term Corporate Bond Fund  45

Financial Highlights

CLASS Z SHARES

The financial highlights for the five years ended December 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS Z SHARES (fiscal years ended 12-31)


PER SHARE OPERATING PERFORMANCE             2003     2002     2001    2000    1999
Net asset value, beginning of year      $ 11.53  $ 11.37  $ 11.19  $11.00  $11.42
Income from investment operations:
Net investment income                       .46      .52      .65     .67     .65
Net realized and unrealized gain (loss)
 on investment transactions                 .13      .24      .19     .19    (.42)
                                        -------  -------  -------  ------  ------
Total from investment operations            .59      .76      .84     .86     .23
                                        -------  -------  -------  ------  ------
Less distributions:
Dividends from net investment income       (.57)    (.60)    (.66)   (.67)   (.65)
                                        -------  -------  -------  ------  ------
Net asset value, end of year            $ 11.55  $ 11.53  $ 11.37  $11.19  $11.00
                                        =======  =======  =======  ======  ======
Total return/(a)/                          5.18%    6.95%    7.66%   8.01%   2.07%
----------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                    2003     2002     2001    2000    1999
Net assets, end of year (000)           $60,471  $32,988  $26,079  $5,793  $4,029
Average net assets (000)                $53,992  $31,894  $11,166  $4,036  $2,833
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                       .67%     .76%     .80%    .82%    .77%
Expenses, excluding distribution and
 service (12b-1) fees                       .67%     .76%     .80%    .82%    .77%
Net investment income                      3.81%    4.73%    5.53%   6.06%   5.84%
----------------------------------------------------------------------------------



/(a)/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.


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

Appendix A

DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE
DEBT RATINGS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are to be considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

 Dryden Short-Term Bond Fund, Inc.-- Dryden Short-Term Corporate Bond Fund  A-1

Appendix A


Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Bonds rated within the Aa, A, Baa, Ba, and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

.. Leading market positions in well-established industries.

.. High rates of return on funds employed.

.. Conservative capitalization structure with moderate reliance on debt and ample asset protection.

.. Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

.. Well-established access to a range of financial markets and assured sources of alternative liquidity.

PRIME-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and

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

coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3: Issuers rated Prime-3 or P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS
Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is presently strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.

MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
LONG-TERM ISSUE CREDIT RATINGS
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

 Dryden Short-Term Bond Fund, Inc.-- Dryden Short-Term Corporate Bond Fund  A-3

Appendix A


BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

An obligation rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such an obligation will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: An obligation rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity by the obligor to meet its financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: An obligation rated B has a greater vulnerability to default but the obligor presently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions would likely impair capacity or willingness by the obligor for timely payment of financial commitments. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: An obligation rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions with respect to the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity for timely payment of financial commitments. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

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

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when financial commitments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS
S&P commercial paper ratings are current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES RATINGS
A municipal notes rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

.. Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note

.. Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note

 Dryden Short-Term Bond Fund, Inc.-- Dryden Short-Term Corporate Bond Fund  A-5

Appendix A


Municipal notes rating symbols are as follows:

SP-1: Very strong capacity to meet its financial commitment on the note. An issue determined to possess an extremely strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to meet its financial commitment on the note, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to meet its financial commitment on the note.

FITCH, INC.
INTERNATIONAL LONG-TERM CREDIT RATINGS
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM CREDIT RATINGS
F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A-6 Visit our website at www.jennisondryden.com

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS
Plus (+) or minus (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

NR indicates that Fitch, Inc. does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch, Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch, Inc. may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


 Dryden Short-Term Bond Fund, Inc.-- Dryden Short-Term Corporate Bond Fund  A-7

FOR MORE INFORMATION
Please read the prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

..MAIL                    .TELEPHONE                .WEBSITE
 Prudential Mutual        (800) 225-1852            www.jennisondryden.com
 Fund Services LLC        (732) 482-7555 (Calling
 P.O. Box 8098            from outside the U.S.)
 Philadelphia, PA 19101

..Outside Brokers should contact:                .TELEPHONE
 Prudential Investment Management Services LLC   (800) 778-8769
 P.O. Box 8310
 Philadelphia, PA 19101

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

..BY MAIL                             .BY ELECTRONIC REQUEST
 Securities and Exchange Commission   publicinfo@sec.gov
 Public Reference Section             (The SEC charges a fee to copy documents.)
 Washington, DC 20549-0102

..IN PERSON                                      .VIA THE INTERNET
 Public Reference Room in Washington, DC         on the EDGAR Database at http://www.sec.gov
 (For hours of operation, call 1-202-942-8090)

Additional information about the Fund can be obtained without charge and can be found in the following documents:

.. STATEMENT OF       .ANNUAL REPORT                  .SEMIANNUAL REPORT
  ADDITIONAL          (contains a discussion of the
  INFORMATION (SAI)   market conditions and
 (incorporated by     investment strategies that
 reference into       significantly affected the
 this prospectus)     Fund's performance during
                      the last fiscal year)


Dryden Short-Term Bond Fund, Inc.--
Dryden Short-Term Corporate Bond Fund
    FUND SYMBOLS A         B         C         Z         R
       Nasdaq    PBSMX     PSMBX     PIFCX     PIFZX     N/A
       CUSIP     26248R602 26248R701 26248R800 26248R883


MF140A                                  Investment Company Act File No. 811-5594

Dryden Short-Term Bond Fund, Inc.
Dryden Ultra Short Bond Fund


     ---------------------------------------------------------------------------
     APRIL 30, 2004 PROSPECTUS


                                    [GRAPHIC]


FUND TYPE
Debt

OBJECTIVE
Current income consistent with low volatility of principal

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of Prudential Insurance Company of America, Newark, NJ and its affiliates.



[LOGO] JennisonDryden Mutual Funds

Table of Contents


  3 RISK/RETURN SUMMARY
  3 Investment Objective and Principal Strategies
  4 Principal Risks
  5 Fees and Expenses

  7 HOW THE FUND INVESTS
  7 Investment Objective and Policies
 10 Other Investments and Strategies
 16 Investment Risks

 23 HOW THE FUND IS MANAGED
 23 Board of Directors
 23 Manager
 24 Investment Adviser
 26 Distributor

 27 FUND DISTRIBUTIONS AND TAX ISSUES
 27 Distributions
 28 Tax Issues
 29 If You Sell or Exchange Your Shares

 31 HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
 31 How to Buy Shares
 39 How to Sell Your Shares
 42 How to Exchange Your Shares
 44 Telephone Redemptions or Exchanges
 44 Expedited Redemption Privilege

 45 FINANCIAL HIGHLIGHTS
 46 Class A Shares
 47 Class B Shares
 48 Class C Shares
 49 Class Y Shares
 50 Class Z Shares

A-1 DESCRIPTION OF SECURITY RATINGS

    FOR MORE INFORMATION (BACK COVER)


2   Visit our website at www.jennisondryden.com

Risk/Return Summary

This section highlights key information about Dryden Short-Term Bond Fund, Inc.--Dryden Ultra Short Bond Fund, which we refer to as the "Fund". Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to seek current income consistent with low volatility of principal. We invest, under normal circumstances, at least 80% of the Fund's investable assets in debt securities other than preferred stock. For purposes of this policy, debt securities will primarily be investment grade and include all fixed-income securities, both fixed and floating rate securities, zero coupon securities and money market instruments. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund will provide 60 days' prior written notice to shareholders of a change in the 80% policy stated above. The investment adviser will, under normal circumstances, seek to limit fluctuation in the Fund's share price due to changes in market interest rates, by limiting the effective duration of the Fund's portfolio to one year. The Fund may invest, without limitation, in U.S. Government securities, mortgage-related securities, corporate bonds, asset-backed securities and money market instruments. Up to 50% of the Fund's investable assets may be invested in dollar-denominated obligations issued in the U.S. by foreign corporations and governments (Yankee obligations). Up to 20% of the Fund's investable assets may be invested in foreign securities, including Eurodollars, which are dollar-denominated obligations issued in Europe by foreign corporations and governments.


Some (but not all) of the U.S. Government securities and mortgage-related securities in which the Fund will invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S. Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"). Securities issued by other government entities that may be chartered or sponsored by Acts of Congress, in which the Fund may invest, are not backed by the full faith and credit of the United States and must rely on their own resources to repay the debt. These securities include, but are not limited to, obligations of the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"), the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Farm Credit System, whose obligations may only be satisfied by the individual credit of the issuing agency.


            Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund  3

Risk/Return Summary


While we make every effort to achieve our objective, we can't guarantee success.

We may invest up to 10% of the Fund's investable assets in below investment-grade debt obligations, which are also known as high-yield debt securities or junk bonds.

The Fund also engages in active trading in order to take advantage of new investment opportunities or yield differentials.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The debt obligations in which the Fund invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. In addition, as referred to above, not all U.S. Government and mortgage-related securities are insured or guaranteed by the U.S. Government; some are backed only by the issuing agency, which must rely on its own resources to repay the debt. There is also the risk that the securities could lose value because interest rates rise or because there is a lack of confidence in the borrower. Mortgage-related and asset-backed securities are subject to prepayment risk, which means that if they are prepaid, the Fund may have to replace them with lower-yielding securities. Securities in the lowest rating category for investment grade securities have speculative characteristics, including a higher risk of default than higher rated securities. Below investment-grade securities are subject to a higher risk of default of payments of principal and interest and tend to be less liquid than higher-rated securities. The Fund's investments in foreign securities, including Eurodollar obligations, and in Yankee obligations, involve additional risks. Foreign markets, especially those in developing countries, are often more volatile than U.S. markets, and foreign issuers are generally not subject to regulatory requirements comparable to U.S. issuers. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

The Fund may actively and frequently trade its portfolio securities. High portfolio turnover may result in higher transaction costs which can affect the Fund's performance and may have adverse tax consequences.

Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

4   Visit our website at www.jennisondryden.com

EVALUATING PERFORMANCE

This Fund commenced operation on April 2, 2003, therefore performance information is not yet available.


FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Classes A, B, C, Y, Z and Class
R. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class B and Class C shares are only available through exchange from the same class of certain other Prudential mutual funds. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."



SHAREHOLDER FEES/1/ (paid directly from your investment)
                                     CLASS A CLASS B CLASS C CLASS Y CLASS Z CLASS R
Maximum sales charge (load)
 imposed on purchases (as a
 percentage of offering price)          None   None     None    None  None      None
------------------------------------------------------------------------------------
Maximum deferred sales charge
 (load) (as a percentage of the
 lower of original purchase price or
 sale proceeds)                        1%/4/  5%/2/    1%/3/    None  None      None
------------------------------------------------------------------------------------
Maximum sales charge (load)
 imposed on reinvested dividends
 and other distributions                None   None     None    None  None      None
------------------------------------------------------------------------------------
Redemption fees                         None   None     None    None  None      None
------------------------------------------------------------------------------------
Exchange fee                            None   None     None    None  None      None
------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)
                                     CLASS A CLASS B CLASS C CLASS Y CLASS Z CLASS R
Management fees*                        .60%   .60%     .60%    .60%  .60%      .60%
------------------------------------------------------------------------------------
+ Distribution and service (12b-1)
 fees/5/                                .30%  1.00%    1.00%    .75%  None      .50%
------------------------------------------------------------------------------------
+ Other expenses                        .23%   .23%     .23%    .23%  .23%      .23%
------------------------------------------------------------------------------------
= Total annual Fund
 operating expenses                    1.13%  1.83%    1.83%   1.58%  .83%     1.33%
------------------------------------------------------------------------------------
- Fee waiver or expense
 reimbursement/5/*                   .05%/5/   None  .25%/5/ .25%/5/  None   .25%/5/
------------------------------------------------------------------------------------
= Net annual Fund operating
 expenses*                             1.08%  1.83%    1.58%   1.33%  .83%     1.08%
------------------------------------------------------------------------------------



*The Fund's actual net annual fund operating expenses for the fiscal year ending 12-31-04 are expected to be less than the amount shown above. The Manager has agreed to a voluntary waiver of .20% of the Management fee for each class. The Management Fee waiver may be discontinued partially or completely at any time. With this voluntary waiver, the Fund's actual net annual Fund operating expenses are the following: ACTUAL NET ANNUAL FUND OPERATING EXPENSES: CLASS A: 0.88%, CLASS B: 1.63%, CLASS C: 1.38%, CLASS Y:
 1.13%, CLASS Z: .63% AND CLASS R: .88%.

/1/Your broker may charge you a separate or additional fee for purchases and sales of shares.

            Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund  5

Risk/Return Summary

/2/Class B shares are available only through exchanges of Class B shares of other funds. The maximum Contingent Deferred Sales Charge (CDSC) is imposed on shares redeemed in the first year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
/3/Class C shares are available only through exchanges. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
/4/Investors who purchase $1 million or more of Class A shares of other
   JennisonDryden or Strategic Partners mutual funds and subsequently exchange into Class A shares of this Fund and then sell these shares within 12 months of purchase are subject to a CDSC of 1%.

/5/For the period ending April 30, 2005, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A, Class C, Class Y and Class R shares to .25 of 1%, .75 of 1%, .50 of 1% and .50 of 1% of the average daily net assets of Class A, Class C, Class Y and Class R shares, respectively.




EXAMPLE
This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A, Class C, Class Y and Class R shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares   $110      $354       $  617    $1,370
            --------------------------------------------------------
            Class B shares   $686      $876       $1,090    $1,879
            --------------------------------------------------------
            Class C shares   $261      $551       $  967    $2,127
            --------------------------------------------------------
            Class Y shares   $135      $474       $  837    $1,857
            --------------------------------------------------------
            Class Z shares   $ 85      $265       $  460    $1,025
            --------------------------------------------------------
            Class R shares   $110      $397       $  705    $1,580
            --------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares   $110      $354        $617     $1,370
            --------------------------------------------------------
            Class B shares   $186      $576        $990     $1,879
            --------------------------------------------------------
            Class C shares   $161      $551        $967     $2,127
            --------------------------------------------------------
            Class Y shares   $135      $474        $837     $1,857
            --------------------------------------------------------
            Class Z shares   $ 85      $265        $460     $1,025
            --------------------------------------------------------
            Class R shares   $110      $397        $705     $1,580
            --------------------------------------------------------



6   Visit our website at www.jennisondryden.com

How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is to seek current income consistent with low volatility of principal. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we invest, under normal circumstances, at least 80% of the Fund's investable assets in debt securities other than preferred stock. For purposes of this policy, debt securities will primarily be investment grade and include all fixed-income securities, both fixed and floating rate securities, zero coupon securities and money market instruments. The Fund invests in a diversified portfolio of fixed-income securities including U.S. Government securities, mortgage-related securities, corporate bonds, asset-backed securities and money market instruments. The investment adviser actively manages the portfolio seeking to limit fluctuation in the Fund's share price due to changes in market interest rates, while selecting investments that should offer enhanced returns based upon the investment adviser's credit and quantitative research analysis. The investment adviser will, under normal circumstances, seek to limit fluctuation in the Fund's share price due to changes in market interest rates, by limiting the effective duration of the Fund's portfolio to one year. We will buy and sell securities to take advantage of investment opportunities based on our analysis of market conditions, interest rates and general economic factors. Corporate bond selection is based on fundamental credit research and government and mortgage security selection is based on quantitative research. The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.

We generally buy debt obligations that are rated at least BBB by Standard and Poor's Ratings Group (S&P) or Baa by Moody's Investors Service (Moody's) or the equivalent by another major rating service. A rating is an assessment of the likelihood of the timely payment of interest and repayment of principal and can be useful when comparing different debt obligations. An investor can evaluate the expected likelihood of default by an issuer by looking at its ratings as compared to another similar issuer. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of a company. A description of bond ratings is contained in Appendix A.

Debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, with a range of adequate to very strong capacity for meeting their financial obligations, but have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of

            Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund  7

How the Fund Invests

interest and principal on debt obligations rated BBB/Baa than on higher-rated debt obligations. We may also invest up to 10% of the Fund's investable assets in debt obligations rated BB or B by S&P or Ba or B by Moody's or the equivalent by another major rating service. Obligations with these ratings are considered to be speculative with respect to their capacity to pay interest and principal and are commonly referred to as high-yield debt securities or junk bonds. These securities tend to offer higher yields, but also offer higher credit risks than higher-rated securities. The investment adviser may also invest in unrated debt obligations that the investment adviser determines are of similar quality to the rated debt obligations that are permissible investments. If the rating of a debt obligation is downgraded after the Fund purchases it (or if the debt obligation is no longer rated), we will not have to sell the security, but we will take this into consideration in deciding whether the Fund should continue to hold the security.

The Fund may invest up to 100% of its investable assets in CORPORATE DEBT OBLIGATIONS, including short-term bonds and notes. A corporation that wishes to raise cash may choose to issue a corporate debt security whereby the corporation pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

The Fund may also invest up to 100% of its investable assets in debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. Debt obligations issued by the U.S. Treasury and by the Government National Mortgage Association (GNMA or "Ginnie Mae") have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government. Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations.

The Fund may invest up to 100% of its investable assets in mortgage-related securities issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government include GNMAs, and mortgage-related securities issued by agencies of the U.S. Government include

8   Visit our website at www.jennisondryden.com

FNMAs and debt securities issued by the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage pass-through securities include collateralized mortgage obligations and stripped mortgage-backed securities. A collateralized mortgage obligation
(CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. We may invest up to 50% of the Fund's investable assets in CMOs. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. We may invest up to 10% of the Fund's investable assets in MBS strips.

The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

The Fund may invest up to 100% of the Fund's investable assets in asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables or a pool of securities.

The Fund may invest up to 100% of its investable assets in money market instruments. For purposes of this policy, money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking

            Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund  9

How the Fund Invests

institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes, structured notes and funding agreements issued by U.S. and foreign corporations. Any Eurodollar money market instruments will be subject to the limits on Eurodollar obligations described below. Money market instruments mature within thirteen months or less.

The Fund may also invest in Yankee obligations, which are dollar-denominated debt obligations issued in the U.S. by foreign corporations and governments and in Eurodollar obligations which are dollar-denominated debt obligations issued in Europe by foreign corporations and governments.

The Fund may also invest its assets in shares of affiliated money market funds or open-ended short term bond funds with a portfolio maturity of three years or less.

The Fund also engages in active trading--that is, frequent trading of its securities--in order to take advantage of new investment opportunities or yield differentials. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Fund sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Fund's return.

For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Company, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Fund that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to increase the Fund's returns or protect its assets if market conditions warrant.

U.S. TREASURY STRIPS
The U.S. Treasury sometimes "strips" Treasury debt obligations into their component parts: the Treasury's obligation to make periodic interest payments and its obligation

10  Visit our website at www.jennisondryden.com

to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The Fund may try to increase returns by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

FOREIGN DEBT SECURITIES
The Fund may invest up to 20% of its investable assets in foreign debt securities, which include securities that are issued by foreign governments and corporations. Foreign government debt securities include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities denominated in foreign currencies.

For purposes of this strategy, foreign debt obligations would include Eurodollar obligations (because they are traded and held in custody overseas) but Yankee obligations would not be considered foreign debt obligations.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.


The Fund may use reverse repurchase agreements, where the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.


DOLLAR ROLLS
The Fund may enter into dollar rolls in which the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale. Cash proceeds from dollar rolls may be invested in cash equivalents or liquid assets.

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


How the Fund Invests


LOAN PARTICIPATIONS
The Fund may invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. These types of investments can be in the form of loan participations.

Loan participations are high-yield, nonconvertible corporate debt instruments of varying maturities. The Fund has the right to receive payments of principal, interest and fees from the lender conditioned upon the lender's receipt of payment from the borrower. The Fund generally does not have direct rights against the borrower on the loan, which means that if the borrower does not pay back the loan or otherwise comply with the loan agreement, the Fund generally will not have the right to make it do so nor will the Fund have any claim on the collateral supporting the loan.

MUNICIPAL SECURITIES
The Fund may invest up to 10% of its investable assets in municipal securities. Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the U.S. and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project. Municipal bonds tend to have lower yields than other bonds with similar credit ratings because investors are willing to accept a lower yield in return for tax-exempt income.

DERIVATIVE STRATEGIES
We may use various derivatives strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. Derivatives--such as futures contracts, including interest rate futures contracts, options, options on futures, swaptions and various types of swaps--involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall

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investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Options. The Fund may purchase and sell put and call options on debt securities, futures contracts or securities indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a future date. The Fund may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index.

SWAP AGREEMENTS
The Fund may enter into interest rate, index, credit default, total return, and, to the extent that they may invest in foreign currency-denominated securities, currency exchange rate swap agreements. The Fund may also enter into options on swap agreements (swap options). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. The Fund may invest no more than 20% of its investable assets in all swap transactions.

Interest Rate Swap Transactions. The Fund may enter into interest rate swap transactions. In a swap transaction, the Fund and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and will not exceed 25% of the Fund's net assets.

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


How the Fund Invests


Credit Default Swap Transactions. The Fund may enter into credit default swap transactions. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying asset. Credit default swaps give one party to a transaction the right to dispose of or acquire, an asset (or group of assets), or the right to receive from or make a payment to the other party upon the occurrence of specified credit events. Credit default swap transactions may involve greater risk than if the Fund invested directly in the underlying asset. The Fund will invest in credit default swap transactions only where the underlying investment is an otherwise permissible investment for the Fund.

Other Swap Transactions. The Fund may also enter into other types of swaps including, but not limited to, total return swaps, currency exchange swaps and swap options.

For more information about these strategies, see the SAI, "Description of the Company, Its Investments and Risks -- Hedging and Return Enhancement Strategies."

ZERO COUPON BONDS
The Fund may invest in zero coupon bonds. Zero coupon bonds do not pay interest during the life of the security. An investor makes money by purchasing the security at a price that is less than the money the investor will receive when the borrower repays the amount borrowed (face value).

The Fund records the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Fund is required under federal tax laws to distribute income to its shareholders, in certain circumstances, the Fund may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income.

FLOATING RATE BONDS AND VARIABLE RATE BONDS
The Fund may invest in floating rate bonds and variable rate bonds. These securities provide for a periodic adjustment in the interest rate paid on the obligations. Certain of these obligations may have a demand feature which generally allows the Fund to demand full payment of the bond on short notice. At times, the Fund may receive an amount that may be more or less than the amount paid for the bond.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Fund may purchase securities on a when-issued or delayed-delivery basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time

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of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

FORWARD COMMITMENTS
The Fund may purchase or sell securities through a forward commitment. These transactions involved the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. If the dealer through which the trade is made fails to consummate the transaction, the Fund may lose an advantageous yield or price. Securities purchased on a forward commitment basis also involve a risk that the value of the security to be purchased may decline prior to the settlement date. The Fund does not accrue income prior to delivery of the securities in the case of forward commitment purchases.

For more information about these strategies, see the SAI, "Description of the Company, Its Investments and Risks".

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets) lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI "Investment Restrictions".


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


How the Fund Invests


INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies the Fund may use. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Company, Its Investments and Risks" in the SAI.


INVESTMENT TYPE


% of Fund's Investable Assets RISKS                               POTENTIAL REWARDS

     BONDS                    .Credit risk--the risk that the     .A source of regular interest
     At least 80%              borrower can't pay back the         income
                               money borrowed or make
                               interest payments (lower for       .Higher quality debt
                               higher rated debt                   obligations are generally more
                               obligations). The lower a debt      secure than lower quality debt
                               obligation's quality, the           obligations
                               higher its potential volatility
                                                                  .If interest rates decline, long-
                              .Market risk--the risk that          term yields should be higher
                               debt obligations will lose          than money market yields
                               value in the market,
                               sometimes rapidly or               .Bonds have generally
                               unpredictably, because              outperformed money market
                               interest rates rise or there is a   instruments over the long
                               lack of confidence in the           term
                               borrower
                                                                  .Most bonds rise in value when
                                                                   interest rates fall

----------------------------------------------------------

     U.S. GOVERNMENT AND      .See credit risk (relatively low    .A source of regular interest
     AGENCY SECURITIES         for U.S. Government                 income
     Up to 100%                securities) and market risk
                                                                  .Generally more secure than
                              .Not all U.S. Government             lower quality debt securities
                               securities are insured or           and equity securities
                               guaranteed by the U.S.
                               Government--some are               .The U.S. Government
                               backed only by the issuing          guarantees interest and
                               agency, which must rely on its      principal payments on certain
                               own resources to repay the          U.S. Government securities
                               debt
                                                                  .May preserve the Fund's
                                                                   assets

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INVESTMENT TYPE (CONT'D)

% of Fund's Investable Assets RISKS                             POTENTIAL REWARDS

   MORTGAGE-RELATED           .Prepayment risk--the risk        .A source of regular interest
   SECURITIES                  that the underlying               income
   Up to 100%                  mortgages may be prepaid,
                               partially or completely,         .May benefit from security
                               generally during periods of       interest in real estate
                               falling interest rates, which     collateral
                               could adversely affect yield to
                               maturity and could require       .Pass-through instruments
                               the Fund to reinvest in lower     provide greater diversification
                               yielding securities               than direct ownership of
                                                                 loans
                              .Credit risk--the risk that the
                               underlying mortgages will not    .The U.S. Government
                               be paid by debtors or by credit   guarantees interest and
                               insurers or guarantors of such    principal payments on some
                               instruments. Some private         securities
                               mortgage securities are
                               unsecured or secured by
                               lower-rated insurers or
                               guarantors and thus may
                               involve greater risk

                              .See market risk

----------------------------------------------------------

   ASSET-BACKED SECURITIES    .The security interest in the     .A source of regular interest
   Up to 100%                  underlying collateral may not     income
                               be as great as with
                               mortgage-related securities      .Prepayment risk is generally
                                                                 lower than with mortgage-
                              .Credit risk--the risk that the    related securities
                               underlying receivables will
                               not be paid by debtors or by     .Pass-through instruments
                               credit insurers or guarantors     provide greater diversification
                               of such instruments. Some         than direct ownership of
                               asset-backed securities are       loans
                               unsecured or secured by
                               lower-rated insurers or          .May offer higher yield due to
                               guarantors and thus may           their structure
                               involve greater risk

                              .See market risk and
                               prepayment risk

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


How the Fund Invests


INVESTMENT TYPE (CONT'D)

% of Fund's Investable Assets RISKS                            POTENTIAL REWARDS

   BONDS OF CORPORATIONS      .See credit risk and market      .A source of regular interest
   Up to 100%                  risk                             income

                                                               .Higher quality debt
                                                                obligations are generally more
                                                                secure than lower quality debt
                                                                obligations

                                                               .If interest rates decline, long-
                                                                term yields should be higher
                                                                than money market yields

                                                               .Bonds have generally
                                                                outperformed money market
                                                                instruments over the long
                                                                term

                                                               .Most bonds rise in value when
                                                                interest rates fall

----------------------------------------------------------

   MONEY MARKET               .See credit risk and market      .May preserve the Fund's
   INSTRUMENTS                 risk (which are less of a        assets
   Up to 100%                  concern for money market
                               instruments)

----------------------------------------------------------

   VARIABLE/FLOATING RATE     .Value lags value of fixed-rate  .May offer protection against
   BONDS                       securities when interest rates   interest rate increases
   Up to 100%                  change

----------------------------------------------------------

   YANKEE OBLIGATIONS         .Foreign markets, economies      .Opportunities for
   Up to 50%                   and political systems may not    diversification
                               be as stable as those in the
                               U.S., particularly those in     .Investors can participate in
                               developing countries             the growth of foreign markets
                                                                through investments in
                              .May be less liquid than U.S.     companies operating in those
                               debt obligations                 markets

                              .Differences in foreign laws,
                               accounting standards, public
                               information, custody and
                               settlement practices provide
                               less reliable information on
                               foreign investments and
                               involve more risk


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INVESTMENT TYPE (CONT'D)


% of Fund's Investable Assets RISKS                            POTENTIAL REWARDS

   DERIVATIVES                .The value of derivatives (such  .The Fund could make money
   Percentage varies           as futures, options, options     and protect against losses if
                               on futures, swaptions and        the investment analysis
                               various types of swaps) that     proves correct
                               are used to hedge a
                               portfolio security is           .One way to manage the
                               determined independently         Fund's risk/return balance is
                               from that security and could     to lock in the value of an
                               result in a loss to the Fund     investment ahead of time
                               when the price movement of a
                               derivative does not correlate   .Derivatives used for return
                               with a change in the value of    enhancement purposes
                               the Fund security                involve a type of leverage and
                                                                could generate substantial
                              .Derivatives may not have the     gains at low cost
                               intended effects and may
                               result in losses or missed      .Hedges that correlate well
                               opportunities                    with an underlying position
                                                                can increase or enhance
                              .The other party to a             investment income or capital
                               derivatives contract could       gains at low cost
                               default

                              .Derivatives can increase
                               share volatility and
                               derivatives that involve
                               leverage could magnify losses

                              .Certain types of derivatives
                               involve costs to the Fund that
                               can reduce returns

----------------------------------------------------------

   WHEN-ISSUED AND            .Value of securities may         .May magnify underlying
   DELAYED-DELIVERY            decrease before delivery         investment gains
   SECURITIES, REVERSE         occurs
   REPURCHASE AGREEMENTS,
   DOLLAR ROLLS AND SHORT     .Broker/dealer may become
   SALES                       insolvent prior to delivery
   Percentage varies
                              .Investment losses may exceed
                               potential underlying
                               investment gains


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


How the Fund Invests


INVESTMENT TYPE (CONT'D)

% of Fund's Investable Assets RISKS                              POTENTIAL REWARDS

   FOREIGN DEBT SECURITIES    .Foreign markets, economies        .Investors can participate in
   Up to 20%                   and political systems may not      the growth of foreign markets
                               be as stable as those in the       through investments in
                               U.S., particularly those in        companies operating in those
                               developing countries               markets

                              .Currency risk--changing           .Changing value of foreign
                               value of foreign currencies        currencies can cause gains
                               can cause losses (non-U.S.         (non-U.S. currency
                               currency denominated               denominated securities)
                               securities)
                                                                 .Opportunities for
                              .May be less liquid than U.S.       diversification
                               debt securities

                              .Differences in foreign laws,
                               accounting standards, public
                               information, custody and
                               settlement practices may
                               result in less reliable
                               information on foreign
                               investments and involve more
                               risk

----------------------------------------------------------

   ZERO COUPON BONDS          .Typically subject to greater      .Value rises faster when
   Up to 20%                   volatility and less liquidity in   interest rates fall
                               adverse markets than other
                               debt securities

                              .See credit risk and market
                               risk

----------------------------------------------------------

   ILLIQUID SECURITIES        .Illiquidity risk--the risk that   .May offer a more attractive
   Up to 15% of net assets     bonds may be difficult to          yield or potential for growth
                               value precisely and sell at the    than more widely traded
                               time or price desired, in which    securities
                               case valuation would depend
                               more on the investment
                               adviser's judgment than is
                               generally the case with
                               higher-rated securities

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INVESTMENT TYPE (CONT'D)

% of Fund's Investable Assets RISKS                              POTENTIAL REWARDS

 HIGH-YIELD DEBT SECURITIES   .See market risk (particularly     .May offer higher interest
 (JUNK BONDS)                  high), credit risk (particularly   income and higher potential
 Up to 10%                     high) and illiquidity risk         for gains than higher-grade
                                                                  debt securities
                              .Are generally less secure than
                               higher-quality debt securities    .Most bonds rise in value when
                                                                  interest rates fall

----------------------------------------------------------

 LOAN PARTICIPATIONS          .See credit risk, market risk      .May offer the right to receive
 Up to 10%                     and illiquidity risk               principal, interest and fees
                                                                  without as much risk as a
                              .The Fund has no rights             lender
                               against borrower in the event
                               borrower does not repay the
                               loan

                              .The Fund is also subject to
                               the credit risk of the lender

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


How the Fund Invests


INVESTMENT TYPE (CONT'D)

% of Fund's Investable Assets RISKS                             POTENTIAL REWARDS

   MUNICIPAL BONDS            .Concentration risk--the risk     .A source of tax-exempt
   (INCLUDING MONEY MARKET     that bonds may lose value         interest income, except with
   MUNICIPAL BONDS)            because of political, economic    respect to certain bonds, such
   Up to 10%                   or other events affecting         as private activity bonds,
                               issuers of obligations            which are subject to the
                                                                 federal alternative minimum
                              .See credit risk and market        tax (AMT)
                               risk
                                                                .Most bonds rise in value when
                              .Illiquidity risk--the risk that   interest rates fall
                               bonds may be difficult to
                               value precisely and sell at the  .With respect to non-money
                               time or price desired, in which   market municipal bonds, if
                               case valuation would depend       interest rates decline, long-
                               more on the investment            term yields should be higher
                               adviser's judgment than is        than money market yields
                               generally the case with other
                               types of municipal bonds         .With respect to non-money
                                                                 market municipal bonds,
                              .Nonappropriation risk--the        have generally outperformed
                               risk that the state or            money market instruments
                               municipality may not include      over the long term
                               the bond obligations in future
                               budgets                          .With respect to money market
                                                                 municipal bonds, generally
                              .Tax risk--the risk that           more secure than lower-
                               federal, state or local income    quality bonds
                               tax rates may decrease, which
                               could decrease demand for
                               municipal bonds or that a
                               change in law may limit or
                               eliminate exemption of
                               interest on municipal bonds
                               from such taxes

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


How the Fund is Managed

BOARD OF DIRECTORS
The Fund's Board of Directors (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102


Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment adviser. For the fiscal year ended December 31, 2003, the Fund paid PI management fees of .60% of the Fund's average daily net assets.



PI and its predecessors have served as manager or administrator to investment companies since 1987. As of March 31, 2004, PI, a wholly owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $107.4 billion.


Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

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


How the Fund is Managed


INVESTMENT ADVISER
Prudential Investment Management, Inc. (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


PIM's Fixed Income Group manages approximately $151 billion for Prudential's retail investors, institutional investors, and policyholders, as of December 31, 2003. Senior Managing Director James J. Sullivan heads the Group.


Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in risk management, arbitrage trading, and corporate bond investing.




The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income markets: U.S. liquidity (U.S. governments and mortgage-backed securities), non-U.S. securities, corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, money markets, structured finance (asset-backed securities), and bank loans.



Kay Willcox (of the U.S. Liquidity Team) is the Fund's lead manager and invests the mortgage portfolio, Malcolm Dalrymple (of the Corporates Team) focuses on the short-term corporates and Joe D'Angelo (of the Money Market Team) focuses on money market instruments. This team is responsible for the day-to-day management of the Fund and utilizes all the capabilities of the Fixed Income Group.



.. "Top-down" investment decisions such as duration, yield curve and sector positioning are made consistent with a PIM Fixed Income-wide Market Outlook, while "bottom-up" security selection is done by the combined efforts of the U.S. Liquidity Team, the Corporates Team, and the Money Market Team.



.. The Market Outlook is developed quarterly by a team led by the Head of Fixed
  Income. The Market Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.


.. The co-portfolio managers develop the Fund's investment strategy within the framework of the Market Outlook and the Fund's investment objective, restrictions, policies and benchmark.

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.. Once sector allocations are determined, the co-portfolio managers coordinate with the individual sector teams to implement the strategy through security selection and trading. All security selection is research-based. Corporate bond selection is based on fundamental credit research and government and mortgage security selection is based on quantitative research. Extensive quantitative resources and a large credit research staff support the co-portfolio managers and the sector teams.

.. The Fund's risk exposure is monitored continually and is adjusted as warranted.

.. The co-portfolio managers primarily utilize the capabilities of the following sector teams in implementing the Fund's strategies.

CORPORATES
Assets Under Management: $56 billion (as of December 31, 2003).

Team Leader: Steven Kellner, CFA. General Investment Experience: 18 years.


Portfolio Managers and Traders: 11. Average General Investment Experience: 13 years, which includes team members with significant mutual fund experience.


Sector: U.S. investment-grade corporate securities.

Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.


U.S. LIQUIDITY


Assets Under Management: $37 billion (as of December 31, 2003).



Team Leader: Peter Cordrey. General Investment Experience: 22 years.



Portfolio Managers and Traders: 8. Average General Investment Experience: 13 years, which includes team members with significant mutual fund experience.



Sector: U.S. governments and mortgages.


Investment Strategy: Focus is on high quality, liquidity and controlled risk.

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            Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund  25
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


How the Fund is Managed


MONEY MARKETS

Assets Under Management: $34 billion (as of December 31, 2003).



Team Leader: Joseph Tully. General Investment Experience: 21 years.



Portfolio Managers and Traders: 11. Average General Investment Experience: 13 years.


Sector: High-quality short-term securities, including both taxable and tax-exempt instruments.

Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to each of the Class A, Class B, Class C, Class Y and Class R shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C, Y, Z and Class R shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table.


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Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of ordinary income monthly and capital gains, if any, at least annually to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes dividends out of any net investment income, plus short-term capital gains, to shareholders typically every month. For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund. Corporate shareholders generally are not eligible for the 70% dividends-received deduction on dividends paid by the Fund. In addition, dividends from the Fund will not qualify for the preferential rates of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders pursuant to recently enacted legislation.

The Fund also distributes long-term capital gains to shareholders--typically once a year. Long-term capital gains are generated when the Fund sells for a profit assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information

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Fund Distributions and Tax Issues

about automatic reinvestment and other shareholder services, see "Step 4:
Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES
If federal law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and gross sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

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QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15% for shares held for more than 1 year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers,

-----------------------                  ordinary income of up to $3,000. If
                                         you sell shares and realize a loss,
              [GRAPHIC]                  you will not be permitted to use
                                         the loss to the extent you replace
                                         the shares (including pursuant to
                                         the reinvestment of a dividend)
-----------------------                  within a 61-day period (beginning
                                         30 days before and ending 30 days
                                         after the sale of the shares). Under

certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for federal income tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

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Fund Distributions and Tax Issues


AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a taxable event. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

SPECIAL CONVERSION PRIVILEGE OF CLASS Y SHARES
If the total value of your Class Y shares of the Fund reach $1 million or more, your shares may be eligible to convert to Class A shares. You or your Financial Professional must notify the Transfer Agent in advance of the purchase that will enable you to qualify for the special conversion of Class Y shares. Your entire purchase, as well as your existing Class Y shares, will be converted into Class A shares. All future purchases in this Fund will be into Class A shares.

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


How to Buy, Sell and Exchange Shares of
the Fund

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; Step 4: Additional Shareholder Services. Each of these steps is described below.


STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class Y, Class Z and Class R shares of the Fund, although Class Z shares are available only to a limited group of investors. Class B and Class C shares are available only through exchanges from the same share class of certain Prudential mutual funds. There are no sales charges on exchanges. The minimum investment for initial exchanges on Class A, Class B, Class C and Class R shares will be $25,000 and the minimum investment for subsequent exchanges is $100.


When choosing a share class, you should consider the following factors:

.. The amount of your investment

.. The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges

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How to Buy, Sell and Exchange Shares of the Fund


.. The different sales charges that apply to each share class--Class B's CDSC vs. Class C's low CDSC

.. Whether you qualify for any reduction or waiver of sales charges

.. The fact that Class A, Class Y and Class Z shares are available for direct purchase but Class B and Class C shares are available only through exchange

.. The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

.. The fact that Class Y shares may qualify for a special conversion to Class A shares when the total value of an investment in Class Y shares of the Fund totals $1 million or more


.. Because Class Z and Class R shares have lower operating expenses than Class
  A, Class B, or Class C shares, you should consider whether you are eligible to purchase Class Z or Class R shares.


See "How to Sell Your Shares" for a description of the impact of CDSCs.

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Share Class Comparison. Use this chart to help you compare the Fund's different share classes.


                     CLASS A       CLASS B                CLASS C         CLASS Y       CLASS Z CLASS R
Minimum purchase
 amount              $1,000,000    N/A/3/                 N/A/3/          $25,000        None   None
-------------------------------------------------------------------------------------------------------------
Minimum amount
 for subsequent
 purchases           $100          N/A                    N/A             $100           None   None
-------------------------------------------------------------------------------------------------------------
Maximum initial
 sales charge        None          N/A                    N/A             None           None   None
-------------------------------------------------------------------------------------------------------------
Contingent Deferred  1%/5/                                1% on sales     None           None   None
 Sales Charge                                             made within
 (CDSC)/1/                         If sold during:/4/     12 months of
                                   Year 1             5%  purchase/4/ (18
                                   Year 2             4%  months for
                                   Year 3             3%  shares
                                   Year 4             2%  purchased
                                   Year 5             1%  prior to
                                   Year 6             1%  February +2,
                                   Year 7             0%  2004)
Annual distribution  .30 of 1%     1%                     1%              .75 of         None   .75 of
 and service (12b-1) (.25 of 1%                           (.75 of 1%      1% (.50               1% (.50
 fees (shown as a    currently)/6/                        currently)/6/   of 1%                 of 1%
 percentage of                                                            currently)/6/         currently)/6/
 average daily net
 assets)/2/
-------------------------------------------------------------------------------------------------------------


/1/For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."

/2/These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. Class A shares may pay a service fee of up to .25 of 1%. Class B, Class C, Class Y and Class R shares will pay a service fee of .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee), is limited to .75 of 1% for Class B and Class C shares, is limited to .50 of 1% for Class Y shares and .75 of 1% (including the .25 of 1% service fee for Class R shares).

/3/Class B and Class C shares are available only through exchanges of Class B and Class C shares, respectively.

/4/The CDSC on Class B shares declines by 1% each year. See "How to Sell Your
   Shares--Contingent Deferred Sales Charge" for more info. The CDSC on the Class C shares is 1% for shares redeemed within 12 months.

/5/Investorswho purchase $1 million or more of Class A shares of other
            JennisonDryden or Strategic Partners mutual funds and subsequently exchanged into Class A shares of this Fund and sell these shares within 12 months of purchase are subject to a 1% CDSC.

/6/Forthe period ending April 30, 2005, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A, Class C, Class Y and Class R shares to .25%, .75%, .50% and .50% of the average daily net assets of Class A, Class C, Class Y and Class R shares, respectively.




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


How to Buy, Sell and Exchange Shares of the Fund


CLASS A, CLASS Y AND CLASS Z SHARES
Class A shares are exchangeable with other Class A shares with an exchange minimum of $25,000. There are no sales charges on Class Y shares. Class Y or Class Z shares do not offer an exchange privilege.


Class A, B and C shares of this Fund may be used in conjunction with your Rights of Accumulation Privileges to purchase other JennisonDryden or Strategic Partners mutual funds if you:


.. Invest with an eligible group of investors who are related to you


.. Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time



.. With respect to Class A shares only, use your Rights of Accumulation, which allow you to combine (1) the current value of JennisonDryden and Strategic Partners mutual funds shares you already own, (2) the value of money market shares you have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)


Rights of Accumulation for Class Y shares apply only to this Fund and only to the Y share class.

QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

.. Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

.. Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

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




Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

.. Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,
.. Current and former Directors/Trustees of the JennisonDryden or Strategic
  Partners mutual funds (including the Fund);
.. Prudential, with an investment of $10 million or more; and .. Class Z shares may also be purchased by qualified state tuition programs (529 plans).


QUALIFYING FOR CLASS R SHARES


Retirement Plans. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans, and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.


PAYMENTS TO THIRD PARTIES

In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a finder's fee for Class A or Class R shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments for any share class from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years (including the time during which you owned Class B shares in the previous fund), we will automatically convert them into Class A shares. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the distribution and service (12b-1 fees) for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer

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


How to Buy, Sell and Exchange Shares of the Fund

through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Company Shares--Conversion Feature--Class B Shares."


STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its expenses) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).

Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will generally value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

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



are processed. In these instances, the NAV you receive may differ from the published NAV price.


We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed.


Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.


Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?

You will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for share classes). Your broker may charge you a separate or additional fee for purchases of shares.



Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer

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


How to Buy, Sell and Exchange Shares of the Fund

Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19101

Automatic Investment Plan. After you make an investment for the Fund's individual share class minimum amount, you can make regular purchases of the Fund (for classes other than Class B and Class C) for as little as $100 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

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




HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Company Shares--Sale of Shares."

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

.. You are selling more than $100,000 of shares,

.. You want the redemption proceeds made payable to someone that is not in our records,

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
            Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund  39
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


How to Buy, Sell and Exchange Shares of the Fund


.. You want the redemption proceeds sent to some place that is not in our records, or

.. You are a business or a trust.

.. An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Company Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within 6 years of purchase or Class C shares within 12 months of purchase (18 months for shares purchased prior to February 2, 2004), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares of other JennisonDryden or Strategic Partners mutual funds and subsequently exchange into Class A of this Fund, although you are not subject to our initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

.. Amounts representing shares you purchased with reinvested dividends and distributions,


.. Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 12 months for Class C shares and


.. Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the Share Class Comparison chart, if you purchase $1 million or more of Class A shares of other JennisonDryden or Strategic Partners mutual funds and subsequently exchange into Class A of this Fund, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase,

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




not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 12 months of purchase. Class A shares are subject to a CDSC, in certain cases as previously noted, of 1% that is applied to Class A shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

.. After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

.. To provide for certain distributions--made without IRS penalty--from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

.. On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Company Shares--Contingent Deferred Sales Charge--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.


            Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund  41

How to Buy, Sell and Exchange Shares of the Fund

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
If you paid a CDSC when you redeemed your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund and we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Company Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden mutual fund or Class A shares of certain of the Strategic Partners mutual funds, but you can't exchange Class A shares for Class B, Class C, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. (Special Money Fund). After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. Class B and Class C shares are only offered as an exchange from shares of the same class in certain JennisonDryden or Strategic Partners mutual funds. Class Y shares do


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



not offer an exchange privilege. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


There is no sales charge for exchanges. If, however, you exchange--and then sell--Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.


Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in identifying the practice of market timing in all cases.


            Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund  43

How to Buy, Sell and Exchange Shares of the Fund


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000, or exchange your shares (other than Class Y shares) in any amount at or above the minimum exchange amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares--Restriction on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Company Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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


Financial Highlights


The financial highlights below are intended to help you evaluate the Fund's financial performance for the past fiscal period. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the period indicated, except that there is no financial performance information available for Class R shares as of the date of this prospectus because this class is new.


A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.

            Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund  45

Financial Highlights

CLASS A SHARES

The financial highlights for the fiscal period ended December 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS A SHARES (fiscal period ended 12-31)


                                                              APRIL 2, 2003/2/
                                                                   THROUGH
 PER SHARE OPERATING PERFORMANCE                              DECEMBER 31, 2003
 Net asset value, beginning of period                              $ 10.00
                                                                   -------
 Income from investment operations:
 Net investment income/4/                                              .11/5/
 Net realized and unrealized loss on investment transactions          (.02)
                                                                   -------
 Total from investment operations                                      .09
 ------------------------------------------------------------------------------
 Less dividends:
 Dividends from net investment income                                 (.20)
                                                                   -------
 Net asset value, end of period                                    $  9.89
 Total return/1/                                                      0.89%
 ------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA/7/
 Net assets, end of period (000)                                   $61,342
 Average net assets (000)                                          $67,777
 Ratios to average net assets:
 Expenses, including distribution and service (12b-1) fees/6/          .78%/3/
 Expenses, excluding distribution and service (12b-1) fees             .53%/3/
 Net investment income                                                1.54%/3/
 For Class A, B, C, Y and Z shares:
 Portfolio turnover rate                                                19%/8/
 ------------------------------------------------------------------------------


/1/Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total return for periods of less than one full year is not annualized.
/2/Commencement of offering of Class A shares.
/3/Ratios presented above have been annualized from the date of the first subscription which occurred on April 2, 2003.
/4/Net of management fee waiver.
/5/Calculated based upon weighted average shares outstanding during the period.

/6/The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of 1% of the average daily net assets of the Class A shares.


/7/The manager of the Fund has voluntarily agreed to waive a portion of the management fee to .30 of 1% of the Fund's average daily net assets. If the manager had not waived expenses, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratio would be 1.08%, .83% and 1.24%, respectively.

/8/Not annualized.

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

CLASS B SHARES

The financial highlights for the fiscal period ended December 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS B SHARES (fiscal period ended 12-31)


                                                                   APRIL 16, 2003/2/
                                                                        THROUGH
PER SHARE OPERATING PERFORMANCE                                    DECEMBER 31, 2003
Net asset value, beginning of period                                    $ 10.00
                                                                        -------
Income from investment operations:
Net investment income/4/                                                 .06/5/
Net realized and unrealized gain (loss) on investment transactions         (.02)
                                                                        -------
Total from investment operations                                            .04
------------------------------------------------------------------------------------
Less dividends:
Dividends from net investment income                                       (.14)
                                                                        -------
Net asset value, end of period                                          $  9.90
Total return/1/                                                            0.44%
------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA/6/
Net assets, end of period (000)                                         $ 4,054
Average net assets (000)                                                $ 3,041
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees                  1.54%/3/
Expenses, excluding distribution and service (12b-1) fees                   .54%/3/
Net investment income                                                       .83%/3/
------------------------------------------------------------------------------------



/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total return for periods of less than one full year is not annualized.

/2/Commencement of offering of Class B shares.
/3/Ratios presented above have been annualized from the date of the first subscription which occurred on April 16, 2003.
/4/Net of management fee waiver.
/5/Calculated based upon weighted average shares outstanding during the period.

/6/The manager of the Fund has voluntarily agreed to waive a portion of the management fee to .30 of 1% of the Fund's average daily net assets. If the manager had not waived expenses, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.84%, .84% and .52%, respectively.


            Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund  47

Financial Highlights

CLASS C SHARES

The financial highlights for the fiscal period ended December 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS C SHARES (fiscal period ended 12-31)


                                                             APRIL 27, 2003/2/
                                                                  THROUGH
PER SHARE OPERATING PERFORMANCE                              DECEMBER 31, 2003
Net asset value, beginning of period                              $ 10.00
                                                                  -------
Income from investment operations:
Net investment income/4/                                           .07/5/
Net realized and unrealized gain on investment transactions          (.02)
                                                                  -------
Total from investment operations                                      .05
------------------------------------------------------------------------------
Less dividends:
Dividends from net investment income                                 (.15)
                                                                  -------
Net asset value, end of period                                    $  9.90
Total return/1/                                                      0.51%
------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA/7/
Net assets, end of period (000)                                   $ 1,333
Average net assets (000)                                          $   699
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees/6/         1.30%/3/
Expenses, excluding distribution and service (12b-1) fees             .55%/3/
Net investment income                                                1.09%/3/
------------------------------------------------------------------------------



/1/Totalreturn does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total return for periods of less than one full year is not annualized.

/2/Commencement of offering of Class C shares.
/3/Ratios presented above have been annualized from the date of the first subscription which occurred on April 27, 2003.
/4/Netof management fee waiver.
/5/Calculated based upon weighted average shares outstanding during the period.

/6/The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75% of 1% of the average daily net assets of the Class C shares.


/7/The manager of the Fund has voluntarily agreed to waive a portion of the management fee to .30 of 1% of the Fund's average daily net assets. If the manager had not waived expenses, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.60%, .85% and 0.76%, respectively.


48  Visit our website at www.jennisondryden.com

CLASS Y SHARES

The financial highlights for the fiscal period ended December 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS Y SHARES (fiscal period ended 12-31)


                                                             APRIL 2, 2003/2/
                                                                  THROUGH
PER SHARE OPERATING PERFORMANCE                              DECEMBER 31, 2003
Net asset value, beginning of period                                  $  10.00
                                                                      --------
Income from investment operations:
Net investment income/4/                                                .09/5/
Net realized and unrealized loss on investment transactions               (.02)
                                                                      --------
Total from investment operations                                           .07
----------------------------------------------------------------------------------
Less dividends:
Dividends from net investment income                                      (.18)
                                                                      --------
Net asset value, end of period                                        $   9.89
Total return/1/                                                           0.73%
----------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA/7/
Net assets, end of period (000)                                       $289,012
Average net assets (000)                                              $280,580
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees/6/              1.03%/3/
Expenses, excluding distribution and service (12b-1) fees                  .53%/3/
Net investment income                                                     1.28%/3/
----------------------------------------------------------------------------------


/1/Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total return for periods of less than one full year is not annualized.
/2/Commencement of offering of Class Y shares.
/3/Ratios presented above have been annualized from the date of the first subscription which occurred on April 2, 2003.
/4/Net of management fee waiver.
/5/Calculated based upon weighted average shares outstanding during the period.

/6/The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class Y shares.


/7/The manager of the Fund has voluntarily agreed to waive a portion of the management fee to .30 of 1% of the Fund's average daily net assets. If the manager had not waived expenses, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.33%, .83% and .98%, respectively.


            Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund  49

Financial Highlights

CLASS Z SHARES

The financial highlights for the fiscal period ended December 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS Z SHARES (fiscal period ended 12-31)


                                                            APRIL 2, 2003/2/
                                                                 THROUGH
PER SHARE OPERATING PERFORMANCE                             DECEMBER 31, 2003
Net asset value, beginning of period                                  $ 10.00
Income from investment operations:
Net investment income/4/                                               .13/5/
Net realized and unrealized loss on investment transactions              (.02)
                                                                      -------
Total from investment operations                                          .11
---------------------------------------------------------------------------------
Less dividends:
Dividends from net investment income                                     (.22)
Net asset value, end of period                                        $  9.89
Total return/1/                                                          1.06%
---------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA/6/
Net assets, end of period (000)                                       $48,193
Average net assets (000)                                              $45,037
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees                 .53%/3/
Expenses, excluding distribution and service (12b-1) fees                 .53%/3/
Net investment income                                                    1.81%/3/
---------------------------------------------------------------------------------


/1/Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total return for periods of less than one full year is not annualized.
/2/Commencementof offering of Class Z shares.
/3/Ratiospresented above have been annualized from the date of the first subscription which occurred on April 2, 2003.
/4/Netof management fee waiver.
/5/Calculatedbased upon weighted average shares outstanding during the period.

/6/Themanager of the Fund has voluntarily agreed to waive a portion of the management fee to .30 of 1% of the Fund's average daily net assets. If the manager had not waived expenses, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be .83%, .83% and 1.51%, respectively.


50  Visit our website at www.jennisondryden.com

Appendix A

DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE
DEBT RATINGS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are to be considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

            Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund  A-1

Appendix A


Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Bonds rated within the Aa, A, Baa, Ba, and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

.. Leading market positions in well-established industries.

.. High rates of return on funds employed.

.. Conservative capitalization structure with moderate reliance on debt and ample asset protection.

.. Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

.. Well-established access to a range of financial markets and assured sources of alternative liquidity.

PRIME-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and

A-2 Visit our website at www.jennisondryden.com

coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3: Issuers rated Prime-3 or P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS
Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is presently strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.

MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
LONG-TERM ISSUE CREDIT RATINGS
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

            Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund  A-3

Appendix A


BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

An obligation rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such an obligation will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: An obligation rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity by the obligor to meet its financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: An obligation rated B has a greater vulnerability to default but the obligor presently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions would likely impair capacity or willingness by the obligor for timely payment of financial commitments. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: An obligation rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions with respect to the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity for timely payment of financial commitments. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

A-4 Visit our website at www.jennisondryden.com

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when financial commitments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES RATINGS
A municipal notes rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

.. Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note

.. Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note

Municipal rates rating symbols are as follows:

SP-1: Very strong capacity to meet its financial commitment on the note. An issue determined to possess an extremely strong capacity to pay debt service is given a plus (+) designation.

            Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund  A-5

Appendix A


SP-2: Satisfactory capacity to meet its financial commitment on the note, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to meet its financial commitment on the note.

FITCH, INC.
INTERNATIONAL LONG-TERM CREDIT RATINGS
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM CREDIT RATINGS
F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-6 Visit our website at www.jennisondryden.com

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS
Plus (+) or minus (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

NR indicates that Fitch, Inc. does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch, Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch, Inc. may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

            Dryden Short-Term Bond Fund, Inc./Dryden Ultra Short Bond Fund  A-7

FOR MORE INFORMATION
Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

..MAIL                    .TELEPHONE              .WEBSITE:
 Prudential Mutual Fund   (800) 225-1852          www.jennisondryden.com
 Services LLC             (732) 482-7555
 P.O. Box 8098            (Calling from outside
 Philadelphia, PA 19101   the U.S.)

..Outside Brokers should contact:   .TELEPHONE
 Prudential Investment Management
 Services LLC
 P.O. Box 8310
 Philadelphia, PA 19101

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

..MAIL                                .ELECTRONIC REQUEST
 Securities and Exchange Commission   publicinfo@sec.gov
 Public Reference Section             (The SEC charges a fee to copy documents.)
 Washington, DC 20549-0102

..IN PERSON                                      .VIA THE INTERNET
 Public Reference Room in Washington, DC         on the EDGAR Database at http://www.sec.gov
 (For hours of operation, call 1-202-942-8090)

Additional information about the Fund can be obtained without charge and can be found in the following document:

.. STATEMENT OF       .ANNUAL REPORT                  .SEMIANNUAL REPORT
  ADDITIONAL          (contains a discussion of the
  INFORMATION (SAI)   market conditions and
 (incorporated by     investment strategies that
 reference into       significantly affected the
 this prospectus)     Fund's performance during
                      the last fiscal year)


Dryden Short-Term Bond Fund/
Dryden Ultra Short Bond Fund
    SHARE CLASS A         B         C         Z         Y         R
      Nasdaq    PDUAX     N/A       N/A       PDUZX     PDUYX     N/A
      CUSIP     26248R107 26248R206 26248R305 26248R404 26248R503


MF193A                                  Investment Company Act File No. 811-5594

                       DRYDEN SHORT-TERM BOND FUND, INC.

                      Statement of Additional Information

                             dated April 30, 2004



   Dryden Short-Term Bond Fund, Inc. (the Company), is an open-end, management investment company comprised of two Portfolios--the Dryden Short-Term Corporate Bond Fund (Short-Term Corporate Bond Fund) and the Dryden Ultra Short Bond Fund (Ultra Short Bond Fund) (each, a Fund, and collectively, the Funds). The investment objective of the Short-Term Corporate Bond Fund is high current income consistent with the preservation of principal. The Short-Term Corporate Bond Fund invests, under normal circumstances, at least 80% of its investable assets in bonds of corporations with maturities of six years or less. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, and corporations include all private issuers. The investment objective of the Dryden Ultra Short Bond Fund is to seek current income consistent with low volatility of principal. The Dryden Ultra Short Bond Fund invests, under normal circumstances, at least 80% of the Fund's investable assets in debt securities other than preferred stock. For purposes of this policy, debt securities will primarily be investment grade and include all fixed income securities, both fixed and floating rate securities, zero coupon securities and money market instruments. The investment adviser will, under normal circumstances, seek to limit fluctuation in the Dryden Ultra Short Bond Fund's share price due to changes in market interest rates, by limiting the effective duration of the Fund's portfolio to one year. The term "investable assets" in this statement of additional information (SAI) refers to each Fund's net assets plus any borrowings for investment purposes. Each Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. There can be no assurance that each Fund's respective investment objective will be achieved. See "Description of the Company, Its Investments and Risks."


   The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 225-1852.


   This SAI is not a prospectus and should be read in conjunction with the Prospectuses of each Fund, dated April 30, 2004, copies of which may be obtained at no charge from the Company upon request at the address or telephone number noted above. Each Fund's audited financial statements for the fiscal year ended December 31, 2003 are incorporated into this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-5594). You may obtain a copy of each Fund's annual report at no charge by request to the Company at the address or telephone number noted above.


                               TABLE OF CONTENTS


                                                                 Page
                                                                 ----
           Company History......................................  B-2
           Description of the Company, Its Investments and Risks  B-2
           Investment Restrictions.............................. B-38
           Management of the Company............................ B-42
           Control Persons and Principal Holders of Securities.. B-47
           Investment Advisory and Other Services............... B-49
           Brokerage Allocation and Other Practices............. B-57
           Capital Shares, Other Securities and Organization.... B-58
           Purchase, Redemption and Pricing of Company Shares... B-59
           Shareholder Investment Account....................... B-71
           Net Asset Value...................................... B-75
           Taxes, Dividends and Distributions................... B-76
           Performance Information.............................. B-79
           Financial Statements................................. B-81
           Appendix I--General Investment Information...........  I-1
           Appendix II--Proxy Voting Policies of the Subadviser. II-1


--------------------------------------------------------------------------------
MF140B

                                COMPANY HISTORY

   The Company was incorporated in Maryland on June 8, 1988. The Company initially offered only one series known as Prudential Structured Maturity Fund. On July 15, 1993, the Board of Directors of the Fund (the Board) authorized the creation of the Municipal Income Portfolio and approved the designation of the existing shares of the Company as shares of the Income Portfolio. At a special meeting held on July 19, 1994, shareholders approved an amendment to the Company's Articles of Incorporation to change the Company name from Prudential-Bache Structured Maturity Fund, Inc. to Prudential Structured Maturity Fund, Inc. At a meeting of the Board of Directors of the Fund, held on February 7, 2000, the Board of Directors approved an amendment to the Company's Articles of Incorporation to change the Company name from Prudential Structured Maturity Fund, Inc. to Prudential Short-Term Corporate Bond Fund, Inc. At a meeting of the Board of Directors held on November 20, 2002, the Board of Directors approved an amendment to the Company's Articles of Incorporation to change the Company name to Prudential Short-Term Bond Fund, Inc. and to rename the Income Portfolio of the Company to Prudential Short-Term Corporate Bond Fund and the Municipal Income Portfolio of the Company to Prudential Ultra Short Bond Fund. At a special meeting of the Board of Directors held on December 12, 2002, the Board of Directors approved an amendment to the Company's Articles of Incorporation to change the name of Prudential Ultra Short Bond Fund to Dryden Ultra Short Bond Fund, effective February 19, 2003. Furthermore, Articles of Amendment changing the name of the Company to Dryden Short-Term Bond Fund, Inc. and the name of Prudential Short-Term Corporate Bond Fund to Dryden Short-Term Corporate Bond Fund, were filed on June 20, 2003, to become effective as of July 7, 2003.

             DESCRIPTION OF THE COMPANY, ITS INVESTMENTS AND RISKS

   (a) Classification The Company is a diversified, open-end management investment company.

   (b) and (c) Investment Strategies, Policies and Risks The investment objective of the Short-Term Corporate Bond Fund is high current income consistent with the preservation of principal. In pursuing its objective, under normal circumstances, the Short-Term Corporate Bond Fund invests at least 80% of the Fund's investable assets in bonds of corporations with maturities of six years or less. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, and corporations include all private issuers. The investment objective of the Dryden Ultra Short Bond Fund is to seek current income consistent with low volatility of principal. In pursuing its objective, the Dryden Ultra Short Bond Fund invests, under normal circumstances, at least 80% of the Fund's investable assets in fixed income securities other than preferred stock. Fixed-income securities will primarily be investment grade and include both fixed and floating rate securities and zero coupon securities. The investment adviser will under normal circumstances, seek to limit fluctuations in the Dryden Ultra Short Bond Fund's share price due to changes in market interest rates, by limiting the effective duration of the Fund's portfolio to one year. The term "investable assets" in this SAI refers to each Fund's net assets plus any borrowings for investment purposes. Each Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. This section provides additional information on the principal investment policies and strategies of each Fund, as well as information on certain non-principal investment policies and strategies. Each Fund may not be successful in achieving its respective objective and you could lose money.

Short-Term Corporate Bond Fund and Dryden Ultra Short Bond Fund (unless specified otherwise)

U.S. Government Securities

   U.S. Treasury Securities. Each Fund will invest in U.S. Treasury securities, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares.

   Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Each Fund will invest in obligations issued or guaranteed by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the

Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities of this type in which a Fund may invest that are not backed by the full faith and credit of the United States include obligations which generally may be satisfied only by the individual credit of the issuing agency, such as obligations of the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Student Loan Marketing Association (SLMA) and the Resolution Funding Corporation, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. GNMA, FNMA and FHLMC investments may include collateralized mortgage obligations.

   Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities; however, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of a Fund's shares. Mortgages backing the securities purchased by a Fund include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortizing mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-
 through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment. Because mortgage-backed securities are often prepaid, a pass-through security with a stated remaining maturity of more than its remaining expected average life will be deemed by a Fund, for purposes of determining a Fund's effective dollar-weighted average maturity, to have a remaining maturity equal to its remaining expected average life. The determination of the remaining expected average life of mortgage-backed securities will be made by the investment adviser, subject to the supervision of the Company's Board of Directors. In selecting investments for a Fund and in determining the remaining maturity, the investment adviser will rely on average remaining life data published by various mortgage-backed securities dealers except to the extent such data are deemed unreasonable by the investment adviser. The investment adviser might deem such data unreasonable if such data appeared to present a significantly different average remaining expected life for a security when compared to data relating to the average remaining life of comparable securities as provided by other independent mortgage-backed securities dealers.

   During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

   GNMA Certificates. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that each Fund purchases are the modified pass-through type. Modified pass-through GNMA Certificates entitle the holder to receive timely payment of all interest and principal prepayments paid and owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate graduated payment mortgage loans; (iii) fixed-rate growing equity mortgage loans; (iv) fixed-rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans (buydown mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs. Each Fund's investment adviser may re-evaluate such Fund's respective investment objective and policies if any such legislative proposals are adopted.

   Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

   GNMA Guarantee. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the Housing Act), authorizes GNMA to guarantee the timely payment of principal of and interest on certificates that are based on and backed by a pool of mortgage loans issued by the Federal Housing Administration (FHA) under the Housing Act, or Title V of the Housing Act of 1949 (FHA loans), or guaranteed by the Veterans' Administration (VA) under the Servicemen's Retirement Act of 1944, as amended (VA loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

   FHLMC Securities. The Federal Home Loan Mortgage Corporation is a corporate instrumentality of the United States created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970 as amended (FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

   The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCS). Each Fund does not intend to invest in guaranteed mortgage certificates. PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

   GMCS also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

   FNMA Securities. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the stated principal amount. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

   Adjustable Rate Mortgage Securities. Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities. The Short Term Corporate Bond Fund expects this characteristic to contribute to its objective of preservation of principal. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. ARMS eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

   The interest rates paid on the ARMs in which a Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indexes: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

   The underlying mortgages which collateralize the ARMs in which each Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

   Fixed-Rate Mortgage Securities. Each Fund anticipates investing in fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

   Strips. Each Fund may invest in component parts of U.S. Government Securities, namely, either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book entries at a Federal Reserve member bank representing ownership of obligation components or (iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. U.S. Government obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.

   Each Fund may also invest in mortgage pass-through securities where all interest payments go to one class of holders (Interest Only Securities or IOs) and all principal payments go to a second class of holders (Principal Only Securities or POs). These securities are commonly referred to as mortgage-backed securities strips or MBS strips.

   The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in these securities. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. Derivative mortgage-backed securities such as MBS strips are highly sensitive to changes in prepayment and interest rates.

Corporate and Other Debt Obligations

   Each Fund may invest in debt securities of U.S. issuers that have securities outstanding that are rated at the time of purchase at least BBB by Standard & Poor's Ratings Group (S&P) or Baa by Moody's Investors Service (Moody's) or comparably rated by a similar nationally recognized statistical rating organization (NRSRO) or, if not rated, of comparable quality in the opinion of the investment adviser. Short-Term Corporate Bond Fund may also invest up to 10% of investable assets in securities rated BB or Ba by S&P or Moody's, respectively (or comparably rated by a similar NRSRO), or, if not rated, of comparable quality in the opinion of the investment adviser (junk bonds). The Dryden Ultra Short Bond Fund may also invest up to 10% of its investable assets in debt obligations rated BB or B by S&P or Ba or B by Moody's (or comparably rated by a similar NRSRO) or, if not rated, of comparable quality in the opinion of the investment adviser. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers whose securities are rated BBB or lower or Baa or lower to pay interest or repay principal than is the case for issuers of higher rated securities. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative and are commonly referred to as junk bonds. Such securities generally offer a higher yield than those in the higher rated categories but also involve greater risk of loss of principal and income and may also be subject to greater price volatility due to the market's perceptions of the creditworthiness of the issuer. Investment in these securities is a long-term investment strategy and, accordingly, investors in a Fund should have the financial ability and willingness to remain invested for the long term. See the "Description of Security Ratings" in the Appendix of the Prospectuses.

   The corporate obligations in which each Fund may invest include mortgage-backed securities, including collateralized mortgage obligations and real estate mortgage investment conduits, and asset-backed securities. The Short-Term Corporate Bond Fund may invest up to 30% of its investable assets in collateralized mortgage obligations and real estate mortgage investment conduits and up to 25% of its investable assets in asset-backed securities. The Dryden Ultra Short Bond Fund may invest up to 100% of its investable assets in mortgage-related securities and also up to 100% of its investable assets in asset-backed securities.

   Each Fund may also invest in short-term corporate debt securities, including commercial paper and demand instruments.

   Commercial paper is an issuer's obligation typically with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

   Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand.

   Fluctuations in the prices of fixed-income securities may be caused by, among other things, the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in each Fund's net asset value (NAV).

   Risk Factors Relating to Investing in High-Yield (Junk) Debt
Securities. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high-yield) debt securities, commonly referred to as "junk bonds", are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in a Fund's net asset value. The investment adviser considers both credit risk and market risk in making investment decisions for each Fund, respectively. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.

   Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for junk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for junk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's value (NAV). The responsibility of the Company's Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Moreover, under the circumstances where a Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value junk securities than more highly rated securities.

   Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

   Ratings of fixed income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which each Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which, as a general rule, fluctuate in response to the general level of interest rates.

   Federal laws require the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could also adversely affect a Fund's NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Mortgage-Backed and Asset-Backed Securities

   Mortgage-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a U.S. Government guarantee but usually having some form of private credit enhancement.

   Each Fund intends to invest in non-agency mortgage-backed securities (whole loan, with respect to Short-Term Corporate Bond Fund) rated at least AA by S&P or Aa by Moody's.

   Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

   Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued or guaranteed by the U.S. Government or agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. CMOs may also be collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by a U.S. Government agency or instrumentality. The issuer of a series of CMOs may elect to be treated as a REMIC. All future references to CMOs include REMICs and multiclass pass-through securities.

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

   Certain issuers of CMOs, including certain CMOs that have elected to be treated as REMICs, are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (Commission), and a Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) on investments by a Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, each Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements, such Fund may not invest more than 10% of its total assets in all such entities, may not have invested more than 5% of its total assets in any single such entity and may not acquire more than 3% of the voting securities of any single such entity.

   The underlying mortgages which collateralize the CMOs and REMICs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down
(1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

   Floaters and Inverse Floaters (Dryden Ultra Short Bond Fund)

   Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

   Stripped Mortgage-Backed Securities (Privately Issued). In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, each Fund may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Privately issued MBS strips are subject to similar risks of MBS strips issued by agencies or instrumentalities of the U.S. Government. See "Strips" above.

   Asset-Backed Securities. Each Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily home equity loans and automobile and credit card receivables, as well as a pool of securities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure. Each Fund may invest in these and other types of privately-issued asset-backed securities which may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. The remaining maturity of an asset-backed security will be deemed to be equal to the average maturity of the assets underlying such security determined by the investment adviser on the basis of assumed prepayment rates and other factors with respect to such assets. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments. In many instances, asset-backed securities are over-collateralized to ensure the relative stability of their credit-quality.

   Risk Factors Relating to Investing in Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities, including those issued or guaranteed privately or by the U.S. Government or one of its agencies or instrumentalities, and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity. A Fund may invest a portion of its assets in derivative mortgage-backed securities such as MBS strips that are highly sensitive to changes in prepayment and interest rates. The investment adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

   In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage-backed securities. See "U.S. Government Securities" above. The investment adviser will seek to minimize this risk by investing in mortgage-backed securities rated at least A by Moody's and S&P.

   Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Prepayments of mortgages which underlie the securities purchased at a premium generally will result in capital losses. Asset-backed securities, although less likely to experience the same prepayment rate as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors may predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

   During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. The maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

   Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit card laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The remaining maturity of an asset-backed security will be deemed to be equal to the average maturity of the assets underlying such security determined by the investment adviser on the basis of assumed prepayment rates and other factors with respect to such assets. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments.

   Another type of asset-backed security (credit-related asset-backed securities) is collateralized by a basket of corporate bonds or other securities, including junk bonds (see "Description of the Company, Its Investments and Risks--Corporate and Other Debt Obligations--Risk Factors Relating to Investment in High Yield (Junk) Debt Securities" for risks associated with junk bonds). Unlike traditional asset-backed securities, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at anytime, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Fund bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential for loss of principal associated with losses on underlying bonds.

When-Issued and Delayed-Delivery Securities

   From time to time, in the ordinary course of business, each Fund may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. If a Fund chooses to dispose of the right to acquire a when-issued security prior to this acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuations, and no interest accrues to a Fund until delivery and payment take place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV each day. A Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities and to facilitate such acquisitions the Fund will maintain in a segregated account cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of such Fund's NAV.

Repurchase Agreements

   Each Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund's money is invested in the repurchase agreement. Each Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, a Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, a Fund may incur a loss.

   Each Fund's repurchase agreements will at all times be collateralized by U.S. Government obligations in an amount at least equal to the resale price. A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. A Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, a Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

   Each Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI or the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of each Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Money Market Instruments (Short-Term Corporate Bond Fund)

   The Fund may invest in high quality money market instruments, including:

   1. Obligations denominated in U.S. dollars (including certificates of deposit, bankers' acceptances and time deposits) of commercial banks, savings banks and savings and loan associations having, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The Fund may invest in obligations of domestic banks, foreign banks, and branches and offices thereof. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. Eurodollars are U.S. dollars deposited in banks outside the United States. For this purpose, the certificates of deposit may have terms in excess of one year.

   2. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, maturing in one year or less, denominated in U.S. dollars, and, at the date of investment, rated at least A-2 by S&P or Prime-2 by Moody's, or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's. If such obligations are guaranteed or supported by a letter of credit issued by a bank, the bank (including a foreign bank) must meet the requirements set forth in paragraph 1 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, the insurance company or other non-bank entity must represent a credit of high quality, as determined by the Company's Board of Directors. Under the Investment Company Act, a guaranty is not deemed to be a security of the guarantor for purposes of satisfying the diversification requirements provided that the securities issued or guaranteed by the guarantor and held by the Fund do not exceed 10% of the Fund's total assets.

Money Market Instruments (Dryden Ultra Short Bond Fund)

   The Fund may invest up to 100% of its investable assets in money market instruments. For purposes of this policy, money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies.

   Many market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

Yankee Obligations

   Each Fund may invest in U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States (Yankee obligations). A supranational entity is an entity constituted by the national governments of several countries to promote economic development, such as the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Tokyo.

   Each Fund believes that in many instances these fixed-income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although, under certain market conditions, such securities may be less liquid than the securities of United States corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies. In the event of default of any these investments, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of such securities.


   Investments in obligations of these issuers may be subject to certain risks, including future political and economic developments, the difficulty of predicting international trade patterns, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. Such securities may also be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer and such entities may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.


Credit Derivatives. Each Fund may invest in credit derivatives including, but not limited to, Collateralized Debt Obligations (CDOs), credit-linked securities, credit default swaps and total return swaps.

   Collateralized Debt Obligations (CDOs). Each Fund may invest up to 5% of its investable assets in collateralized debt obligations (CDOs). In a typical CDO investment, a Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. The cash flows generated by the collateral are used to pay interest and principal to the Fund.

   The portfolio underlying the CDO security is subject to investment guidelines. However, a Fund cannot monitor the underlying obligations of the CDO, and the CDO's underlying obligations may not be authorized investments for the Fund.

   In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in loses to a Fund.


   The securities issued by a CDO are not traded in organized exchange markets. Consequently the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

   Credit-Linked Securities. Each Fund may invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. Each Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

   Credit-linked securities are typically privately negotiated transactions between two or more parties. Each Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. Each Fund bears the risk of loss of its principal Investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

   Credit-linked securities are also subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, a Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the corresponding face value of the defaulted security.

   The market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available.

   The collateral for a credit-linked security is one or more credit default swaps. See "Description of the Company, Its Investments and Risks--Hedging and Return Enhancement Strategies--Credit Default Swap Tranactions" for a description of additional risks associated with credit default swaps.

   Credit Default Swaps and Total Return Swaps. Each Fund may invest in credit default swaps and total return swaps. See "Description of the Company, Its Investments and Risks--Hedging and Return Enhancements" for a description of these types of credit derivatives and their associated risks.

Lending of Securities


   Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate certain amounts and that the loans are callable at any time by each Fund. Each Fund may make loans of assets of the Fund as permitted by the Investment Company Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"), which currently is 33 1/3% of the Fund's total assets. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of a Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay a Fund an amount equivalent to any dividend or interest paid on such securities and a Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that a Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.


   A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Company. On termination of the loan, the borrower is required to return the securities to a Fund, and any gain or loss in the market price during the loan would inure to the Fund.

   Since voting or consent rights, if any, which accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Dollar Rolls

   Each Fund may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale.


   The Fund will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls. Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities, the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.


   The Short-Term Corporate Bond Fund may invest up to 5% and the Dryden Ultra Short Bond Fund may invest up to 50% of its respective investable assets in dollar rolls.

World Bank Obligations

   Each Fund may purchase obligations of the International Bank for Reconstruction and Development (the World Bank). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the U.S., and there is no assurance these commitments will be undertaken or met in the future.

Instruments with Puts

   Each Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and the aggregate price which the Fund pays for instruments with puts may be higher than the price which otherwise would be paid for the instruments. Each Fund, consistent with the Fund's investment objective and applicable rules issued by the Commission and subject to the supervision of the Board of Directors, the purpose of this practice with respect to money market instruments is to permit the Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of portfolio shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the investment adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to a Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund. When the put is at the option of a Fund, the Fund considers the maturity of an instrument subject to the put to be the earlier of the put expiration date or the stated maturity of the instrument.

   Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, each Fund's policy is to enter into put transactions only with such brokers, dealers or financial institutions or original issuers which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution or original issuer might default on its obligation to repurchase an underlying security. In the event such a default should occur, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution or original issuer.

Illiquid Securities

   Each Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period. The Subadviser (as defined below) will monitor the liquidity of such restricted securities under the supervision of the Directors.

   Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market (Direct Placement Securities). Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

   In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

   Rule 144A under the Securities Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.


   Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act, and commercial paper that have a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be traded flat (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


   When each Fund enters into swaps on other than a net basis, the entire amount of the Fund's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that a Fund enters into swaps on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be treated as illiquid.

   The staff of the Commission has taken the position, which each Fund will follow, that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as cover as liquid.

Borrowing


   The Funds may borrow an amount equal to no more than 33 1/3% of the value of their respective total assets (calculated at the time of the borrowing). Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate. The Funds may pledge up to 33 1/3% of their respective total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings as required by law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


Hedging and Return Enhancement Strategies

   Each Fund may engage in various portfolio strategies, including using derivatives to seek to reduce certain risks of its investments and to attempt to enhance return. Each Fund, and thus its respective investors, may lose money through any unsuccessful use of these strategies. These strategies include the use of options, interest rate swap transactions and futures contracts, including interest rate futures contracts, and options thereon. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, each Fund may use them to the extent consistent with its respective investment objective and policies.

   Options Transactions

   Options on Securities


   Each Fund may purchase and write (that is, sell) put and call options to attempt to enhance return or to hedge the Fund's respective portfolio. Each Fund may purchase put and call options and write covered put and call options on debt securities, aggregates of debt securities or indexes of prices thereof, other financial indexes and U.S. and foreign government debt securities. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets (OTC Options) including OTC options with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.


   The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price") or, depending on the terms of the option contract, to receive a specified amount of cash. By writing a call option, a Fund becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When a Fund writes a call option, the Fund loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

   The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, a Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. Each Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

   The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

   Each Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. Each Fund may therefore purchase a put option on other carefully selected securities, the values of which the investment adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the investment adviser's judgement is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgement is not correct, the value of the securities underlying the put option may decrease less than the value of a Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

   Each Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. Each Fund may, therefore, purchase call options on other carefully selected debt securities the values of which the investment adviser expects will have a high degree of positive correlation to the values of the debt securities that the Fund intends to acquire. In such circumstances the Funds will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Funds is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

   Each Fund may write options on securities in connection with buy-and-write transactions; that is, each Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised, a Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

   The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

   Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


   Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its contra-party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors of the Funds will approve a list of dealers with which the Funds may engage in OTC options.

   When a Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While each Fund will enter into OTC options only with dealers who agree to, and who are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, a Fund may be unable to liquidate an OTC option.

   OTC options purchased by a Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to cover OTC options written by a Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


   Each Fund may write only covered options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option a segregated account consisting of cash or liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities (the exercise price of the option). Each Fund may also write straddles (that is, a combination of a call and a put written on the same security at the same strike price). In such cases the same segregated collateral is considered cover for both the put and the call, and the Funds will also segregate or deposit cash or liquid assets equivalent to the amount, if any, by which the put is in-the-money. If a written call option is not covered by the securities or another call to purchase the security, the risk of loss to the Funds is potentially unlimited.


   Options on Securities Indexes. Each Fund may purchase and write options and futures on securities indexes in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase. Through the writing or purchase of index options, each Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that a Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

   When a Fund writes an option on a securities index, it will be required to deposit with its Custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

   Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

   Options on Currencies. Each Fund may write call options on foreign currencies. Each Fund may engage in this type of transaction up to 5% of its investable assets. A put option gives a Fund the right to sell a currency at the exercise price until the option expires. A call option gives a Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.

   Swap Transactions. Each Fund may enter into interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Funds may also enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to each Fund than if the Fund had invested directly in an instrument that yielded that desired return.


   Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

   Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Fund in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund's portfolio.

   To the extent that a Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and each Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Since swaps are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. A Fund will enter into swaps only with parties meeting creditworthiness standards approved by the Company's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

   For purposes of applying the Fund's investment policies and restrictions (as stated in the prospectuses and SAI) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

   Interest Rate Swap Transactions. Each Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and with respect to Dryden Ultra Short Bond Fund for credit enhancement.

   Each Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make and will not exceed 5% and 25% of the Short-Term Corporate Bond Fund's and Dryden Ultra Short Bond Fund's net assets, respectively. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was never used.

   Each Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund anticipates buying. If a Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities. With respect to Ultra Short Bond Fund, we may use interest rate swaps to hedge out duration risk of the overall fund or of some percentage of portfolio spread duration.

   Each Fund may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.

    Credit Default Swap Transactions

   Each Fund may enter into credit default swap transactions. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation even if the reference obligation has little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

   Each Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities they hold, in which the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

    Total Return & Index Swaps

   Each Fund may enter into total return and index swaps. Total return and index swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide a Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, a Fund can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby a Fund receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the 3-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide each Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

    Currency Exchange Swaps

   Each Fund may enter into currency exchange swaps. Currency exchange swaps may be used to exchange the returns (or differentials in rates of return) earned or realized on a particular foreign currency.

    Swap Option (Swaption) Agreements

   A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options.

Caps and Floors

   Each Fund may engage in the purchase or sale of interest rate caps and floors up to 5% of its investable assets. Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

   Futures Contracts (Including Interest Rate Futures Contracts). Each Fund may purchase and sell futures contracts and options thereon for certain hedging and risk management purposes and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. As a purchaser of an interest rate futures contract (futures contract), a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, a Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   Each Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of U.S. Government or other debt securities falls, a Fund may sell a futures contract. If declining interest rates are anticipated, a Fund may purchase a futures contract to protect against a potential increase in the price of U.S. Government or other debt securities the Fund intends to purchase. Subsequently, appropriate U.S. Government or other debt securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

   A Fund neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when a Fund enters into a futures contract it is initially required to deposit in a segregated account performing the transaction, an initial margin of cash or liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that future contract initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract assuming all contractual obligations have been satisfied. The margin deposits made are marked to market daily and a Fund may be required to make subsequent deposits into the segregated account, maintained for that purpose, or cash or liquid assets, called variation margin, in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills, Notes and Bonds, Eurodollar instruments, GNMA Certificates, bank certificates of deposit as well as on interest rate swaps.

   Each Fund may purchase Eurodollar futures and options thereon, which are essentially U.S. dollar-denominated futures contracts or options linked to LIBOR. Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed-rate for the lending of funds and sellers to obtain a fixed-rate for borrowings. Each Fund would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rates swaps are linked.

   Futures Contracts On 10-Year Interest Rate Swaps (Swap Futures). Swap Futures, introduced by the Chicago Board of Trade in October 2001, enable purchasers to cash settle at a future date at a price determined by the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the
H.15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

   The $100,000 par value trading units of Swap Futures represent the fixed-rate side of a 10-year interest rate swap that exchanges semiannual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

   The structure of Swap Futures blends certain characteristics of existing over-the-counter (OTC) swaps and futures products. Unlike most swaps traded in the OTC market that are so-called "par" swaps with a fixed market value trading on a rate basis, Swap Futures have fixed notional coupons and trade on a price basis. In addition, Swap Futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of ten-year instruments expiring quarterly. Because Swap Futures are traded on an exchange, there is minimal counterparty or default risk, although, like all futures contracts, a Fund could experience delays and/or losses associated with the bankruptcy of a broker through which the Fund engages in futures transactions. Investing in Swap Futures is subject to the same risks of investing in futures, which are described above.

   Each Fund may invest in Swap Futures for hedging purposes only.

   Options on Futures Contracts. Each Fund may purchase call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, but not the obligation (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Each Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.

   The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by an increase and, in the case of a covered put option, by a decline, in the market value of the underlying security during the option period.



Foreign Currency Forward Contracts (Dryden Ultra Short Bond Fund Only)

   The Fund may, but need not, enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. See "Risks Related to Foreign Currency Forward Contracts" below.

   The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

   The Fund may invest up to 5% of its investable assets in foreign currency forward contracts.

   Risks of Hedging and Return Enhancement Strategies. Participation in the swaps, options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of swaps, options, futures contracts and options on futures contracts include (but are not limited to) (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.

   Risks of Futures Transactions. Each Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in a Fund's portfolio may decline. If this were to occur, a Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.

   If a Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of a Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which a Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   There may exist an imperfect correlation between the price movements of futures contracts purchased by a Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

   The risk of imperfect correlation increases as the composition of a Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in the price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

   Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Each Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. A Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although a Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which a Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which a Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

   Exchanges on which futures and related options trade may impose limits on the positions that a Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which a Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.






Limitations on the Purchase and Sale of Futures Contracts and Related Options



   The Fund intends to limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission ("CFTC") Rule 1.3(z)):



   (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) or



   (ii) the aggregate net "notional value" (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Fund has entered (determined at the time the most recent position was established) into does not exceed the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund has entered into.

   No Commodity Pool Operator Registration or Regulation. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation as a pool operator under the CEA.



   If a Fund maintains a short position in a futures contract, it will cover this position by segregating cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered with an offsetting position such as owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.



   In addition, if a Fund holds a long position in a futures contract, it will segregate cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit). Alternatively, the Fund could cover its long position with an offsetting position such as purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on a Fund's ability to hedge effectively its portfolio.

   In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by each Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.


   Risks of Transactions in Options on Futures Contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a futures contract would result in a loss to a Fund when the sale of a futures contract would not result in a loss, such as when there is no movement in the price of the debt or index underlying the futures contract (or currencies).


   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although a Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option, or at any particular time, and for some options, no market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.


   Reasons for the absence of a liquid market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the market on that exchange in options (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.


   There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

   The Short-Term Corporate Bond Fund will limit its use of futures contracts and options thereon to the purchase of Eurodollar futures contracts and options thereon linked to LIBOR.

   Risks of Options on Indexes. Each Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions and Options on Financial Futures." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

   Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

   The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on securities in the index.

   Risks of Options on Foreign Currencies. Because there are two currencies involved, developments in either or both countries affect the values of options on foreign currencies. Risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

   Special Risks of Writing Calls on Indexes. Because exercises of index options are settled in cash, a call writer such as the Funds cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, each Fund will write call options on indexes only under the circumstances described herein.

   Price movements in a Fund's security holdings probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movements in the price of the Fund's security holdings. It is also possible that the index may rise when a Fund's stocks do not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

   Unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

   When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call that the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call that, in either case, would occur no earlier than the day following the day the exercise notice was filed.

   If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

   Risks Related To Swaps.   Whether the Fund's use of swap agreement or swap
options will be successful in furthering its investment objective will depend on the Subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.


   Each Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of each Fund's repurchase agreement guidelines). Certain restrictions imposed on each Fund by the Internal Revenue Code may limit a Fund's ability to use swap agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


   Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under the the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible contract participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

   Risks Related to Foreign Currency Forward Contracts. (Dryden Ultra Short Bond Fund Only) The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the interest payment is declared, and the date on which such payment is made or received.

   Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged, or the Fund will place cash or other liquid assets in a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

   The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Fund's dealings in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also, this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions" below.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Segregated Assets

   When a Fund is required to segregate assets in connection with certain transactions, it will segregate cash or liquid assets. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily. Such transactions may involve, among others, dollar rolls, when-issued and delayed-delivery securities, futures contracts, written options and options on future contracts, swaps (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

Securities of Other Investment Companies






   Each Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies, subject to any other limitations in its investment restrictions. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.


   Subject to the conditions in the exemptive order issued by the Commission, each Fund may invest uninvested cash, in an amount not to exceed 25% of its total assets, and cash collateral from securities lending transactions, in shares of other registered open-end investment companies advised by PI (Investment Funds). The Investment Funds are money market funds or open-end short-term bond funds with a portfolio maturity of three years or less. Such investments may be made in lieu of direct investments in short-term liquid investments if the investment adviser believes that they are in the best interest of the Fund. Pursuant to the exemptive order, investment in Investment Funds will not subject a Fund to duplication of fees and expenses and will not result in conflicts of interest.


   Notwithstanding the foregoing, neither Fund may acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the Jennison Dryden Asset Allocation Funds (which are series of Prudential Investment Portfolios, Inc., Registration Nos. 33-61997; 811-7343) may invest. See "Investment Restrictions."


Dryden Ultra Short Bond Fund Only

Reverse Repurchase Agreements

   Reverse repurchase agreements involve sales by the Fund of assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

   The Fund will establish a segregated account with its custodian in which it will maintain cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of the securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

   Whenever the Fund enters into a reverse repurchase agreement, it will maintain an offsetting cash or liquid asset position which matures on or before the forward settlement date of the transaction.

   Zero Coupon Bonds and Pay-In-Kind Securities. The Fund may invest in zero coupon bonds and pay-in-kind (PIK) securities. Zero coupon bonds do not pay current interest but are purchased at a discount from their face values. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. Zero coupon securities do not require the periodic payment of interest. While interest payments are not made on such securities, holders of such securities are deemed to have received annually income (phantom income) notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. Because the Fund accrues income which may not be represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to the Fund. Zero coupon securities include both corporate and U.S. and foreign government securities.

   Pay-in-kind securities have their interest payable upon maturity by delivery of additional securities. Certain debt securities are subject to call provisions. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular interest payment periods.

   In addition to the above described risks, there are certain other risks related to investing in zero coupon and pay-in-kind securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

   Short Sales Against-the-Box

   The Fund may, under certain circumstances, make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short or securities, convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's investable assets (determined at the time of the short sale) are held as collateral for such sales. For federal income tax purposes, a short sale against-the-box of an appreciated position will be treated as a sale of the appreciated position, thus generating gain, by the Fund.

   Equity-Related Securities and Convertible Securities

   The Fund may invest in equity-related securities and convertible securities.

   Equity securities have a subordinate claim on an issuer's assets as compared with fixed-income securities. As a result, the values of equity securities generally are more dependent on the financial condition of the issuer and less dependent on fluctuations in interest rates than are the values of many debt securities. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date, the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if, at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. A convertible security is typically a bond, debenture, corporate note or convertible preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include convertible preferred stocks which technically are equity securities.

   In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

   Floating Rate and Variable Rate Securities. The Fund is permitted to invest up to 100% of its assets in floating rate and variable rate securities, including participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Fund paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.

   An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities.

Bank Debt

   The Fund may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders), including banks. The Fund's investment may be in the form of participations in loans (Participations).

   Participations differ both from the public and private debt securities typically held by the Fund. In Participations, the Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

   Investments in Participations otherwise bear risks common to investing in debt instruments which the Fund is currently authorized to purchase, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for loan interests sold because they are illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In addition to the creditworthiness of the borrower, the Fund's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (that is, the Lender) interposed between the Fund and the borrower.

   Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender.

   A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

   Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the Fund may have difficulty disposing of Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market for loans may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular loans in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Participations also may make it more difficult for the Fund to assign a value to those securities when valuing the Fund's securities and calculating its net asset value.

Foreign Exchange Contracts

   In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for the currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

   The Fund may engage up to 5% of its investable assets in these types of transactions.

Foreign Debt Securities

   The Fund is permitted to invest up to 20% of its investable assets in foreign debt securities, including securities of corporate issuers and foreign government securities and Eurodollars. See "Risk Factors and Special Considerations of Investing in Foreign Securities" below. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Governmental Entities) denominated in U.S. dollars or foreign currencies. A supranational entity is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental entities are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental entities issuers include, among others, the provinces of Canada. Foreign government securities also include debt securities of Government Entities denominated in European Currency Units (ECU). An ECU represents specified amounts of the currencies of certain of the member states of the European Economic Community. Foreign Government securities shall also include mortgage-backed securities issued by foreign Government Entities including quasi-governmental entities and Brady Bonds, which are long-term bonds issued by Governmental Entities in developing countries as part of a restructuring of their commercial bank loans.

Risk Factors and Special Considerations of Investing in Foreign Securities

   Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting International trade patterns, the possibility of imposition of exchange controls, the seizure or nationalization of foreign deposits, and the risk of foreign currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer or government than about a domestic issuer or the U.S. Government. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation or diplomatic development that could affect investment in those countries. The Fund believes that in many instances such foreign fixed income securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although, under certain market conditions, such securities may be less liquid than the securities of U.S. corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies. Finally in the event of default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

   Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign debt securities may be greater with respect to investments in developing countries.

   Additional costs could be incurred in connection with the Fund's international investment activities. Foreign countries may impose taxes on income on foreign investments. Foreign transaction costs are generally higher than in the United States. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

   If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

   The Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of interest or dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

   To mitigate against foreign market risk, the investment adviser intends to invest the non-U.S. dollar denominated portion of the portfolio primarily in government securities of developed nations and highly liquid corporate issues and in options and futures thereon.

Risk Factors and Special Considerations of Investing in Euro-Denominated Securities

   Beginning July 1, 2002, the euro became the sole tender of the participating member states of the European Monetary Union.


   The adoption by the participant member states of the euro has eliminated the risk among the participant member states that formerly used a currency unique to each member and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent that a Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

   The medium-to long-term impact of the introduction of the member states' to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in the behavior of investors, which would affect the Fund's investments.

   Brady Bonds. The Fund is permitted to invest in debt obligations commonly known as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Polan, Uruguay and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

   Brady Bonds do not have a long payment history. They may be collateralized or uncollateralized are issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

   Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Brady Bonds are not considered to be U.S. Government securities. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

   Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

   Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds and therefore are to be viewed as speculative. In addition, in the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

   Investment in sovereign debt can involve a high degree of risk. The government entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

   The Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

   The Fund will consider an issuer to be economically tied to a country with an emerging securities market if (1) it is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) it derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

   In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

   Municipal Securities

   Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market. The Fund may invest up to 10% of its investable assets in municipal securities.

   Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations and obtaining funds to lend to other public institutions or for general operating expenses.

   The two principal classifications of municipal bonds are general obligation and revenue. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds, both within and between the two principal classifications described above.

   Industrial development bonds (IDBs) are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, sewage and pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for the payment.

   The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.

   Municipal Notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

   1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in the expectation of reception of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

   3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   4. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

   Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper, the interest on which is generally exempt from federal income taxes, typically are represented by short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

   Municipal Asset Backed Securities. The Fund may purchase municipal asset backed securities. These securities are debt obligations, often issued through a trust or other investment vehicles that are backed by municipal debt obligations and accompanied by a liquidity facility to comply with Rule 2a-7 of the 1940 Act. These trusts or other investment vehicles represent investment companies.

Variable Rate Demand Obligations

   The Fund's investments also include variable rate demand obligations (VRDOs) and VRDOs in the form of participation interests (Participating VRDOs) in variable rate tax-exempt obligations held by financial institutions. The VRDOs in which the Fund may invest are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder to receive payment of the unpaid principal plus accrued interest on a short notice period. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligations and the right to demand payment of the unpaid principal plus accrued interest on the Participating VRDOs from the financial institution on a short notice period. There is a possibility, because of default or insolvency, that the demand features of VRDOs or Participating VRDOs may not be honored.

Depositary Receipts

   American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and other types of depositary receipts evidence ownership of underlying securities issued by a foreign corporation that have been deposited with a depositary or custodian bank, typically a U.S. bank or trust company. Depositary receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. While depositary receipts may not necessarily be denominated in the same currency as the underlying securities, the risks associated with foreign securities also generally apply to depositary receipts.

Short Sales

   The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) segregate cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (b) otherwise cover its short position through a short sale "against-the-box," which is a short sale in which the Fund owns an equal amount of the securities sold short or securities, convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. The value of securities of any one issuer in which the Short Term Corporate Bond Fund is short may not exceed the lesser of 2% of the value of the fund's net assets or 2% of the securities of any class of any issuer.

   The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale. For federal income tax purposes, a short sale against the box of an appreciated financial position (e.g. stock) generally will be treated as a sale of the appreciated financial position, thus generating gain, by the Fund.

   Forward Commitments. The Fund may purchase or sell securities through a forward commitment. These transactions involved the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

   There can be no assurance that a security purchased or sold through a forward commitment will be delivered. If the dealer through which the trade is made fails to consummate the transaction, the Fund may lose an advantageous yield or price. Securities purchased on a forward commitment basis also involve a risk that the value of the security to be purchased may decline prior to the settlement date. The Fund does not accrue income prior to delivery of the securities in the case of forward commitment purchases.

   (d) Temporary Defensive Strategy and Short-Term Investments

   In response to adverse market, economic or political conditions, the Short-Term Corporate Bond Fund may temporarily invest up to 100% of its assets in high quality money market instruments and repurchase agreements. The Short-Term Corporate Bond Fund may also invest in high quality money market instruments and repurchase agreements to provide liquidity. The Short-Term Corporate Bond Fund will also apply the proceeds of new investments in the Short-Term Corporate Bond Fund to purchase money market instruments and repurchase agreements until these amounts can be used to purchase corporate and other debt obligations and U.S. Government securities with laddered maturities of from one year or less to six years. The yield on money market instruments and repurchase agreements is generally lower than the yield on corporate and other debt obligations and U.S.

Government securities. Accordingly, the Short-Term Corporate Bond Fund's yield and total return will generally be lower during these periods. Investing heavily in these securities is not consistent with the Short-Term Corporate Bond Fund's investment objective and limits the Short-Term Corporate Bond Fund's ability to achieve a high current income but can help to preserve the Short-Term Corporate Bond Fund's assets when the markets are unstable.

   (e) Portfolio Turnover


   Dryden Ultra Short Bond Fund expects to trade in securities for short-term gain, while Short-Term Corporate Bond Fund does not, other than with respect to certain when-issued securities. With respect to the Short-Term Corporate Bond Fund and the Dryden Ultra Short Bond Fund, it is anticipated that the annual portfolio turnover rate will not exceed 250% and 150%, respectively. High portfolio turnover may involve correspondingly greater transaction costs, which will be borne by each Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions" below. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. The Short-Term Corporate Bond Fund's turnover rates in 2003 and 2002 were 64% and 92%, respectively. The Dryden Ultra Short Bond Fund's turnover rate in 2003 was 19%.


                            INVESTMENT RESTRICTIONS


   Each Fund has adopted the restrictions listed below as fundamental policies. Under the 1940 Act, a fundamental policy is one which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities of the applicable Fund. A "majority of the outstanding voting securities of a Fund," when used in this SAI, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.



   The Dryden Ultra Short Bond Fund may not:



   1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).


   2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

   3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

   4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

   5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.


   6. Purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except for temporary defensive purposes, provided that there is no limitation with respect to money market instruments of domestic banks. For purposes of this exception, domestic banks shall include al banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by Commission regulation).





   The Fund may make loans of assets of the Fund, and invest in repurchase agreements, trade claims, loan participations or similar investments, as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.



   (For purposes of the preceding restriction relating to loans, the Fund will currently lend up to 33 1/3% of the value of its total assets).



   For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and
(ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.


   For purposes of Investment Restriction 2, under the 1940 Act, the Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

   Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.


   Although not fundamental, the Ultra Short Bond Fund has the following additional restrictions.


   The Fund may not:

   1. Make investments for the purpose of exercising control or management.


   2. Invest in securities of other investment companies, except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the Securities and Exchange Commission. (Currently, under the Investment Company Act of 1940, the Fund may invest in securities of other investment companies subject to the following limitations: the Fund may hold not more than 3% of the outstanding voting securities of any one investment company, may not have invested more than 5% of its total assets in any one investment company and may not have invested more than 10% of its total assets in securities of one or more investment companies.) Exemptive letter granted applicable to the Fund permits it to invest uninvested cash up to 25% of its total assets, and cash transactions from securities lending transactions, in shares of certain affiliated mutual funds.


   In addition, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden

Asset Allocation Funds (which are series of Prudential Investment Portfolios, Inc., Registration Nos. 33-61997; 811-7343) may invest.




   The Dryden Short-Term Corporate Bond Fund may not:



   1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).



   2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.



   3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.



   4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.



   5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.



   6. Purchase any security if as a result more than 25% of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



   The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.



   (For purposes of the preceding restriction relating to loans, the Fund will currently lend up to 33 1/3% of the value of its total assets).



   For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and
(ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.



   For purposes of Investment Restriction 2, under the 1940 Act, the Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

   Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.



   Although not fundamental, the Fund has the following additional investment restrictions.



   The Fund may not:



   1. Make investments for the purpose of exercising control or management.



   2. Purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of such Fund's total assets would be invested in such securities.



   3. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition. In addition, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden Asset Allocation Funds (which are a series of Prudential Investment Portfolios, Inc., Registration Nos. 33-61997; 811-7343) may invest. The Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.



   4. Purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by non-fundamental restriction number 3.

   Short-Term Corporate Bond Fund and Dryden Ultra Short Bond Fund:

   Each Fund will provide 60 days' prior written notice to shareholders of a change in such Fund's non-fundamental policy of investing at least 80% of its investable assets (that is, net assets plus borrowings for investment purposes) in the type of investments suggested by such Fund's name.

                           MANAGEMENT OF THE COMPANY

   Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company, as defined in the 1940 Act are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Directors." "Fund Complex"+ consists of the Company and any other investment companies managed by Prudential Investments LLC (the Manager or PI).

                             Independent Directors


                                       Term of                                                    Number of
                                      Office***                                                  Portfolios
                                         and                                                       in Fund
                             Position  Length                                                      Complex
Name, Address**                with    of Time                Principal Occupations               Overseen
and Age                      Company   Served                  During Past 5 Years               by Director
---------------              -------   ------                 ---------------------              -----------
David E. A. Carson (69)      Director Since 2003 Director (January 2000-May 2000), Chairman          90
                                                 (January 1999-December 1999), Chairman and
                                                 Chief Executive Officer (January 1998-December
                                                 1998) and President, Chairman and Chief
                                                 Executive Officer of People's Bank (1983-1997).

Robert E. La Blanc (69)      Director Since 2003 President (since 1981) of                           98
                                                 Robert E. La Blanc Associates, Inc.
                                                 (telecommunications); formerly General Partner
                                                 at Salomon Brothers and Vice-Chairman of
                                                 Continental Telecom; Trustee of Manhattan
                                                 College.








Douglas H. McCorkindale (64) Director Since 2003 Chairman (since February 2001), Chief               91
                                                 Executive Officer (since June 2000) and
                                                 President (since September 1997) of Gannett
                                                 Co. Inc. (publishing and media); formerly Vice
                                                 Chairman (March 1984-May 2000) of Gannett
                                                 Co. Inc.


Richard A. Redeker (60)      Director Since 1993 Management Consultant; Director of Invesmart,       92
                                                 Inc. (since 2001) and Director of Penn Tank
                                                 Lines, Inc. (since 1999).

Robin B. Smith (64)          Director Since 2003 Chairman of the Board (since January 2003) of       97
                                                 Publishers Clearing House (direct marketing);
                                                 formerly Chairman and Chief Executive Officer
                                                 (August 1996-January 2003) of Publishers
                                                 Clearing House.





                                            Other
Name, Address**                      Directorships Held
and Age                              by the Director****
---------------                      -------------------
David E. A. Carson (69)      Director of United Illuminating and
                             UIL Holdings (utility company),
                             since 1993.



Robert E. La Blanc (69)      Director of Storage Technology
                             Corporation (since 1979)
                             (technology); Chartered
                             Semiconductor Manufacturing,
                             Ltd. (since 1998); Titan
                             Corporation (electronics) (since
                             1995); Computer Associates
                             International, Inc. (since 2002)
                             (software company); FiberNet
                             Telecom Group, Inc. (since 2003)
                             (telecom company); Director (since
                             April 1999) of the High Yield Plus
                             Fund, Inc.

Douglas H. McCorkindale (64) Director of Gannett Co., Inc.
                             Director of Continental Airlines,
                             Inc. (since May 1993); Director of
                             Lockheed Martin Corp. (since May
                             2001) (aerospace and defense);
                             Director of High Yield Plus Fund,
                             Inc. (since 1996).

Richard A. Redeker (60)



Robin B. Smith (64)          Director of BellSouth Corporation
                             (since 1992).




                         Term of                                                       Number of
                        Office***                                                     Portfolios
                           and                                                          in Fund
Name,         Position   Length                                                         Complex
Address** and   with     of Time                 Principal Occupations                 Overseen
Age           Company    Served                   During Past 5 Years                 by Director
------------- -------    ------                  ---------------------                -----------
 Stephen      Director  Since 2003 President and Chief Executive Officer (since            95
  D.                               June 1996) of Quadrant Media Corp. (a
  Stoneburn                        publishing company); formerly President (June
  (60)                             1995-June 1996) of Argus Integrated Media,
                                   Inc.; Senior Vice President and Managing
                                   Director (January 1993-1995) of Cowles
                                   Business Media and Senior Vice President of
                                   Fairchild Publications, Inc. (1975-1989).

 Clay T.      Director  Since 2003 President (since 1983) of National Exchange Inc.        96
  Whitehead                        (new business development firm).
  (65)

                                                      Interested Directors

 Judy A.      President Director   President, Chief Executive Officer, Chief               95
  Rice        and       since 2000 Operating Officer and Officer-in-Charge (since
  (56)*       Director  and        2003) of PI; Director, Officer-in-Charge,
                        President  President, Chief Executive Officer and Chief
                        since 2003 Operating Officer (since May 2003) of American
                                   Skandia Advisory Services, Inc. and American
                                   Skandia Investment Services, Inc.; Director,
                                   Officer-in-Charge, President, Chief Executive
                                   Officer (since May 2003) of American Skandia
                                   Fund Services, Inc.; Vice President (since
                                   February 1999) of Prudential Investment
                                   Management Services LLC (PIMS), President,
                                   Chief Executive Officer and Officer-in-Charge
                                   (since April 2003) of Prudential Mutual Fund
                                   Services LLC (PMFS); formerly various
                                   positions to Senior Vice President (1992-1999)
                                   of Prudential Securities; and various positions to
                                   Managing Director (1975-1992) of Salomon
                                   Smith Barney; Member of Board of Governors of
                                   the Money Management Institute.

 Robert F.    Vice      Since 1996 Chief Administrative Officer (since June 1999) of      179
  Gunia       President            PI; Executive Vice President and Treasurer (since
  (57)*       and                  January 1996) of PI; President (since April
              Director             1999) of PIMS; Corporate Vice President (since
                                   September 1997) of The Prudential Insurance
                                   Company of America; Director, Executive Vice
                                   President and Chief Administrative Officer (since
                                   May 2003) of American Skandia Investment
                                   Services, Inc.; American Skandia Advisory
                                   Services, Inc.; and American Skandia Fund
                                   Services, Inc.; Executive Vice President (since
                                   March 1999) and Treasurer (since May 2000) of
                                   PMFS; formerly Senior Vice President (March
                                   1987-May 1999) of Prudential Securities.





Name,                       Other
Address** and        Directorships Held
Age                  by the Director****
-------------        -------------------
 Stephen                      --
  D.
  Stoneburn
  (60)





 Clay T.      Director (since 2000) of the High
  Whitehead   Yield Plus Fund, Inc.
  (65)

                                                      Interested Directors

 Judy A.                      --
  Rice
  (56)*


















 Robert F.    Vice President and Director (since
  Gunia       May 1989) and Treasurer (since
  (57)*       1999) of The Asia Pacific Fund,
              Inc.











   Information pertaining to the Officers of the Company who are not also Directors is set forth below.

                                   Officers


                                           Term of
                                            Office
                               Position   and Length
Name, Address**                  with      of Time
and Age                        Company    Served***        Principal Occupations During Past 5 Years
---------------                -------    ----------       -----------------------------------------
Marguerite E.H. Morrison (47) Chief Legal Since 2003 Vice President and Chief Legal Officer--Mutual Funds
                              Officer and Since 2002 and Unit Investment Trusts (since August 2000) of
                              Assistant              Prudential; Senior Vice President and Secretary (since
                              Secretary              April 2003) of PI; Senior Vice President and Secretary
                                                     (since May 2003) of American Skandia Investment
                                                     Services, Inc., American Skandia Advisory Services,
                                                     Inc. and American Skandia Fund Services, Inc., Vice
                                                     President and Assistant Secretary of PIMS (since
                                                     October 2001); previously Senior Vice President and
                                                     Assistant Secretary (February 2001-April 2003) of PI,
                                                     Vice President and Associate General Counsel (December
                                                     1996-February 2001) of PI.

Grace C. Torres (44)          Treasurer   Since 1995 Senior Vice President (since January 2000) of PI;
                              and                    Senior Vice President and Assistant Treasurer (since
                              Principal              May 2003) of American Skandia Investment Services,
                              Financial              Inc. and American Skandia Advisory Services, Inc.;
                              and                    formerly First Vice President (December 1996-January
                              Accounting             2000) of PI and First Vice President (March 1993-May
                              Officer                1999) of Prudential Securities.

Deborah A. Docs (46)          Secretary   Since 1996 Vice President and Corporate Counsel (since January
                                                     2001) of Prudential; Vice President and Assistant
                                                     Secretary (since December 1996) of PI; Vice President
                                                     and Assistant Secretary (since May 2003) of American
                                                     Skandia Investment Services, Inc.

Lee D. Augsburger (44)        Chief       Since 2004 Vice President and Chief Compliance Officer (Since May
                              Compliance             2003) of PI; Vice President and Chief Compliance
                              Officer                officer (Since October 2000) of Prudential Investment
                                                     Management, Inc.; formerly Vice President and Chief
                                                     Legal Officer-Annuities (August 1999-October 2000) of
                                                     Prudential Insurance Company of America; Vice
                                                     President and Corporate Counsel (November 1997-August
                                                     1999) of Prudential Insurance Company of America.

Maryanne Ryan (39)            Anti-Money  Since 2002 Vice President, Prudential (since November 1998),
                              Laundering             First Vice President, Prudential Securities (March
                              Compliance             1997-May 1998); Anti-Money Laundering Compliance
                              Officer                Officer (since May 2003) of American Skandia
                                                     Investment Services, Inc., American Skandia Advisory
                                                     Services, Inc. and American Skandia Marketing, Inc.

----------

+ The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).
**  Unless otherwise noted, the address of the Directors and Officers is c/o:
    Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

*** There is no set term of office for Directors and Officers. The Independent
    Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals' length of service as Director and/or Officer.

**** This column includes only directorships of companies required to register, or file report(s) with the SEC under the Securities and Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

   The Company has Directors who, in addition to overseeing the actions of the Funds' Manager, Subadviser and Distributor, decide upon matters of general policy in accordance with Maryland law and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services-Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Company's Officers, who conduct and supervise the daily business operations of each Fund. Pursuant to the Funds' Management Agreement and Articles of Incorporation, the Board may contract for advisory and management services for the Company or for either of its Funds. Any such contract may permit the Manager to delegate certain or all of its duties under such contract to the Subadviser.

   Directors and Officers of the Company are also trustees, directors and officers of some or all of the other investment companies advised by the Company's manager and distributed by PIMS.

                           Standing Board Committees

   The Company's Board of Directors (the Board) has established three standing committees in connection with the governance of the Company--Audit, Nominating and Valuation.


   The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Company's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent auditors directly to the Company. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Company, provided that the engagement of the independent auditors relates directly to the operation and financial reporting of the Company. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out an audit in accordance with generally accepted auditing standards. The Audit Committee met seven times during the fiscal year ended December 31, 2003.


   The Nominating Committee consists of Messrs. Redeker (Chair), McCorkindale and Carson. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Company's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Company, matters relating to Director compensation and expenses and compliance with the Company's retirement policy. The Nominating Committee met three times during the fiscal year ended December 31, 2003.


   The Valuation Committee consists of at least two Board members or an officer of the Company and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Company's portfolio securities and other assets and meets on an as needed basis. The Valuation Committee did not meet during the fiscal year ended December 31, 2003. For more information about the Valuation Committee, see "Net Asset Value" below.



   In addition to the three standing Committees of the Company, the Board has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the JennisonDryden or Strategic Partners mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. Mr. La Blanc and Ms. Smith serve on the Executive Committee. Independent Directors or independent trustees from other funds in the JennisonDryden and Strategic Partners mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent directors and fund management on issues that affect more than one fund; serving as a liaison between the boards of directors or trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.


                                 Compensation

   Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Company as well as the fees and expenses of all Interested Directors of the Company.

   The Company pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds upon whose boards the Directors may be asked to serve.

   Independent Directors may defer receipt of their Director's fees pursuant to a deferred fee agreement with the Company. Under the terms of such agreement, the Company accrues deferred Directors' fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.

   The Company has no retirement or pension plan for its Directors.


   The following table sets forth the aggregate compensation paid by the Company to the Independent Directors/1/ for the fiscal year ended December 31, 2003, and the aggregate compensation paid to the Independent Directors for service on the Company's Board and the board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2003.


                              Compensation Table


                                                                                  Total 2003
                                                                               Compensation From
                                        Pension or Retirement                  Company and Fund
                            Aggregate     Benefits Accrued       Estimated       Complex Paid
                           Compensation      as Part of       Annual Benefits   to Independent
Name and Position          From Company   Company Expenses    Upon Retirement      Directors
-----------------          ------------ --------------------- --------------- -------------------
David E.A. Carson.........    $1,628            None               None       $ 89,500 (37/90)/3/
Robert E. La Blanc........    $1,638            None               None       $195,800 (42/98)/3/
Delayne Dedrick Gold/4/...    $  916            None               None       $216,300  (8/85)/3/
Thomas T. Mooney/2,4/.....    $  974            None               None       $224,300  (6/81)/3/
Douglas H. McCorkindale/2/    $1,594            None               None       $159,800 (38/91)/3/
Stephen P. Munn/6/........    $2,356            None               None       $166,300 (42/98)/3/
Richard A Redeker.........    $1,723            None               None       $169,800 (38/92)/3/
Robin B. Smith/2/.........    $    0            None               None       $173,500 (41/97)/3/
Stephen D. Stoneburn......    $1,674            None               None       $181,300 (40/95)/3/
Nancy H. Teeters/5/.......    $1,850            None               None       $140,000 (37/90)/3/
Louis A. Weil, III/4/.....    $  900            None               None       $158,800  (5/80)/3/
Clay T. Whitehead.........    $  864            None               None       $223,300 (41/96)/3/

----------

/1/ Interested Directors and Officers do not receive any compensation from the Company or the Fund Complex and therefore are not shown in the Compensation Table.


/2/ Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of Messrs. McCorkindale and Mooney and Ms. Smith, in total or in part, under the Company's deferred fee agreements. Including accrued interest and the selected Prudential Fund's rate of return on amounts deferred through December 31, 2003, the total amount of compensation for the year amounted to $274,573 and $291,363 for Messrs. McCorkindale and Mooney, respectively, and $388,622 for Ms. Smith.


/3/ Indicates number of funds/portfolios in Fund Complex (including the Company) to which aggregate compensation relates. At December 31, 2003, the Fund Complex consisted of 52 portfolios and 191 funds.



/4/ Effective July 1, 2003, Ms. Gold and Messrs. Mooney and Weil ceased being Directors for the Company, respectively.

/5/  Effective April 23, 2003, Nancy H. Teeters became a Director Emeritus.

/6/  Effective November 30, 2003, Mr. Munn ceased to be a Director of the
     Company.

   The following table sets forth the dollar range of equity securities in each Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2003.

                        Director Share Ownership Table

                             Independent Directors


                                                                         Aggregate Dollar Range of
                          Dollar Range of                                Equity Securities in All
                         Equity Securities        Dollar Range of          Registered Investment
                         in the Short-Term    Equity Securities in the     Companies Overseen By
Name of Director        Corporate Bond Fund Dryden Ultra Short Bond Fund Director in Fund Complex
----------------        ------------------- ---------------------------- -------------------------
David E.A. Carson......         --                      --                          --
Robert E. La Blanc.....     $1-$10,000            $10,001-$50,000              over $100,000
Douglas H. McCorkindale         --                      --                     over $100,000
Richard A. Redeker.....         --                      --                     over $100,000
Robin B. Smith.........         --                      --                     over $100,000
Stephen D. Stoneburn...         --                      --                     over $100,000
Clay T. Whitehead......         --                      --                     over $100,000


                             Interested Directors


                                                                  Aggregate Dollar Range of
                   Dollar Range of                                Equity Securities in All
                  Equity Securities        Dollar Range of          Registered Investment
                  in the Short-Term    Equity Securities in the     Companies Overseen By
Name of Director Corporate Bond Fund Dryden Ultra Short Bond Fund Director in Fund Complex
---------------- ------------------- ---------------------------- -------------------------
Robert F. Gunia          --                       --                    over $100,000
Judy A. Rice             --                       --                    over $100,000


   None of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Company as of December 31, 2003.

   Directors of the Company are eligible to purchase Class Z shares of each Fund, which are sold without an initial sales charge or contingent deferred sales charge.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


   As of April 9, 2004, the Directors and Officers of the Company, as a group, beneficially owned less than one percent of the outstanding shares of common stock of each class of the Short-Term Corporate Bond Fund and the Dryden Ultra Short Bond Fund.



   As of April 9, 2004, Wachovia Securities, LLC (Wachovia Securities) was record holder for other beneficial owners of the following:



                                               Number of Shares/
                Fund/Class                        % of Class
                ----------                     -----------------
                Short-Term Corporate Bond Fund
                   A..........................   6,496,122/52.0%
                   B..........................   3,825,087/67.7%
                   C..........................   4,947,013/89.8%
                   Z..........................   5,142,320/89.4%
                Ultra Short Bond Fund
                   A..........................   4,804,356/73.4%
                   B..........................     324,602/83.4%
                   C..........................      80,506/99.9%
                   Z..........................   4,481,263/95.9%
                   Y..........................  22,233,751/82.0%

   Wachovia Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record owner.



   As of April 9, 2004, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:







                                                                                           Number of Shares/
Name                                                         Address           Fund/Class     % of Class
----                                                         -------           ----------  -----------------
Mr. George Perkins, Jr............................ PO Box 388                  Ultra Short   699,299/11.0%
                                                   Park City UT 84060          Bond Fund/A

Dr Joseph B Jacobs & Mrs Patrice B Jacobs......... 188 E 78th St Apt 7 C       Ultra Short   512,235/8.1%
JT TEN                                             New York NY 10021           Bond Fund/A

Mr William S Philips TTEE......................... 11 Virgil Rd                Ultra Short   318,287/5.0%
The George W Perkins Jr Charitable Remainder Trust Norwood NJ 07648            Bond Fund/A
UA DTD 08/01/02

The Garcia Trust.................................. 561 Chiloquin Ct            Ultra Short    30,363/7.8%
U/A DTD 06/09/99                                   Sunnyvale CA 94087          Bond Fund/B
Marlene A Garcia Trustee
FBO Marlene A Garcia

New Psalmist Baptist Church....................... 4501 1/2 Old Frederick Rd   Ultra Short   57,806/14.9%
Line Of Credit Account                             Baltimore MD 21229          Bond Fund/B

Madhu Katakia MD TTEE............................. 3222 E Abbey Ln             Ultra Short    30,206/7.8%
Madhu Katakia MD Inc MPP Plan                      Orange CA 92867             Bond Fund/B
DTD 11/0197

Wachovia Securities C/F........................... 1666 Drift Rd               Ultra Short    7,701/9.6%
Mr. William Black                                  Westport MA 02790           Bond Fund/C
IRA DTD 12/21/99

Mr Sebastian Caramma & Mrs Eva Caramma............ 241 Foster St               Ultra Short    6,440/8.0%
Jt Ten                                             South Windsor CT 06074      Bond Fund/C

Ms Vesta G Williams............................... 20 W Mosholu Pkwy S Apt 14L Ultra Short    4.081/5.1%
                                                   Bronx NY 10468              Bond Fund/C

Ms Gloria F Allen................................. 7747 Sharewood Dr           Ultra Short   13,836/17.2%
                                                   Jessup MD 20794             Bond Fund/C

Mr Edmund H Cave.................................. 450 Village Pl Apt 314      Ultra Short    4,570/5.7%
                                                   Longwood Fl 32779           Bond Fund/C

Wachovia Securities C/F........................... 74-28 Park Ln South         Ultra Short    6,511/8.1%
Mrs Mohanie Lutchman                               Jamaica NY 11421            Bond Fund/C
IRA Rollover DTD 12/29/00

Mrs Meryl L Freedman.............................. 4 Camille Ln                Ultra Short    4,510/5.6%
                                                   Simsbury CT 06902           Bond Fund/C

Wachovia Securities C/F........................... 3060 Ocean Ave Apt 5H       Ultra Short    4,294/5.3%
Mr Ignacio O Itterman                              Brooklyn NY 11235           Bond Fund/C
IRA Rollover DTD 03/14/01

Ms Barbara Hartman Alloway........................ 43 N Lakeshore Drive        Ultra Short    4,027/5.0%
                                                   Manahawkin NJ 08050         Bond Fund/C

                                                           Number of Shares/
    Name                         Address       Fund/Class     % of Class
    ----                         -------       ----------  -----------------

    Wachovia Securities C/F 5107 E Janice Way  Ultra Short    5,480/6.8%
    Mr Carlford C Powell    Scottdale AZ 85254 Bond Fund/C
    IRA DTD 01/06/00

    Wachovia Securities C/F 5707 E Hwy 80 #95  Ultra Short    4,604/5.7%
    Mr Robert J Gleason     Yuma AZ 85250      Bond Fund/C
    IRA DTD 03/02/95


                    INVESTMENT ADVISORY AND OTHER SERVICES

(a) Manager and Investment Adviser


   The Manager of the Company is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with the Company, comprise the JennisonDryden or Strategic Partners mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of March 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $107.4 billion.



   PI is a wholly-owned subsidiary of PIFM HoldCo., Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden and Strategic Partners mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


   Pursuant to the Management Agreement with the Company (the Management Agreement), PI, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Company. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Company. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of all investment advisers and make recommendations to the Board of Directors with respect to the retention of investment advisers and the renewal of contracts.


   For its services, PI receives, pursuant to the Management Agreement, with respect to the Short-Term Corporate Bond Fund, a fee at an annual rate of .40 of 1% of the average daily net assets of such Fund and, with respect to the Dryden Ultra Short Bond Fund, a fee at an annual rate of .60 of 1% of such fund's average daily net assets up to $1 billion and .55 of 1% of such fund's average daily net assets over $1 billion. The fee is computed daily and payable monthly.


   With respect to Dryden Ultra Short Bond Fund, for the fiscal year ending December 31, 2003, the Manager has agreed to a voluntary waiver of .30% of the Management fee for each class of such Fund. The Manager may discontinue all or a part of this waiver at any time.

   Fee waivers and subsidies will increase the Fund's total return.

   In connection with its management of the corporate affairs of the Company, PI bears the following expenses:

   (a) the salaries and expenses of all personnel of the Company and the Manager except the fees and expenses of Directors who are not affiliated persons of PI or the Company's investment advisers;

   (b) all expenses incurred by the Manager in connection with managing the ordinary course of the Company's business, other than those assumed by the Company as described below; and


   (c) the fees, costs and expenses payable to any investment adviser pursuant to a Subadvisory Agreement between PI and such investment adviser
(collectively, the Subadvisory Agreements).



   Under the terms of the Management Agreement, each Fund is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager; (b) the fees and expenses of Directors who are not affiliated with PI or the Company's investment advisers;
(c) the fees and certain expenses of the Company's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) charges and expenses of legal counsel and independent auditors; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade associations of which the Company may be a member; (h) the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund; (i) the cost of fidelity, directors and officers and errors and omissions insurance;
(j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, paying notice filing fees under state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports and notices to shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business; and (m) distribution and service (12b-1) fees.


   The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)3 of the 1940 Act) or loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Company by the Board of Directors or vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.


   For the fiscal years ended December 31, 2003, 2002 and 2001, PI received management fees of $1,185,249, $776,204 and $445,647, respectively, from the Short-Term Corporate Bond Fund and $1,782,206 for the fiscal year ended December 31, 2003 from the Dryden Ultra Short Bond Fund.



   PI has entered into the Subadvisory Agreement with Prudential Investment Management, Inc. (PIM or the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser furnish investment advisory services in connection with the management of each Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of each Fund. Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PI, is responsible for managing the assets of each Fund in accordance with each Fund's respective investment objective, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for each Fund and is responsible for obtaining and evaluating financial data relevant to each Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement. As discussed in the Prospectuses, PI employs each investment adviser under a "manager of managers" structure that allows PI to replace the investment adviser or amend a Subadvisory Agreement without seeking shareholder approval. Under its Subadvisory Agreement with PI, PIM was reimbursed by PI for the reasonable costs and expenses it incurred in furnishing these services with respect to the Short-Term Corporate Bond Fund. The Subadviser is paid by PI, with respect to the Short-Term Corporate Bond Fund, at an annual rate of .20 of 1.00% of such fund's average daily net assets and, with respect to the Dryden Ultra Short Bond Fund, at an annual rate of .30 of 1.00% of such fund's average daily net assets up to $1 billion and .275 of 1.00% of such Fund's average daily net assets over $1 billion. For the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001, PI paid PIM approximately, $592,625,

$388,102 and $31,899, respectively, for its investment advisory services to the Short-Term Corporate Bond Fund and for the fiscal year ending December 31, 2003, $891,103 to the Ultra Short Bond Fund.


   The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company, PI or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

(b) Matters Considered by the Board


   The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors, on May 29, 2003 respectively, at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to each Fund. The Board requested and evaluated reports from the Manager and Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues.


   With respect to the nature and quality of the services provided by the Manager and Subadviser, respectively, the Board considered the performance of the Short Term Corporate Bond Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past one, three, five, and 10 years as applicable.

   With respect to the overall fairness of the Management and Subadvisory Agreements, the Board considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Company. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Company. The Board noted that the fee rate paid by the Company to the Manager was below the median compensation paid by comparable funds. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.


   On March 4, 2003, a proposal to present amended Management and Subadvisory Agreements to shareholders of Short-Term Corporate Bond Fund was approved by the Board of the Company, including the Independent Directors. The amendments to the Management and Subadvisory Agreements related to implementing a manager-of-managers structure, as discussed above. The Board received materials relating to the proposed amended agreements in advance of the meeting at which these agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave consideration to the fact that the rate of fees will not change and that the terms of the amended Management and SubAdvisory Agreements were substantially similar to the existing agreements, except that, under the amended agreements, PI would be able to allocate Fund assets among subadvisers, subject to Board approval. The Board also considered a number of other factors, including the fact that authorizing PI to change subadvisers without shareholder approval would permit the Company to change subadvisers in the future without incurring the expense and delay of a shareholder vote. The Board gave consideration to the fact that PI had substantial experience in evaluating investment advisers and would bring that experience to the task of evaluating the subadvisers to the Company in the future. The Board noted PI's commitment to the maintenance of effective compliance programs. The Board also gave weight to the fact that it would be beneficial to conform the advisory structure of the Company to the advisory structure already in place for other mutual funds in the Prudential mutual fund family, and would place the Company on equal footing with those other funds as to the speed and efficiency of subadviser changes. After consideration of all these factors. the Board concluded that submitting this proposal to shareholder vote was reasonable, fair and in the best interests of the Company and its shareholders. The amended Management and Subadvisory Agreements were approved by shareholders on July 17, 2003.


   PIM's Fixed Income Group includes the following sector teams which may contribute towards security selection in addition to the sector team(s) described in each Prospectus (assets under management are as of December 31, 2003).



                                U.S. Liquidity



Assets Under Management: $37 billion.

Team Leader: Peter Cordrey. General Investment Experience: 22 years.

Portfolio Manager and Traders: 8. Average General Investment Experience: 13 years, which includes team members with significant mutual fund experience.


Sector: U.S. governments and mortgages.

Investment Strategy: Focus is on high quality, liquidity and controlled risk.

                                  High Yield


Assets Under Management: $11 billion.

Team Leader: Paul Appleby. General Investment Experience: 17 years.

Portfolio Manager and Traders: 7. Average General Investment Experience: 20 years, which includes team members with significant mutual fund experience.

Sector: Below-investment-grade corporate securities.
Investment Strategy: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The team uses a relative value approach.

                                Emerging Market


Assets Under Management: $3 billion.


Team Leaders: David Bessey. General Investment Experience: 15 years.


Portfolio Managers: 5. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.

Sector: Government and corporate securities and foreign issuers.
Investment Strategy: Focus is on active, research-based approach, with value-added through country, sector and security selection, including tactical rotation between corporate and sovereign securities.

                                 Money Markets


Assets Under Management: $34 billion.


Team Leader: Joseph Tully. General Investment Experience: 21 years.


Portfolio Manager and Traders: 11. Average General Investment Experience: 14 years.

Sector: High-quality short-term securities, including both taxable and tax-exempt instruments.
Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Code of Ethics


   The Board of Directors of the Company has adopted a Code of Ethics. In addition, the Manager, Investment Adviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about a funds' investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Description of Proxy Voting Policies and Recordkeeping Procedures

   The Board has delegated to PI the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Company. The Company authorized PI to delegate, in whole or in part, its proxy voting authority to its investment advisers (currently, PIM) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

   PI and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Funds. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. PI and the Board maintain a policy of seeking to protect the best interests of the Funds should a proxy issue potentially implicate a conflict of interest between the Company and PI or its affiliates.

   PI delegates to PIM the responsibility for voting the Funds' proxies. PIM is expected to identify and seek to obtain the optimal benefit for the Funds, and to adopt written polices that meet certain minimum standards, including the policies be reasonably designed to protect the best interests of the Funds and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Funds and the interests of PIM or its affiliates. PI and the Board expect that PIM will notify PI and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, PI expects that PIM will deliver to PI, or its appointed vendor, information required for filing the Form N-PX with the Commission.


   A summary of the proxy voting policies of PIM is set forth in Appendix-II of this SAI.


(c) Principal Underwriter, Distributor and Rule 12b-1 Plans

   Prudential Investment Management Services LLC (PIMS or the Distributor), Three Gateway Center, 14th Floor, Newark, NJ 07102, acts as the distributor of the shares of the Company. PIMS is a subsidiary of Prudential. See "How the Fund is Managed--Distributor" in each Fund's Prospectus.


   Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan, the Class C Plan, the Class R Plan, and, with respect to the Dryden Ultra Short Bond Fund, the Class Y Plan, for each Fund, collectively, the Plans) adopted by the Company pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing each Fund's Class A, Class B, Class C, Class R Shares, and with respect to the Dryden Ultra Short Bond Fund's Class Y shares. The Distributor also incurs the expenses of distributing each Fund's Class Z shares under the Distribution Agreement. None of these expenses of distribution are reimbursed by or paid for by either Fund. See "How the Fund is Managed--Distributor," in each Fund's Prospectus.


   The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

   Under the Plans, each Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, a Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

   The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of each Funds' shares and the maintenance of related shareholder accounts.

   Class A Plan. Under the Class A Plan, each Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares of such Fund.

The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares of each Fund may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. For the period ending April 30, 2005, the Distributor has contractually agreed to limit its distribution and service (12b-1) related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares of each Fund. This fee reduction may be discontinued partially of completely at any time. Fee waivers will increase a Fund's total return.



   For the fiscal year ended December 31, 2003, the Distributor received payments of approximately $283,400 and $126,700 on behalf of the Short-Term Corporate Bond Fund and Ultra Short Bond Fund, respectively, under the Class A Plan and spent approximately $222,300 and $126,300 in distributing each Fund's Class A shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares of the Funds. For the fiscal year ended December 31, 2003, the Distributor also received approximately $340,200 and $0 on behalf of the Short-Term Corporate Bond Fund and Ultra Short Bond Fund, respectively, in initial sales charges attributable to Class A shares.



   Class B and Class C Plans. Under the Class B and Class C Plans, each Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares of such Fund. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) of each Fund may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class C shares (asset-based sales charge) of each Fund may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares of the Short-Term Corporate Bond Fund, initial sales charges. For the period ending April 30, 2005, the Distributor has agreed to contractually limit its distribution and service (12b-1) related fees with respect to Class C shares of the Short-Term Corporate Bond Fund to no more than ..75 of 1% of the average daily net assets of Class C shares, and to no more than .75 of 1% for the Ultra Short Bond Fund. Fee waivers will increase a Fund's total return. Effective January 1, 2002, the Distributor discontinued its waiver of its distribution and service (12b-1) related fee of .25 of 1% of the average daily net assets of the Class B shares of the Short-Term Corporate Bond Fund. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and with respect to Class C shares, an initial sales charge prior to February 2, 2004.



   Class B Plan. For the fiscal year ended December 31, 2003, the Distributor received approximately $656,800 and $5,400 from the Short-Term Corporate Bond Fund and Ultra Short Bond Fund, respectively, under the Class B Plan and spent approximately $718,900 and $19,900 in distributing the Class B shares of each Fund. It is estimated that of the latter amount approximately ($6,100) 0.8% and ($14,500) 72.9% was spent on printing and mailing of prospectuses to other than current shareholders; ($217,600) 30.3% and ($5,400) 27.1% was spent on compensation to Pruco Securities, LLC (Pruco), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of the Short-Term Corporate Bond Fund shares and Ultra Short Bond Fund's shares, respectively; and ($495,200) 68.9% and ($0) 0% on the aggregate of (1) payments of commissions and account servicing fees to financial advisers ($210,700 or 29.3%) and ($0) 0% and (2) an allocation on account of overhead and other branch office distribution-related expenses ($284,500 or 39.6%) and ($0) 0%. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Wachovia Securities' and Pruco's branch offices in connection with the sale of shares of a Fund, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of shares of a Fund, and (d) other incidental expenses relating to branch promotion of Fund sales.



   The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 2003, the Distributor received approximately $158,600 and $2,300 in contingent deferred sales charges attributable to Class B shares of the Short-Term Corporate Bond Fund and Ultra Short Bond Fund, respectively.

   Class C Plan. For the fiscal year ended December 31, 2003, the Distributor received approximately $474,600 and $3,600 from the Short-Term Corporate Bond Fund and the Ultra Short Bond Fund, respectively under the Class C Plan and spent approximately $918,300 and $2,000 in distributing such Fund's Class C shares. It is estimated that of the latter amount, approximately ($4,100) 0.4% and ($400) 20.0% was spent on printing and mailing of prospectuses to other than current shareholders; ($11,700) 1.3% and ($1,600) 80% on compensation to Pruco, for commission to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and ($902,400) 98.3% and ($0) 0% on the aggregate of (1) payments of commissions and account servicing fees to financial advisers ($328,700 or 35.8%) and ($0) 0%, and (2) an allocation of overhead and other branch office distribution-related expenses ($573,700 or 62.5% ) and ($0 or 0%).



   Class R Plan. Under the Class R Plan, each Fund may pay the Distributor for its distribution-related expenses with respect to Class R shares at an annual rate of up to .75 of 1% of the average daily net assets of the Class R shares of such Fund. The Class R Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class R shares of each Fund may be used as a service fee and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .75 of 1% of the average daily net assets of the Class R shares. For the period ending April 30, 2005, the Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class R Plan to .50 of 1% of the average daily net assets of the Class R shares of each Fund.



   The Distributor also received an initial sales charge, with respect to the Short-Term Corporate Bond Fund, until February 2, 2004 and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 2003, the Distributor received approximately $80,800 and $4,800 in contingent deferred sales charges attributable to Class C shares of Short-Term Corporate Bond Fund and Ultra Short Bond Fund, respectively. For the fiscal year ended December 31, 2003, the Distributor also received approximately $188,200 in initial sales charges attributable to Class C shares of such Fund.


(Dryden Ultra Short Bond Fund Only)


   Class Y Plan. Under the Class Y Plan, the Dryden Ultra Short Bond Fund pays the Distributor for its distribution-related activities with respect to Class Y shares at an annual rate of up to .75% of the average daily net assets of the Class Y shares of such Fund. The Class Y Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class Y shares may be paid as a service fee and (2) up to .50 of 1% (not including the service fee) of the average daily net assets of the Class Y shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class Y shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. For the period ending April 30, 2005, the Distributor has contractually agreed to limit its distribution and service (12b-1) related fees with respect to Class Y shares of the Fund to no more than .50 of 1% of the average daily net assets of Class Y shares. Fee waivers will increase a Fund's total return.


                                     * * *


   Distribution expenses attributable to the sale of Class A, Class B, Class C, Class Y and Class R shares of each Fund, as applicable, are allocated to each such class of such Fund based upon the ratio of sales of each such class to the sales of Class A, Class B, Class C, Class Y and Class R shares of such Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.



   The Class A, Class B, Class C, Class Y and Class R Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Independent Directors who have no direct or indirect financial interest in the Class A, Class B, Class C, Class Y or Class R Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of such Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class and Fund (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of assignment. The Company will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

   Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of each Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

   Pursuant to the Distribution Agreement, each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.


   In addition to distribution and service fees paid by the Company under the Class A, Class B, Class C, Class Y and Class R Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Wachovia Securities) and other persons which distribute shares of a Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.




Fee Waivers/Subsidies


   PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. PI has agreed to voluntarily waive a portion of its management fee for each class of the Dryden Ultra Short Bond Fund. This waiver may be changed or terminated at any time. In addition, for the period ending April 30, 2005, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A, Class C, Class Y (with respect to Dryden Ultra Short Bond
Fund) and Class R shares of each Fund. Fee waivers and subsidies will increase a Fund's total return.


NASD Maximum Sales Charge Rule

   Pursuant to rules of the National Association of Securities Dealers (NASD), Conduct Rules, the Distributor is required to limit aggregate initial sales charge, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(d) Other Service Providers

   State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, MA 02171, serves as custodian for each Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.

   PMFS, 194 Wood Avenue South, Iselin, NJ 08830, serves as the transfer and dividend disbursing agent of each Fund. It is a wholly-owned subsidiary of PIFM Holdco, Inc., the parent of PI, the Manager. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $12.00, a new account set-up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


   For the fiscal year ended December 31, 2003, the Short-Term Corporate Bond Fund and Ultra Short Bond Fund incurred expenses of approximately $320,400 and $54,300 respectively for the services of PMFS.

   Pricewaterhouse Coopers LLP, 1177 Avenues of the Americas, New York, New York 10036, served as the Funds' independent auditors through the fiscal year ended December 31, 2003 and in that capacity audited the Funds' annual financial statements through December 31, 2003. Effective November 18, 2003, KPMG LLP, 757 Third Avenue, New York, New York 10017 has been appointed as the Funds' independent auditors and in that capacity will audit the Funds' December 31, 2004 financial statements. The decision to change the independent auditors was approved by the Audit Committee of the Board and the full Board at meetings held on September 2, 2003.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES

   The Manager is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions. For purposes of this section, the term "Manager" includes the Investment Adviser. The Funds do not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Funds are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities and its affiliates or one of the Investment Adviser's affiliates (an affiliated broker). Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with the rules of the Commission. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

   In placing orders for portfolio securities of the Funds, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The Funds do not reduce the advisory fee they pay to the Manager by any amount that may be attributed to the value of such services.


   Subject to the above considerations, an affiliated broker may act as a securities broker for the Funds. In order for an affiliated broker to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of Independent Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. Brokerage transactions with Wachovia Securities are also subject to such fiduciary standards as may be imposed by applicable law. For the fiscal years ended December 31, 2003, 2002, and 2001, the Short-Term Corporate Bond Fund did not pay any brokerage commissions. For the fiscal year ended December 31, 2003, Ultra Short Bond Fund did not pay any brokerage commissions.

   The Company is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at December 31, 2003. As of December 31, 2003, the Funds held securities of:



                  Broker/Dealer                          Debt
                  -------------                       -----------
               Short-Term Corporate Bond Fund
                  Banc of America Securities LLC..... $ 4,640,000
                  Credit Suisse First Boston Corp.... $ 3,570,000
                  Goldman, Sachs & Co................ $   164,000
                  JPMorgan........................... $ 3,525,000
                  Lehman Brothers, Inc............... $ 3,544,000
                  Merrill Lynch & Co................. $ 1,792,000
                  Morgan Stanley..................... $ 4,729,000
                  Citigroup Global Markets, Inc...... $ 7,331,000
               Ultra Short Bond Fund
                  Banc of America Securities LLC..... $ 6,779,000
                  Credit Suisse First Boston Corp.... $ 1,295,000
                  JPMorgan........................... $ 6,298,000
                  Lehman Brothers, Inc............... $ 6,816,000
                  Goldman, Sachs & Co................ $ 2,548,000
                  Merrill Lynch & Co................. $11,108,000


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


   The Company was incorporated in Maryland on June 8, 1988. The Company is authorized to issue 593,750,000 shares of common stock, $.01 par value per share, divided into five classes for the Short-Term Corporate Bond Fund, designated Class A, Class B, Class C, Class Z and Class R common stock, each of which consists of 62,500,000 shares, and divided into six classes for the Dryden Ultra Short Bond Fund, designated Class A, Class B, Class C, Class Z, Class Y, and Class R each of which consists of 31,250,000 authorized shares of each of Class A, Class B, Class C, Class Z and Class R common stock and 125,000,000 shares of Class Y. Each class represents an interest in the same assets of the respective Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different (or no) exchange privilege and (4) only Class B and, Class Y, with respect to Dryden Ultra Short Bond Fund, shares have a conversion feature. Class Z shares and Class R shares, are offered exclusively for sale to a limited group of investors. Class B and Class C shares of Dryden Ultra Short Bond Fund are available only by exchange. In accordance with the Company's Articles of Incorporation, the Board may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.


   The Board may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Company, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class of common stock of a Fund is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B and, Class Y, with respect to Dryden Ultra Short Bond Fund, shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of a Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class Y (with respect to Dryden Ultra Short Bond Fund) shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class Y (with respect to Dryden Ultra Short

Bond Fund) shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. With respect to Dryden Ultra Short Bond Fund, since Class Y shares generally bear higher distribution expenses than Class A shares and Class Z shares, the liquidation proceeds to Class Y shareholders are likely to be higher than to Class A and Class Z shareholders of such Fund. Neither Fund's shares have cumulative voting rights for the election of Directors.

   The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

              PURCHASE, REDEMPTION AND PRICING OF COMPANY SHARES

   Short-Term Corporate Bond Fund


   Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class A (in certain cases), Class B or Class C shares). Class Z and Class R shares of the Fund, are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus of the Fund.


   Dryden Ultra Short Bond Fund


   Class A, Class Y and Class Z and Class R (which are available only to a limited group of investors) shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share. Class B and Class C shares are available only through exchange into the Fund and each has a sales charge which may be imposed on a deferred basis. In certain cases, Class A shares have a sales charge which may be imposed on a deferred basis. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus of the Fund.



   Purchase by Wire. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Dryden Short Term Bond Fund, Inc.--Short-Term Corporate Bond Fund or Dryden Ultra Short Bond Fund, as applicable, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C, Class Z, Class Y or Class R shares).


   If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of a Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


   In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Dryden Short-Term Bond Fund, Inc.--Short-Term Corporate Bond Fund or Dryden Ultra Short Bond Fund, as applicable, Class A, Class B, Class C, Class Z, Class Y or Class R shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds.


Issuance of Fund Shares for Securities

   Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of a Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Funds' investment adviser.

Specimen Price Make-Up

   Short-Term Corporate Bond Fund


   Under the current distribution arrangements between the Fund and the Distributor, Class A shares/1/ of the Fund are sold at a maximum sales charge of 3.25%/1,/, and Class B/1/, Class C/1/, Class Z and Class R/2 /shares are sold at NAV. Using the Fund's NAV at December 31, 2003, the maximum offering prices of the Fund's shares are as follows:



Class A
NAV and redemption price per Class A share/1/................ $11.52
Maximum sales charge (3.25% of offering price)...............   0.39
                                                              ------
Maximum offering price to public............................. $11.91
                                                              ======
Class B
NAV, offering price and redemption price per Class B share/1/ $11.52
                                                              ======
Class C
NAV, offering price and redemption price per Class C share... $11.52
                                                              ======
Class Z
NAV, offering price and redemption price per Class Z share... $11.55
                                                              ======
Class R
NAV, offering price and redemption price per Class R share...  N/A
                                                              ======

         ----------
         /1/Class A, Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.


         See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus.



         /2/Class R shares were not offered at December 31, 2003.


   Dryden Ultra Short Bond Fund




   Under the current distribution arrangements between the Fund and the Distributor, each class share of the Fund is sold at NAV. Using the Fund's NAV at December 31, 2003 the maximum offering prices of the Funds shares are as follows:



Class A
NAV, offering price and redemption price per Class A share/1/ $9.89
                                                              -----
Class B
NAV, offering price and redemption price per Class B share/1/ $9.90
                                                              =====
Class C
NAV, offering price and redemption price per Class C share/1/ $9.90
                                                              =====
Class Y
NAV, offering price and redemption price per Class Y share... $9.89
                                                              =====
Class Z
NAV, offering price and redemption price per Class Z share... $9.89
                                                              =====
Class R
NAV, offering price and redemption price per Class R share...  N/A
                                                              =====

         ----------
         /1/Class A, Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.


         See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus

         ./2/Class R shares were not offered at December 31, 2003.

Selecting a Purchase Alternative

   The following is provided to assist you in determining which share class of a Fund best suits your individual circumstances and is based on current fees and expenses being charged to each Fund:


   Short-Term Corporate Bond Fund



   If you intend to hold your investment in the Fund for less than 2 years and do not qualify for a reduced sales charge on Class A Shares, since Class A shares are subject to a maximum initial sales charge of 3.25% and Class B shares are subject to a CDSC of 3% which declines to zero over a 4 year period, you should consider purchasing Class C shares over either Class A or Class B shares.





   If you qualify for a reduced sales charge on Class A shares, it generally may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

   Dryden Ultra Short Bond Fund


   Investors can directly purchase Class A, Class Y, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to a limited group of investors. Class B and Class C shares are available only through exchanges from the same share class of certain Prudential mutual funds. There are no sales charges on exchanges. The minimum investment for exchanges on Class A, B and C shares will be $25,000.



   With Class A shares, you pay no initial sales charge and the minimum purchase amount is $1,000,000. In addition, if you purchase $1 million or more of Class A shares of other Prudential mutual funds through certain broker-dealers that are not affiliated with Prudential and subsequently exchanged into Class A shares of this Fund, you may be subject to a 1% CDSC for shares redeemed within 12 months of purchase. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC) but the operating expenses each year may be higher than Class A and Class Y share expenses. With Class C shares, you pay a 1% CDSC if you sell within 12 months of purchase, but the operating expenses may also higher than the expenses for Class A and Class Y shares. With Class Y shares, you pay no initial sales charge and no CDSC, but the minimum purchase amount is $25,000 and the operating expenses are higher than the expenses for Class A shares.


Reduction and Waiver of Initial Sales Charge--Class A Shares (Short-Term Corporate Bond Fund Only)

   Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

Purchase of $1 million or more of Class A shares.


   If you purchase $1 million or more of Class A shares, you will not be subject to the initial sales charge.


   Other Waivers. In addition, Class A shares may be purchased at NAV, without any sales charge, through the Distributor or the Transfer Agent, by:

    . officers of the JennisonDryden or Strategic Partners mutual funds (including the Company)

    . employees of the Distributor, Wachovia Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Wachovia Securities or the Transfer Agent

    . employees of investment advisers of the JennisonDryden or Strategic Partners mutual funds provided that purchases at NAV are permitted by such person's employer

    . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

    . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Wachovia Securities, Pruco or with the Transfer Agent

    . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

    . investors in Individual Retirement Accounts (IRA's), provided the purchase is made in a directed rollover to such Individual Retirement Account, or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

    . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

    . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

    .  Members of the Board of Directors of Prudential

   Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the transfer agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


   Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other JennisonDryden or Strategic Partners mutual funds and American Skandia Advisor Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the prospectus.


   An eligible group of related Fund investors includes any combination of the following:

    .  an individual

    .  the individual's spouse, their children and their parents

    .  the individual's and spouse's IRA

    . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

    . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

    . one or more employee benefit plans of a company controlled by an individual.

   In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

   The transfer agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


   Letters of Intent (Short-Term Corporate Bond Fund)   Reduced sales charges
are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specific dollar amount in the Fund and other JennisonDryden and Strategic Partners mutual funds (Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

   For purposes of the Letter of Intent, the value of all shares of the Fund and shares of other JennisonDryden and Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker, will not be aggregated to determine the value of the reduced sales charge.


   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied in the fulfillment of the Letter of Intent goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sale charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

   The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to any individual participant in any retirement group plans.

Class B Shares

   The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the transfer agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

   The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Short-Term Corporate Bond Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

   The offering price of Class C shares is the next determined NAV. Redemptions of Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Class Y Shares (Dryden Ultra Short Bond Fund)

   Special Conversion Privilege. If the total value of your Class Y shares of the Fund reach $1 million or more, your shares may be eligible to convert to Class A shares. You or your Financial Professional must notify the transfer agent in advance of the purchase that will enable you to qualify for the special conversion of Class Y shares. Your entire purchase as well as your existing Class Y shares will be converted into Class A shares. All future purchases in this Fund will be into Class A shares.

Class Z Shares

   Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

   Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    . mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    . mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

    . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option

    . current and former Directors/Trustees of JennisonDryden or Strategic Partners mutual funds (including the Fund)

    .  Prudential, with an investment of $10 million or more.

    . Class Z shares may also be purchased by qualified state tuition programs (529 plans).

Class Y Shares (Dryden Ultra Short Bond Fund Only)

   The offering price of Class Y shares is the next determined NAV. Class Y shares are not subject to any sales charges. Class Y shares do not offer any exchange privileges.


Class R Shares



   Retirement Plans. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans, and section 403 plans sponsored by section 501(c)( 3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.


Rights of Accumulation


   Reduced sales charges also are available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden and Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of Accumulation may be applied across the classes of shares of the JennisonDryden and Strategic Partners mutual funds. The value of shares held directly with the transfer agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "Risk/Return Summary--Evaluating Performance" in the Prospectus of the Fund.

   The Distributor or the transfer agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

Sale of Shares

   You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the transfer agent in connection with investors' accounts) by the transfer agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the applicable Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time), in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

   If you hold shares of a Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

   In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the transfer agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the applicable Fund in care of its transfer agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8310, Philadelphia, PA 19101 to the Distributor, or to your broker.

   Payment to Third Parties. In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price of Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments for any share class, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

   Signature Guarantee.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary and your shares are held directly with the transfer agent, the signature(s) on the redemption request, or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The transfer agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

   Payment for shares presented for redemption will be made by check within seven days after receipt by the transfer agent, the Distributor or your broker of the written request, and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2),
(3) or (4) exist.

   Payment for redemption of recently purchased shares will be delayed until a Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

   Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve System. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by a Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in each Fund's Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in each Fund's Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.


   Redemption in Kind. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of such Fund during any 90-day period for any one shareholder.

   Involuntary Redemption. In order to reduce expenses of a Fund, the Board may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has an account value of less than $500 due to a redemption. A Fund will give such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

   90-Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the applicable Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the transfer agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below.

Contingent Deferred Sales Charge

   With respect to Short-Term Corporate Bond Fund, redemptions of Class B shares will be subject to a CDSC declining from 3% to zero over a four-year period. Class C shares of such Fund redeemed within 12 months of purchase will be subject to a 1% CDSC.

   With respect to Dryden Ultra Short Bond Fund, redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares of such Fund redeemed within 12 months of purchase will be subject to a 1% CDSC.


   Although not subject to an initial sales charge, certain investors who purchase $1 million or more of Class A shares of any Fund and sell these shares within 12 months of purchase are subject to a 1% CDSC. The CDSC for each Fund will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount that is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), 6 years, in the case of Class B shares of Short-Term Corporate Bond Fund and 6 years, in the case of Class B shares of Dryden Ultra Short Bond Fund, and 12 months in the case of Class C shares of Short-Term Corporate Bond Fund and Dryden Ultra Short Bond Fund. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

   The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares in each Fund:

                                       Contingent Deferred Sales Charge
                                       as a Percentage of Dollars Invested
                                       or Redemption Proceeds
                                       ----------------------------------
                      Year Since       Short-Term       Dryden Ultra
                   Purchase Payment    Corporate         Short Bond
                         Made          Bond Fund            Fund
                   ----------------    ----------       ------------
                  First...............     3.0%              5.0%
                  Second..............     2.0%              4.0%
                  Third...............     1.0%              3.0%
                  Fourth..............     1.0%              2.0%
                  Fifth...............    None               1.0%
                  Sixth...............    None               1.0%
                  Seventh.............    None              None

   In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases for each Fund), 6 years for Class B shares of Short-Term Corporate Bond Fund and Dryden Ultra Short Bond Fund, respectively, and 12 months for Class C shares of Short-Term Corporate Bond Fund and Dryden Ultra Short Bond Fund; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   For example, assume you purchased 100 Class B shares of Short-Term Corporate Bond Fund at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 2% (the applicable rate in the second year after purchase) for a total CDSC of $4.80.

   For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

   Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

   The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

   Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

   Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The transfer agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

   In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

   You must notify the transfer agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the transfer agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

   In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.

Category of Waiver                                 Required Documentation
------------------                                 ----------------------

Death                                              A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be considered       A copy of the Social Security Administration award letter or a letter disabled if he or she is unable to engage in any from a physician on the physician's letterhead stating that the
  substantial gainful activity by reason of any    shareholder (or, in the case of a trust, the grantor (a copy of the trust
  medically determinable physical or mental        agreement identifying the grantor will be required as well)) is
  impairment which can be expected to result in    permanently disabled. The letter must also indicate the date of death or to be of long-continued and indefinite  disability.
  duration.

Distribution from an IRA or 403(b) Custodial       A copy of the distribution form from the custodial firm indicating (i)
  Account                                          the date of birth of the shareholder and (ii) that the shareholder is over age 59 1/2 and is taking a normal distribution--signed by the shareholder.

Distribution from Retirement Plan                  A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions                               A letter from the shareholder (for an IRA) or the plan administrator/
                                                   trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

   PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge--Class C Shares

   Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

   Class B shares will automatically convert to Class A shares on a quarterly basis approximately five and seven years after purchase in the case of Short-Term Corporate Bond Fund and Dryden Ultra Short Bond Fund, respectively. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

   Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(i) the ratio of (a) the amounts paid for Class B shares purchased at least five and seven years in the case of Short-Term Corporate Bond Fund and Dryden Ultra Short Bond Fund, respectively, prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

   For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible
Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately five or seven years, with respect to Short-Term Corporate Bond Fund and Dryden Ultra Short Bond Fund, respectively, before such conversion date. For example, with respect to Short-Term Corporate Bond Fund, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately five years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

   Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

   For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately six years and eight years from purchase, with respect to Short-Term Corporate Bond Fund and Dryden Ultra Short Bond Fund, respectively. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

   The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class Z, Class R and Class Y (with respect to Dryden Ultra Short Bond Fund) shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of each Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                        SHAREHOLDER INVESTMENT ACCOUNT

   Upon the initial purchase of shares of a Fund, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the transfer agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to the shareholders the following privileges and plans, unless indicated otherwise.

Automatic Reinvestment of Dividends and/or Distributions

   For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at net asset value per share. An investor may direct the transfer agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividends or distributions at net asset value by returning the check or the proceeds to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the net asset value per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.

Exchange Privilege (Not Available to Class Y of Dryden Ultra Short Bond Fund)

   Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

   It is contemplated that the Exchange Privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds whose shares may be distributed by the Distributor.

   In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in noncertificate form. Thereafter, you may call the Company at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Company nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

   If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

   If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

   You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

   In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

   Class A. Shareholders of each Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

   The following money market funds participate in the Class A exchange privilege:

     Dryden California Municipal Fund
      (California Money Market Series)
     Dryden Government Securities Trust
      (Money Market Series)
      (U.S. Treasury Money Market Series)
     Dryden Municipal Series Fund
      (New Jersey Money Market Series)
      (New York Money Market Series)
     MoneyMart Assets, Inc. (Class A Shares)
     Dryden Tax-Free Money Fund

   Class B and Class C. Shareholders of each Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. (Special Money Fund) a money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

   Class B and Class C shares of each Fund may also be exchanged for shares of Special Money Fund, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Company, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the five and seven year holding period applicable to the Class B conversion feature, in the case of Short-Term Corporate Bond Fund and Dryden Ultra Short Bond Fund, respectively, the time period during which Class B shares were held in a money market fund will be excluded.

   At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

   Class Z. Class Z shares of each Fund may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.


   Class R. Class R shares may be exchanged for Class R shares of other JennisonDryden or Strategic Partners mutual funds.


   Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class Z shares. Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange.





   Participants in any fee-based program for which the Company is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

   Additional details about the Exchange Privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Company's transfer agent, the Distributor or your broker. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Funds, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

   Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

   Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averaged around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in ten years./1/

   The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

Period of Monthly Investments:           $100,000 $150,000 $200,000 $250,000
------------------------------           -------- -------- -------- --------
25 Years................................  $  105   $  158   $  210   $  263
20 Years................................     170      255      340      424
15 Years................................     289      433      578      722
10 Years................................     547      820    1,093    1,366
 5 Years................................   1,361    2,041    2,721    3,402

See "Automatic Investment Plan (AIP)."
----------
/1/ Source: The College Board Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year. /2/ The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

   Under AIP, an investor may arrange to have a fixed amount automatically invested in the shares of a Fund by authorizing his or her bank account or brokerage account (including a Wachovia Securities COMMAND Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automated Clearing House System.

   Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.

Systematic Withdrawal Plan

   A systematic withdrawal plan is available to shareholders through the Distributor, the transfer agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A, Class B or Class C shares may be subject to a CDSC.

   In the case of shares held through the transfer agent, all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of a Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

   The transfer agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

   Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A and Class C shares, with respect to Short-Term Corporate Bond Fund, and
(ii) the redemption of Class A (in certain cases), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

   Various tax-deferred retirement plans, including 401(k) plans, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment, administration and custodial fees as well as other plan details are available from the Distributor or the transfer agent.

   Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

   Individual Retirement Accounts. An Individual Retirement Account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          Tax-Deferred Compounding/1/

                                                          Personal  Personal
                                                          Savings   Savings
   Contributions Made Over                         IRA     (35%)     (15%)
   -----------------------                       -------- --------- --------
   10 years                                      $ 31,291 $  26,712 $ 29,235
   15 years                                        58,649    46,091   52,856
   20 years                                        98,846    71,060   85,678
   25 years                                       157,909   103,232  131,283
   30 years                                       244,692   144,685  194,651

----------
/1/The chart is for illustrative purposes only and does not represent the performance of either Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

   From time to time, the Company may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Company may waive or reduce the minimum initial investment requirements in connection with such a program.

   The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Wachovia Securities Financial Advisor, or Prudential/Pruco Financial Professional, or other broker concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

   Each Fund's NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Company will compute its NAV once each business day at the close of trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing each Fund's NAV, the Company will value the Fund's futures contracts generally 15 minutes after the close of regular trading on the NYSE. A Fund may not compute its NAV on days on which no orders to purchase, sell or exchange Fund shares have been received or on days on which changes in the value of a Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King. Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Portfolio securities for which market quotations are readily available are valued at their bid quotations. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Manager or Subadviser, including, as applicable, their portfolio managers, traders, research and credit analysts and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities, assessment of general liquidity/illiquidity of securities, the issuer's financial condition and the markets in which it does business, cost of the investment, the size of the holding and the capitalization of the issuer, the prices of any recent transactions or bids/offers for such securities or any comparable securities, any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds, and such other factors as may be determined by the Subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Investment Adviser or PI believe were priced incorrectly.

   A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Investment Adviser or PI believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the PI determines that one or more of a Fund's portfolio securities constitute Fair Value Securities, PI may determine the fair value of these securities without supervision of the Company's Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and PI presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an Independent pricing agent or principal market maker.

   Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Subadviser or Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (i) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (ii) periodically obtaining actual market quotes for the security.


   As long as each Fund declares dividends daily, the net asset value of the Class A, Class B, Class C, Class Z and Class R (with respect to Dryden Short-Term Corporate Bond Fund) and Class A, Class B, Class C, Class Z, Class R and Class Y (with respect to Dryden Ultra Short Bond Fund) shares of each Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrued differential among the classes.


                      TAXES, DIVIDENDS AND DISTRIBUTIONS


   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN THE FUND.



   Each Fund declares dividends daily based on actual net investment income determined in accordance with generally accepted accounting principles. Such dividends will be payable monthly. Each Fund's capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Dividends and distributions will be paid in additional Class A, Class B, Class C, Class Z, Class R or Class Y shares of a Fund, as applicable, based on net asset value on the payment date or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five full business days prior to the payment date to receive such distributions in cash. In the event that a shareholder's shares are redeemed on a date other than the monthly dividend payment date, the proceeds of such redemption will equal the net asset value of the shares redeemed plus the amount of all dividends declared through the date of redemption.


   The Short-Term Corporate Bond Fund has a capital loss carryforward as of December 31, 2003 of approximately $9,186,000, of which $2,081,000 expires in 2004, and $1,537,000 expires in 2007, and $1,933,000 expires in 2008, and
$3,635,000 expires in 2010. The Ultra Short Bond Fund has a capital loss carryforward as of December 31, 2003 of approximately $959,600 which expires in 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. In addition, the Ultra Short Bond Fund elected to treat post-October capital losses of approximately $1,514,800 incurred in the two month period ended December 31, 2003 as having been incurred in the following fiscal year.


   Each Fund is qualified as, intends to remain qualified as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. This relieves each Fund (but not its shareholders) from paying federal income tax on income and capital gains that are distributed to shareholders and permits net capital gains of each Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

   Qualification as a regulated investment company will be determined at the level of each Fund and not at the level of the Company. Accordingly, the determination of whether a Fund qualifies as a regulated investment company will be based on the activities of such Fund, including the purchases and sales of securities and the income received and expenses incurred by the Fund. Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of such Fund.

   Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of a Fund's annual gross income be derived from payments with respect to securities loans, interest, dividends, and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock or securities or currencies; (b) a Fund diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other stock or securities limited in respect of any one issuer to an amount not greater than 5% of the value of the assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies); and (c) a Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.


   A Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow or dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.


   Distributions of net investment income and net capital gains will be taxable as described below, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the distribution date. All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.


   Distributions of net investment income and realized net short-term capital gains of a Fund are taxable to shareholders of a Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net capital gains (that is, the excess of capital gains from the sale of assets held for more than one year over net short-term capital losses), if any, are taxable as capital gains regardless of whether the shareholder received such distribution in additional shares or in cash or of how long shares of the Fund have been held. The maximum capital gains rate for individuals generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. Other gains or losses on the sale of securities will be short-term capital gains or losses. Distributions and dividends paid by a Fund generally will not be eligible for the dividends-received deduction for corporate shareholders. In addition, dividends from a Fund will not qualify for the preferential rates of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders pursuant to recently enacted legislation. Tax-exempt shareholders generally will not be required to pay taxes on amounts distributed to them.


   Certain futures contracts and certain listed options (referred to as Section 1256 Contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at their fair market value on the last business day of a Fund's taxable year. Sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.


   Gains and losses on the sale, lapse or termination of options purchased by a Fund will generally be treated as gains or losses from the underlying property. Such gains or losses will be short-term or long-term depending upon the holding period of the option. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The straddle rates may also affect the characterization of Fund gains or losses as short-term or long-term (including the conversion of long-term capital gain to short-term capital gain) and may require the capitalization of certain related expenses of each Fund.


   Each Fund is subject to a nondeductible 4% excise tax if it does not distribute 98% of its ordinary income on a calendar year basis and 98% of its capital gains on an October 31 year-end basis. Each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. Dividends and distributions generally are taxable to shareholders in the year in which they are received or accrued; however, dividends declared in October, November or December payable to shareholders of record on a specified date in October, November or December and paid in the following January will be treated as having been paid by a Fund and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

   Any gain or loss realized upon a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than one year. However, any loss realized by a shareholder upon the sale of shares of a Fund held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder on such shares.

   Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. Under such circumstances, a shareholder who acquires shares of the Fund and sells, exchanges or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of a Fund.

   Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

   Any capital gains distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or capital gains distributions. Furthermore, such capital gains distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

   If any net capital gains are retained by a Fund for investment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat these capital gains as having been distributed to shareholders. As a result, these amounts will be taxed to shareholders as long-term capital gains, and shareholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on the gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of their shares in the Fund by the difference between their pro rata share of such gains and their tax credit.


   Under federal income tax law, a Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of a Fund, except in the case of certain exempt shareholders. Further, all such distributions and proceeds from the redemption or exchange of shares may be subject to withholding of federal income tax currently at the rate of 28% in the case of nonexempt shareholders who fail to furnish the Company with their correct taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.


   Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, or a foreign entity ("foreign shareholder") generally are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends or distributions unless the dividends or distributions are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax at regular rates on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

                            PERFORMANCE INFORMATION


   Average Annual Total Return. Each Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C, Class Z, Class R and Class Y (with respect to Dryden Ultra Short Bond Fund) shares. See "Risk/Return
Summary--Evaluating Performance" in each Fund's Prospectus.


   Average annual total return is computed according to the following formula:

                               P(1+T) /n/ = ERV

Where:  P = a hypothetical initial payment of $1,000.
     T = average annual total return.
     n = number of years.
ERV = Ending Redeemable Value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

   Average annual total return assumes reinvestment of all distributions and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

Average Annual Total Return (After Taxes on Distributions; After Taxes on Distributions and Redemption).

   Average annual total return (after taxes on distribution) is computed according to the following formula:

                            P(1 + T)/n/ = ATV\\D\\

Where:  P = a hypothetical initial payment of $1,000.
     T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
     n = number of years.
     ATV\\D\\
          ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

   Average annual total return (after taxes on distributions) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.





   Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                            P(1 + T)/n/ = ATV\\DR\\

Where:  P = a hypothetical initial payment of $1,000.
     T = average annual total return (after taxes on distributions and redemption).
     n = number of years.
     ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

   Average annual total return (after taxes on distributions and redemption) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges and any federal income taxes that may be payable upon redemption, but does not take into account any state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.






   Aggregate Total Return. Each Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C, Class Z, Class R and Class Y (with respect to Dryden Ultra Short Bond
Fund) shares.


   Aggregate total return represents the cumulative change in the value of an investment in a Fund and is computed according to the following formula:

                                    ERV - P
                                  ----------
                                       P

Where:
     P = a hypothetical initial payment of $1,000.
     ERV = Ending Redeemable Value at the end of the 1-, 5-, or 10-year periods
          (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

   Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C, Class Z, Class R and Class Y (with respect to Dryden Ultra Short Bond
Fund) shares. This yield will be computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:


                                     a-b
                       YIELD = 2[(-------- + 1)/6/ - 1]
                                     cd

Where:
     a = dividends and interest earned during the period.
     b = expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period.

   Yield fluctuates and an annualized yield quotation is not a representation by a Fund as to what an investment in such Fund will actually yield for any given period.



                             FINANCIAL STATEMENTS


   The Short-Term Corporate Bond Fund's and Ultra Short Bond Fund's financial statements for the fiscal year ended December 31, 2003, incorporated into this SAI by reference to the Short-Term Corporate Bond Fund's and Ultra Short Bond Fund's 2003 annual report to shareholders (File No. 811-5594), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP independent auditors, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of each Fund's annual report at no charge by request to the Company by calling (800) 225-1852, or by writing to the Company at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.

Asset Allocation

   Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

   Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

   Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

   Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

   Standard deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                  APPENDIX II




                    PROXY VOTING POLICIES OF THE SUBADVISER



                      SUMMARY OF PIM PROXY VOTING POLICY



   The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units.



   Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.



   A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.



   In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.



                 VOTING APPROACH OF PIM ASSET MANAGEMENT UNITS



Prudential Public Fixed Income



   As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:



  .   a proposal regarding a merger, acquisition or reorganization,



  . a proposal that is not addressed in the unit's detailed policy statement, or



  . circumstances that suggest a vote not in accordance with the detailed policy,



the proxy will be referred to the applicable portfolio manager(s) for individual consideration.



Prudential Quantitative Management



   This asset management unit applies quantitative investment processes when providing investment advisory services to its clients. Generally, when a proxy is received, this unit will vote in accordance with a predetermined set of votes set forth in a policy established by the unit's proxy voting committee. For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.



Prudential Real Estate Investors



   As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:



  .   a proposal regarding a merger, acquisition or reorganization,



  . a proposal that is not addressed in the unit's detailed policy statement, or



  . circumstances that suggest a vote not in accordance with the detailed policy,



the proxy will be referred to the relevant portfolio manager(s) for individual consideration.



Prudential Capital Group



   As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.

                                    PART C

                               OTHER INFORMATION


Item 22. Exhibits.


   (a) (1) Articles of Restatement of the Registrant. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 33-22363).

       (2) Articles Supplementary of Registrant. Incorporated by reference to
       Exhibit 1(b) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on December 9, 1996 (File No. 33-22363).

       (3) Articles Supplementary of Registrant. Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

       (4) Articles of Amendment of Registrant. Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on May 1, 2000 (File No. 33-22363).


       (5) Articles of Amendment of Registrant. Incorporated by reference to Exhibit (a)(5) to Post Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on February 19, 2003. (File No. 33-22363).



       (6) Articles of Amendment of Registrant. Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 2004 (File No. 33-22363).



       (7) Certificate of Correction. Incorporated by reference to Exhibit
       (a)(7) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 2004 (File No. 33-22363).



       (8) Articles Supplementary of Registrant. Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 2004 (File No. 33-22363).



       (9) Articles Supplementary of Registrant.*



   (b) Amended and Restated By-Laws of the Registrant dated July 17, 2003. Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 2004 (File No. 33-22363).


   (c) (1) Specimen certificate for shares of common stock, $.01 par value per share, of the Registrant. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on March 3, 1997 (File No. 33-22363).

       (2) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1994 (File No. 33-22363).


   (d) (1) Management Agreement between the Registrant and Prudential Investments LLC. Incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 2004 (File No. 33-22363).



       (2) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management Inc. Incorporated by reference to Exhibit (d)(2) to Post Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 2004 (File No. 33-22363).




   (e) (1) Distribution Agreement between Registrant and Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

       (2) Form of Selected Dealer Agreement. Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

       (3) Form of Amended and Restated Distribution Agreement between Registrant and Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on December 5, 2002 (File No. 33-22363).

       (4) Form of Dealer Agreement to Prudential Dryden Ultra Short Bond Fund. Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on December 5, 2002 (File No. 33-22363).

   (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1998 (File No. 33-22363).

       (2) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on May 1, 2000 (File No. 33-22363).

       (3) Amendment to Custodian Contract/Agreement dated as of July 17, 2001 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(3) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed via EDGAR on March 27, 2002 (File No. 33-22363).

       (4) Amendment to Custodian Contract/Agreement dated as of January 17, 2002 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(4) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed via EDGAR on March 27, 2002 (File No. 33-22363).

   (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to
       Exhibit 9 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1998 (File No. 33-22363).

       (2) Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.) . Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on
       May 1, 2000 (File No. 33-22363).


       (3) Amendment to Transfer Agency and Service Agreement dated as of September 4, 2003 by and between the Prudential and Strategic Partners Mutual Funds and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.) Incorporated by reference to Exhibit (h)(3) to Post Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on February 19, 2003. (File No. 33-22363).



   (i) Opinion and consent of Piper Rudnick LLP.*





   (j) Consent of Independent Auditors.*


   (m) (1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

       (2) Amended and Restated Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

       (3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).


       (4) Amended and Restated Distribution and Service Plan for Class A Shares. Incorporated by reference to Exhibit (m)(4) to Post Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on February 19, 2003. (File No. 33-22363).



       (5) Distribution and Service Plan for Class R Shares.*



       (6) Rule 12b-1 Fee Waiver.**



   (n) (1) Amended and Restated Rule 18f-3 Plan for Dryden Short-Term Corporate Bond Fund.*



       (2) Amended and Restated Rule 18f-3 Plan for Dryden Ultra Short Bond
       Fund.*

   (p) (1) Code of Ethics of Registrant dated February 24, 2004. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 2004 (File No. 33-22363).



       (2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services, LLC dated February 24, 2004.*



   (q) (1) Powers of Attorney dated August 1, 2003. Incorporated by reference to Exhibit (q)(1) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 2004 (File No. 33-22363).



       (2) Powers of Attorney dated August 1, 2003. Incorporated by reference to Exhibit (q)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 2004 (File No. 33-22363).

----------

* Filed herewith.




**To be filed by amendment.



Item 23. Persons Controlled by or Under Common Control with Registrant.


   None.


Item 24. Indemnification.



   Article VI of the Registrant's Articles of Restatement and Article V of the Registrant's By-Laws provide that the Registrant shall indemnify to the fullest extent permitted by law (including the Investment Company Act, as currently in effect or as the same may hereafter be amended, (the 1940 Act) any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of the Registrant or serves or served at the request of the Registrant any other enterprise as a director or officer. To the fullest extent permitted by law (including the 1940 Act, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Registrant promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Registrant. The rights provided to any person by the indemnification provisions shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment of the indemnification provisions shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.


   As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article V of the Fund's By-Laws (Exhibit (b) to the Registration Statement), present and former officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against judgments, fines, settlements and expenses to the fullest extent authorized and in the manner permitted by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, and pursuant to Section 10 of the Distribution Agreement (Exhibit
(e)(1) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

   The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

   Pursuant and subject to the provisions of Article VII of the Registrant's By-Laws, the Registrant shall indemnify each present and former director, officer, employee and agent of the Registrant against, or advance the expenses of any such person for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.

   Section 10 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) (formerly known as Prudential Investments Fund Management LLC) and Prudential Investment Management, Inc. (PIM) (as successor to The Prudential Investment Corporation), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 10 of the Management Agreement also holds PI liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

   The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

   Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   Under its Articles of Restatement and By-Laws, the Registrant may advance funds to provide for Indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

   (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

   (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

   (3) Such promise must be secured by a surety bond or other suitable insurance; and

   (4) Such surety bond or other insurance must be paid for by the recipient of such advance.


Item 25. Business and Other Connections of the Investment Adviser


   (a) Prudential Investments LLC (PI).

   See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

   The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

   The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Name and Address  Position with PI                                        Principal Occupations
----------------  ----------------                                        ---------------------
Robert F. Gunia   Executive Vice President    Executive Vice President, and Chief Administrative Officer, PI; Vice
                  and Chief Administrative      President, Prudential; President, PIMS; Executive Vice President, Chief
                  Officer                       Administrative Officer and Director of American Skandia Investment
                                                Services, Inc.; Executive Vice President and Director of American Skandia
                                                Fund Services, Inc.; Executive Vice President, Chief Administrative Officer
                                                and Director of American Skandia Advisory Services, Inc.

William V. Healey Executive Vice President    Executive Vice President, and Chief Legal Officer, PI; Vice President and
                  and Chief Legal Officer       Associate General Counsel, Prudential; Senior Vice President, Chief
                                                Legal Officer and Secretary, PIMS; Executive Vice President and Chief
                                                Legal Officer of American Skandia Investment Services, Inc., Executive
                                                Vice President and Chief Legal Officer of American Skandia Fund
                                                Services, Inc.; Executive Vice President and Chief Legal Officer of
                                                American Skandia Advisory Services, Inc.

Keithe L. Kinne   Executive Vice President    Executive Vice President, PI; Executive Vice President and Director of
                                                American Skandia Investment Services, Inc. and Executive Vice President
                                                and Director of American Skandia Advisory Services, Inc.

Kevin B. Osborn   Executive Vice President    Executive Vice President, PI; Executive Vice President and Director of
                                                American Skandia Investment Services, Inc. and Executive Vice President
                                                and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier Executive Vice President    Executive Vice President, PI

Judy A. Rice      Officer in Charge,          Officer-in-Charge, President, Chief Executive Officer and Chief Operating
                  President, Chief Executive    Officer; Officer-in-Charge, Director, President, Chief Executive Officer and
                  Officer and Chief Operating   Chief Operating Officer of American Skandia Investment Services, Inc.,
                  Officer                       Officer-in-Charge, Director, President and Chief Executive Officer of
                                                American Skandia Fund Services, Inc.; Officer-in-Charge, Director,
                                                President, Chief Executive Officer and Chief Operating Officer of American
                                                Skandia Advisory Services, Inc.

Philip N. Russo   Executive Vice President,   Executive Vice President, Chief Executive Officer and Treasurer, PI; Director
                  Chief Financial Officer and   of Jennison Associates, LLC; Executive Vice President and Director of
                  Treasurer                     American Skandia Investment Services, Inc. and Executive Vice President
                                                and Director of American Skandia Advisory Services, Inc.

Lynn M. Waldvogel Executive Vice President    Executive Vice President, PI; Chief Financial Officer and Director of
                                                American Skandia Fund Services, Inc.; Executive Vice President, Chief
                                                Financial Officer and Director of American Skandia Advisory
                                                Services, Inc.

(b) Prudential Investment Management, Inc. (PIM)

   See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

   The business and other connections of PIM's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Gateway Center Two, Newark, New Jersey 07102.

Name and Address        Position with PIM                                 Principal Occupations
----------------        -----------------                                 ---------------------
Matthew J. Chanin       Director and Senior Vice     Director and President of Prudential Equity Investors, Inc.;
Gateway Center Four     President                      Chairman, Director and President of Prudential Private
Newark, NJ 07102                                       Placement Investors, Inc.

Dennis M. Kass          Director and Vice President  Chairman, CEO and Director of Jennison Associates, LLC;
466 Lexington Avenue                                   Director of Prudential Trust Company
18th Floor
New York, NY 10017

Philip N. Russo         Director                     Director of Jennison Associates, LLC; Executive Vice President,
                                                       Chief Financial Officer and Treasurer, PI

John R. Strangfeld, Jr. Chairman and Director        Vice Chairman of Prudential Financial, Inc. (Prudential);
                                                       Chairman, Director and CEO of Prudential Securities Group;
                                                       Director and President of Prudential Asset Management
                                                       Holding Company; Director of Jennison Associates LLC;
                                                       Executive Vice President of The Prudential Insurance Company
                                                       of America

James J. Sullivan       Director, Vice President and Chairman, Director, President and CEO of Prudential Trust
                        Managing Director              Company; Director and President of The Prudential Asset
                                                       Management Company, Inc.

Bernard B. Winograd     Director, President & CEO    Senior Vice President of Prudential; Director of Jennison
                                                       Associates, LLC; Director and Vice President of Prudential
                                                       Asset Management Holding Company


Item 26. Principal Underwriters


   (a) Prudential Investment Management Services LLC (PIMS)


   PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.


   PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

   (b) Information concerning the officers and directors of PIMS is set forth below:

                           Positions and Offices                                      Positions and Offices
Name(1)                    with Underwriter                                              with Registrant
-------                    ---------------------                                      ---------------------
Edward P. Baird........... Executive Vice President                                 None
  213 Washington Street
  Newark, NJ 07102

C. Edward Chaplin......... Vice President and Treasurer                             None
  751 Broad Street
  Newark, NJ 07102

Kenneth J. Schindler...... Senior Vice President and Chief Compliance Officer       None

Robert F. Gunia........... President                                                Vice President and Trustee

William V. Healey......... Senior Vice President, Secretary and Chief Legal Officer None

Michael J. McQuade........ Senior Vice President and Chief Financial Officer        None

David R. Odernath......... Executive Vice President                                 None

Stephen Pelletier......... Executive Vice President                                 None

Scott G. Sleyster......... Executive Vice President                                 None
  71 Hanover Road
  Florham Park, NJ 07932

Bernard B. Winograd....... Executive Vice President                                 None

----------
(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 unless otherwise indicated.

   (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


Item 27. Location of Accounts and Records


   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; Prudential Investment Management, Inc., Gateway Center Two, Newark, NJ 07102; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; and Prudential Mutual Fund Services LLC 194 Wood Avenue South, Iselin, NJ 08830. Documents required by Rules 31a-1(b)(5),
(6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and (11) and
31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Service LLC.


Item 28. Management Services


   Other than as set forth under the captions "How the Fund is Managed--Manager," "--Investment Adviser" and "--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


Item 29. Undertakings


   Not applicable.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of April, 2004.


                          DRYDEN SHORT-TERM BOND FUND, INC.


                                           *

                               -------------------------
                                   Judy A. Rice, President

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature           Title                                 Date
        ---------           -----                                 ----

          *                 Director
-------------------------
  David E.A. Carson

          *                 Vice President and Director
-------------------------
  Robert F. Gunia

        *                   Director
-------------------------
  Robert E. La Blanc

          *                 Director
-------------------------
  Douglas H. McCorkindale

          *                 Director
-------------------------
  Richard A. Redeker

          *                 President and Director
-------------------------
  Judy A. Rice

          *                 Director
-------------------------
  Robin B. Smith

          *                 Director
-------------------------
  Stephen Stoneburn

          *                 Director
-------------------------
  Clay T. Whitehead

          *                 Treasurer and Principal Financial and
-------------------------     Accounting Officer
  Grace C. Torres


                     *  /s/  MARGUERITE E.H. MORRISON


                                                                 April 30, 2004

By: ____________________________________________________________________________

                            (Marguerite E.H. Morrison)

                                Attorney-in-fact)

                                 EXHIBIT INDEX

Exhibit No.



   (a) (9) Articles Supplementary of Registrant.





   (i) Opinion and consent of Piper Rudnick LLP.



   (j) Consent of Independent Auditors.



   (m) (5) Distribution and Service Plan for Class R shares.





   (n) (1) Amended and Restated Rule 18f-3 Plan for Dryden Short-Term Corporate Bond Fund.



       (2) Amended and Restated Rule 18f-3 Plan for Dryden Ultra Short Bond
       Fund.



   (p) (2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services, LLC dated February 24, 2004.